                                                               Exhibit 10.3

                                                                EXECUTION COPY








                               $35,000,000

                             CREDIT AGREEMENT

                                  AMONG

                      BRANT-ALLEN INDUSTRIES, INC.,
                               AS BORROWER,

                           THE SEVERAL LENDERS
                    FROM TIME TO TIME PARTIES HERETO,

                        TD SECURITIES (USA) INC.,
                               AS ARRANGER

                                   AND

                     TORONTO-DOMINION (TEXAS), INC.,
                         AS ADMINISTRATIVE AGENT


                       DATED AS OF DECEMBER 1, 1997








                            TABLE OF CONTENTS

                                                                       Page

SECTION 1.  DEFINITIONS................................................  2

        1.1    Defined Terms...........................................  2
        1.2    Other Definitional Provisions........................... 19

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS............................ 19

        2.1    Term Loan Commitments; Revolving Credit
                 commitments........................................... 19
        2.2    Procedure for Borrowing................................. 20
        2.3    Repayment of Loans...................................... 20
        2.4    Repayment of Loans; Evidence of Debt.................... 21
        2.5    Commitment Fees, etc. .................................. 21
        2.6    Optional Termination of Revolving Credit Commitments;
                 Optional Prepayments.................................. 22
        2.7    Mandatory Prepayments and Commitment Restrictions....... 22
        2.8    Conversion and Continuation Options..................... 24
        2.9    Minimum Amounts and Maximum Number of Eurodollar
                 Tranches.............................................. 24
        2.10   Interest Rates and Payment Dates........................ 24
        2.11   Computation of Interest and Fees........................ 25
        2.12   Inability to Determine Interest Rate.................... 25
        2.13   Pro Rata Treatment and Payments......................... 26
        2.14   Requirements of Law..................................... 27
        2.15   Taxes................................................... 28
        2.16   Indemnity............................................... 30
        2.17   Illegality.............................................. 30
        2.18   Change of Lending Office................................ 30

SECTION 3.  REPRESENTATIONS AND WARRANTIES............................. 31

        3.1    Financial Condition..................................... 31
        3.2    No Change............................................... 32
        3.3    Existence; Compliance with Law.......................... 32
        3.4    Power; Authorization; Enforceable Obligations........... 32
        3.5    No Legal Bar............................................ 32
        3.6    No Material Litigation.................................. 33
        3.7    No Default.............................................. 33
        3.8    Ownership of Property; Liens............................ 33
        3.9    Intellectual Property................................... 33
        3.10   Taxes................................................... 33
        3.11   Federal Regulations..................................... 34
        3.12   Labor Matters........................................... 34
        3.13   ERISA................................................... 34
        3.14   Investment Company Act; Other Regulations............... 34
        3.15   Subsidiaries............................................ 34
        3.16   Use of Proceeds......................................... 34
        3.17   Environmental Matters................................... 35
        3.18   Accuracy of Information, etc............................ 36
        3.19   Security Documents...................................... 36
        3.20   Solvency................................................ 37

SECTION 4.  CONDITIONS PRECEDENT....................................... 37

        4.1    Conditions to Initial Extension of Credit............... 37
        4.2    Conditions to Each Loan................................. 40

SECTION 5.  AFFIRMATIVE COVENANTS...................................... 40

        5.1    Financial Statements.................................... 40
        5.2    Certificates; Other Information......................... 41
        5.3    Payment of Obligations.................................. 42
        5.4    Conduct of Business and Maintenance of Existence, etc. . 42
        5.5    Maintenance of Property; Insurance...................... 42
        5.6    Inspection of Property; Books and Records; Discussions.. 43
        5.7    Notices................................................. 43
        5.8    Environmental Laws...................................... 44

SECTION 6.  NEGATIVE COVENANTS......................................... 44

        6.1    Asset Coverage Ratio.................................... 44
        6.2    Limitation on Indebtedness.............................. 45
        6.3    Limitation on Liens..................................... 46
        6.4    Limitation on Fundamental Changes....................... 48
        6.5    Limitation on Sale of Assets............................ 48
        6.6    Limitation on Dividends................................. 49
        6.7    [Reserved............................................... 49
        6.8    Limitation on Investments, Loans and Advances........... 50
        6.9    Limitation on Optional Payments and Modifications
                 of Debt Instruments, etc. ............................ 50
        6.10   Limitation on Transactions with Affiliates.............. 51
        6.11   Limitation on Sales and Leasebacks...................... 51
        6.12   Limitation on Changes in Fiscal Periods................. 51
        6.13   Limitation on Negative Pledge Clauses................... 51
        6.14   Limitation on Restrictions on Subsidiary Distributions.. 51
        6.15   Limitation on Lines of Business......................... 52
        6.16   Limitation on Amendments to Acquisition Documents....... 52
        6.17   Limitation on Leases.................................... 52
        6.18   Limitation on Amendments to Management Contracts........ 52

SECTION 7.  EVENTS OF DEFAULT.......................................... 53

SECTION 8.  THE AGENTS................................................. 55

        8.1    Appointment............................................. 55
        8.2    Delegation of Duties.................................... 55
        8.3    Exculpatory Provisions.................................. 55
        8.4    Reliance by Agents...................................... 56
        8.5    Notice of Default....................................... 56
        8.6    Non-Reliance on Agents and Other Lenders................ 57
        8.7    Indemnification......................................... 57
        8.8    Agent in Its Individual Capacity........................ 57
        8.9    Successor Administrative Agent.......................... 58
        8.10   Authorization to Execute Intercreditor Agreement
                 and Security Documents................................ 58
        8.11   The Arranger............................................ 58



SCHEDULES:

1.1A              Commitments
3.1(b)            Dividends and Distributions
3.4               Consents, Authorizations, Filings and Notices
3.15              Subsidiaries
3.19              UCC Filing Jurisdictions
6.2               Existing Indebtedness
6.3               Existing Liens
6.8(f)            Existing Investments
X                 Calculation of Administrative Value


EXHIBITS:

A                 Form of Timberlands Guarantee
B                 Form of Timberlands Pledge Agreement
C-1               Form of Soucy Pledge Agreement
C-2               Form of Cash Collateral Agreement
D                 Form of Intercreditor Agreement
E                 Form of Compliance Certificate
F                 Form of Closing Certificate
G                 Form of Assignment and Acceptance
H                 Form of Legal Opinion of Skadden, Arps, Slate,
                     Meagher & Flom
I-1               Form of Term Note
I-2               Form of Revolving Credit Note
J                 Form of Exemption Certificate





                    CREDIT AGREEMENT, dated as of December 1, 1997, among BRANT- ALLEN INDUSTRIES, INC., a Delaware corporation (the "Borrower" or "Brant-Allen"), the several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), TD SECURITIES (USA) INC., as advisor and arranger (in such capacity, the "Arranger"), and TORONTO-DOMINION (TEXAS), INC., as administrative agent (in such capacity, the "Administrative Agent").


                                     W I T N E S S E T H:


                    WHEREAS, the Borrower holds partnership interests in Bear Island Timberlands Company, L.P., a Virginia limited partnership ("Timberlands L.P."), and Dow Jones Virginia Company, Inc. and Newsprint, Inc. (collectively, the "Retiring Partners") hold the remaining partnership interests in Timberlands L.P.;

                    WHEREAS, the Borrower is a party to the Timberlands Partnership Interest Sale Agreement, dated as of October 15, 1997 (the "Acquisition Agreement"), with the Retiring Partners, pursuant to which the Borrower will purchase the Retiring Partners' partnership interests in Timberlands for cash in an aggregate amount of approximately $35,000,000 on the Closing Date (the "Transaction");

                    WHEREAS, simultaneously with or prior to the closing of the Transaction Timberlands L.P. will be converted into a Virginia limited liability company known as Bear Island Timberlands Company, L.L.C. ("Timberlands");

                    WHEREAS, in connection with the Transaction, the Borrower has requested the Lenders to establish (i) a Term Loan Facility in the aggregate amount of $32,000,000 and (ii) a Revolving Credit Facility in the aggregate amount of $3,000,000;

                    WHEREAS, the proceeds of such credit facilities will be used to finance the Transaction and to deposit into the Collateral Account an amount equal to the interest that shall accrue on the Loans from the Closing Date to the first anniversary thereof;

                    WHEREAS, the Lenders are willing to make such credit facilities available upon and subject to the terms and conditions hereinafter set forth;

                     NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                    SECTION 1.  DEFINITIONS

                    1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

                     "Acquired Indebtedness": Indebtedness of a Person
                  (a) existing at the time such Person becomes a Subsidiary of Soucy or any of its Subsidiaries or (b) assumed in connection with the acquisition by Soucy or any of its Subsidiaries of assets from such Person.

                     "Acquisition Agreement": as defined in the recitals
                  hereto.

                     "Administrative Value": the value calculated in
                  accordance with Schedule
                  X.

                     "Affiliate": as to any Person, any other Person
                  that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or
                  (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                     "Agents": the collective reference to the Arranger
                  and the Administrative Agent.

                     "Aggregate Exposure": with respect to any Lender, an
                  amount equal to (a) until the Closing Date, the aggregate amount of such Lender's Commitments and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of such Lender's Term Loans and (ii) the amount of such Lender's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the amount of such Lender's Revolving Credit Loans.

                     "Aggregate Exposure Percentage" with respect to any
                  Lender, the ratio (expressed as a percentage) of such Lender's Aggregate Exposure to the Aggregate Exposure of all Lenders.

                     "Agreement": this Credit Agreement, as amended,
                  supplemented or otherwise modified from time to time.

                     "Applicable Margin": (i) with respect to a Loan
                  bearing interest based upon the Base Rate, 1.75%, and
                  (ii) with respect to a Loan bearing interest based upon the Eurodollar Rate, 2.75%

                     "Applicable Subsidiaries": Timberlands and its
                  Subsidiaries and/or Soucy
                  and its Subsidiaries, as the case may be.

                     "Asset Sale": (a) in respect of Timberlands and its
                  Subsidiaries, any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clause (a), (b), (c), (d) or
                  (h) of Section 6.5) which yields gross proceeds (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $300,000 in the aggregate in any fiscal year, (b) in respect of Soucy and its Subsidiaries, any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clauses
                  (a), (b), (c) or (d) of Section 6.5) which yields gross proceeds to Soucy or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $1,000,000 in the aggregate in any fiscal year and (c) in respect of the Borrower, any sale by the Borrower of Capital Stock of Timberlands or Soucy.

                     "Assignee":  as defined in Section 9.6(c).

                     "Assignor":  as defined in Section 9.6(c).

                     "Available Revolving Credit Commitment": as to any
                  Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Revolving Credit Commitment over (b) the aggregate outstanding principal amount of such Lender's Revolving Credit Loans.

                     "Base Rate": for any day, a rate per annum (rounded
                  upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by The Toronto-Dominion Bank as its prime or base rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by The Toronto-Dominion Bank in connection with extensions of credit to debtors). Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                     "Base Rate Loans": Loans the rate of interest
                  applicable to which is based upon the Base Rate.

                     "Board": the Board of Governors of the Federal
                  Reserve System of the United States (or any successor).

                     "Business":  as defined in Section 3.17.

                     "Business Day": (i) for all purposes other than as
                  covered by clause (ii) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

                     "C$":  the lawful currency of Canada.

                     "Capital Expenditures": for any period, with respect
                  to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

                     "Capital Lease Obligations": as to any Person, the
                  obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                     "Capital Stock": any and all shares, interests,
                  participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

                     "Cash Collateral Agreement": the cash collateral
                  agreement substantially in the form of Exhibit C-2 to be executed and delivered by the Borrower in favor of the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

                     "Cash Equivalents": (a) marketable direct
                  obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-2 by Standard & Poor's Ratings Services ("S&P") or P-2 by Moody's Investors Service, Inc. ("Moody's"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                     "Change of Control": (a) if neither Peter M. Brant
                  nor Joseph Allen shall own at least 50% of the issued and outstanding voting stock of the Borrower or (b) any Person other than Peter M. Brant or Joseph Allen (or their respective estates, heirs or beneficiaries, or successive estates, heirs or beneficiaries) shall own voting stock of the Borrower.

                     "Closing Date": the date on which the conditions
                  precedent set forth in Section 4.1 shall have been satisfied.

                     "Code": the Internal Revenue Code of 1986, as
                  amended from time to time.

                     "Collateral": all Property of the Loan Parties, now
                  owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

                     "Collateral Account": the cash collateral account
                  established pursuant to the Cash Collateral Agreement.

                     "Commitment": as to any Lender, the sum of the Term
                  Loan Commitment and the Revolving Credit Commitment of such Lender.

                     "Commonly Controlled Entity": an entity, whether or
                  not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

                     "Compliance Certificate": a certificate duly
                  executed by a Responsible Officer substantially in the form of Exhibit E.

                     "Confidential Information Memorandum": the
                  Confidential Information Memorandum dated October 1997 and furnished to the Lenders in respect of the Term Loan Facility and the Paper Company Loan.

                     "Consolidated Lease Expense": with respect to any
                  Person for any period, the aggregate amount of fixed and contingent rentals payable by such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period with respect to leases of real and personal property; provided, that Capital Lease Obligations shall not constitute Consolidated Lease Expense.

                     "Consolidated Net Income": with respect to any
                  Person for any period, the consolidated net income (or loss) of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of such Person or is merged into or consolidated with such Person or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of such Person) in which such Person or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by such Person or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

                     "Consolidated Net Worth": with respect to any Person
                  at any date, all amounts which would, in conformity with GAAP, be included on a consolidated balance sheet of such Person and its Subsidiaries under stockholders' equity at such date.

                     "Consolidated Tangible Net Worth": with respect to
                  any Person, as of any date, Consolidated Net Worth less the sum of the net book amount of all assets, after deducting any reserves applicable thereto, which would be treated as intangible under GAAP, as presented on the consolidated financial statements of such Person as of such date.

                     "Consolidated Total Liabilities": with respect to
                  any Person at any date, all amounts which would, in conformity with GAAP, be set forth opposite the caption "total liabilities" (or any like caption) on a consolidated balance sheet of such Person and its Subsidiaries at such date.

                     "Contractual Obligation": as to any Person, any
                  provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

                     "Currency Swap Agreements": with respect to any
                  Person, any spot or forward foreign exchange agreements and currency swap, currency option or other similar financial agreements or arrangements entered into by such Person or any of its Subsidiaries in the ordinary course of business and designed to protect against or manage exposure to fluctuations in foreign currency exchange rates.

                     "Default": any of the events specified in Section 7,
                  whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                     "Disposition": with respect to any Property, any
                  sale, lease, sale and leaseback, assignment (other than the granting of a Lien or other encumbrance permitted in accordance with the terms of this Agreement), conveyance, transfer or other disposition thereof; and the terms "Dispose" and "Disposed of" shall have correlative meanings.

                     "Dollars" and "$": dollars in lawful currency of the
                  United States of America.

                     "Elebash Agreement": the agreement for certain
                  marketing and consulting services dated as of October 11, 1988 and effective as of July 12, 1988 between the Borrower and Timberlands, as successors in interest, and The Elebash Company.

                     "Environmental Laws": any and all foreign, Federal,
                  state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

                     "Environmental Permits": any and all permits,
                  licenses, registrations, notifications, exemptions and any other authorizations required under any Environmental Law.

                     "ERISA": the Employee Retirement Income Security Act
                  of 1974, as amended from time to time.

                     "Eurocurrency Reserve Requirements": for any day as
                  applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

                     "Eurodollar Base Rate": with respect to each day
                  during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate Service (or otherwise on such service), the "Eurodollar Base Rate" for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

                     "Eurodollar Loans": Loans the rate of interest
                  applicable to which is based upon the Eurodollar Rate.

                     "Eurodollar Rate": with respect to each day during
                  each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                                     Eurodollar Base Rate
                               -------------------------------
                           1.00 - Eurocurrency Reserve Requirements

                     "Eurodollar Tranche": the collective reference to
                  Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

                     "Event of Default": any of the events specified in
                  Section 7, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                     "Facility": each of (a) the Term Loan Commitments
                  and the Term Loans made thereunder (the "Term Loan Facility") and (b) the Revolving Credit Commitments and the Revolving Credit Loans made thereunder (the
                  "Revolving Credit Facility").

                     "Federal Funds Effective Rate": for any day, the
                  weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                     "Funding Office": the office of the Administrative
                  Agent set forth in Section 9.2.

                     "GAAP": generally accepted accounting principles in
                  the United States of America as in effect from time to time, except that for purposes of Section 6.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements delivered pursuant to Section 3.1(b). In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of any Person shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission (or successors thereto or agencies with similar functions).

                     "Governmental Authority": any nation or government,
                  any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including, without limitation, the National Association of Insurance Commissioners).

                     "Guarantee Obligation": as to any Person (the
                  "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
                  (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and
                  (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                     "Indebtedness": of any Person at any date, without
                  duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than current trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock
                  (other than common stock) of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above; (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured
                  by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, (j) for the purposes of Section 7(e) only, all obligations of such Person in respect of Interest Rate Protection Agreements and (k) the liquidation value of any preferred Capital Stock of such Person or its Subsidiaries held by any Person other than such Person and its Wholly Owned Subsidiaries.

                     "Insolvency": with respect to any Multiemployer
                  Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                     "Insolvent":  pertaining to a condition of Insolvency.

                     "Intellectual Property": the collective reference to
                  all rights, priorities and privileges of the Borrower and the Applicable Subsidiaries relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, copyrights, copyright licenses, patents, patent licenses, trademarks (and the goodwill of the business symbolized thereby), trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement, dilution or misappropriation thereof, including the right to receive all proceeds and damages therefrom.

                     "Intercreditor Agreement": the Intercreditor
                  Agreement, substantially in the form of Exhibit D, to be entered into by the Administrative Agent, the Trustee and Toronto-Dominion (Texas), Inc., as administrative agent under the Paper Company Loan Agreement.

                     "Interest Payment Date": (a) as to any Base Rate
                  Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period,
                  (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan, the date of any repayment or prepayment made in respect thereof.

                     "Interest Period": as to any Eurodollar Loan, (a)
                  initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                     (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                     (ii) any Interest Period that would otherwise extend
                          beyond the date final payment is due on the Term Loans shall end on such due date;

                    (iii) any Interest Period that begins on the last Business
                          Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                     (iv) the Borrower shall select Interest Periods so as not
                          to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

                     "Interest Rate Protection Agreement": any interest
                  rate protection agreement, interest rate futures contract, interest rate option, interest rate cap or other interest rate hedge arrangement, to or under which the Borrower or any of its Subsidiaries is a party or a beneficiary on the date hereof or becomes a party or a beneficiary after the date hereof.

                     "John Hancock Credit Agreement": the Amended and
                  Restated Timberlands Loan and Maintenance Agreement, dated as of November 24, 1997, between Timberlands and John Hancock Mutual Life Insurance Company, as in effect on amended through the Closing Date and as further amended or otherwise modified in accordance with the terms of this Agreement.

                     "Lien": any mortgage, pledge, hypothecation,
                  assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

                     "Loan": any loan made by any Lender pursuant to this
                  Agreement.

                     "Loan Documents": this Agreement, the Timberlands
                  Guarantee, the Security Documents, the Intercreditor Agreement and the Notes.

                     "Loan Party": each of the Borrower, Timberlands and
                  each Subsidiary of the Borrower and Timberlands that is a party to a Loan Document (other than any such Person which is only a party to an Acknowledgment and Consent executed pursuant to a Security Document).

                     "Management Contracts": the collective reference to
                  (i) the Paper Company Management Contract and (ii) the Soucy Management Contract.

                     "Material Adverse Effect": a material adverse effect
                  on (a) the Transaction, (b) the business, assets, property, condition (financial or otherwise) or prospects of (i) the Borrower and its Applicable Subsidiaries taken as a whole or (ii) Timberlands and Soucy and their respective Subsidiaries, taken as a whole or (c) the validity or enforceability of any material provision of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder.

                     "Material Environmental Amount": an amount or
                  amounts payable by Timberlands, Soucy and/or their respective Subsidiaries in excess of $1,000,000 in the aggregate during any fiscal quarter, $3,500,000 in the aggregate during any four consecutive fiscal quarters or $7,000,000 in the aggregate after the Closing Date for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

                     "Materials of Environmental Concern": any gasoline
                  or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation, or that could result in liability under any Environmental Law.

                     "Multiemployer Plan": a Plan which is a
                  multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                     "Net Cash Proceeds": (a) in connection with any
                  Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of any amount required to be put into escrow, or otherwise paid, under the John Hancock Credit Agreement, attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of any taxes of the entity in respect of the Asset Sale or Recovery Event and any Partner Taxes paid or reasonably estimated to be payable as a result thereof and (b) in connection with any issuance or sale of debt or equity securities in a primary offering or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

                     "Non-Excluded Taxes":  as defined in Section 2.15(a).

                     "Non-U.S. Lender":  as defined in Section 2.15(d).

                     "Notes": the collective reference to any promissory
                  note evidencing Loans.

                     "Obligations": the unpaid principal of and interest
                  on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender (or, in the case of Interest Rate Protection Agreements and Currency Swap Agreements, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, any Interest Rate Protection Agreement or Currency Swap Agreement entered into with any Lender or any affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

                     "Other Taxes": any and all present or future stamp
                  or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

                     "Paper Company": Bear Island Paper Company, LLC, a
                  Virginia limited liability company.

                     "Paper Company Loan": the collective reference to
                  the loans made pursuant to the Paper Company Loan
                  Agreement.

                     "Paper Company Loan Agreement": the Credit
                  Agreement, dated as of December 1, 1997, among the Paper Company, the lenders from time to time parties thereto, and Toronto-Dominion (Texas), Inc., as Administrative Agent, as amended, supplemented or otherwise modified from time to time.

                     "Paper Company Loan Documents": the meaning ascribed
                  to "Loan Documents" in the Paper Company Loan
                  Agreement.

                     "Paper Company Management Contract": the Management
                  Services Agreement, dated as of December 1, 1997, between the Borrower and the Paper Company, as in effect on the Closing Date and as it may be amended, supplemented or otherwise modified from time to time in accordance with the Paper Company Loan Agreement.

                     "Paper Company Term Loan": the collective reference
                  to the Term Loans made pursuant to the Paper Company Loan Agreement.

                     "Participant":  as defined in Section 9.6(b).

                     "Partner Taxes": with respect to the Borrower or
                  Timberlands or any of their Subsidiaries, the amount (without duplication) sufficient to permit the direct and indirect owners of equity interests of such entity to pay the federal, state and local income taxes and any foreign taxes imposed on them as a result of their ownership of interests in such entity.

                     "Payment Office": the office of the Administrative
                  Agent set forth in Section 9.2.

                     "PBGC": the Pension Benefit Guaranty Corporation
                  established pursuant to Subtitle A of Title IV of ERISA (or any successor).

                     "Person": an individual, partnership, corporation,
                  limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                     "Plan": at a particular time, any employee benefit
                  plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under
                  Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                     "Pro Forma Balance Sheet":  as defined in Section 3.1(a).

                     "Projections":  as defined in Section 5.2(c).

                     "Properties":  as defined in Section 3.17.

                     "Property": any right or interest in or to property
                  of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

                     "Recovery Event": any settlement of or payment in
                  excess of $250,000 in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of Soucy or Timberlands, or any of their Subsidiaries.

                     "Register":  as defined in Section 9.6(d).

                     "Regulation G": Regulation G of the Board as in
                  effect from time to
                  time.

                     "Regulation U": Regulation U of the Board as in
                  effect from time to time.

                     "Reinvestment Deferred Amount": with respect to any
                  Reinvestment Event, the aggregate Net Cash Proceeds received in connection therewith which are not applied to prepay the Term Loans pursuant to Section 2.7(b) or
                  (d) as a result of the delivery of a Reinvestment
                  Notice.

                     "Reinvestment Event": any Recovery Event or
                  Disposition of land, equipment or obsolete or worn out property in the ordinary course of business in respect of which the Borrower has delivered a Reinvestment Notice.

                     "Reinvestment Notice": a written notice executed by
                  a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Borrower, Timberlands or Soucy or their Subsidiaries, as the case may be (directly or indirectly through a Subsidiary), intends and expects to use all or a specified portion of the Net Cash Proceeds of a Recovery Event or Disposition of land, equipment or obsolete or worn out property in the ordinary course of business to acquire assets, excluding the purchase of farm land.

                     "Reinvestment Prepayment Amount": with respect to
                  any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets useful in the business of Timberlands or Soucy or their Subsidiaries, as the case may be, excluding the purchase of farm land.

                     "Reinvestment Prepayment Date": with respect to any
                  Reinvestment Event, the earlier of (a) the date occurring 90 days after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire assets useful in the business of Timberlands or Soucy or their Subsidiaries, as the case may be, with all or any portion of the relevant Reinvestment Deferred Amount.

                     "Reorganization": with respect to any Multiemployer
                  Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

                     "Reportable Event": any of the events set forth in
                  Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under applicable regulations.

                     "Required Lenders": the holders of more than 66-2/3%
                  of (a) until the Closing Date, the Commitments and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Term Loans and (ii) the Total Revolving Credit Commitments or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit.

                     "Requirement of Law": as to any Person, the
                  Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

                     "Responsible Officer": the chief executive officer,
                  president, any vice president or chief financial officer of the Borrower or of any Applicable Subsidiary, as appropriate, but in any event, with respect to financial matters, the chief financial officer of the Borrower or of any Applicable Subsidiary, as appropriate.

                     "Retiring Partners":  as defined in the recitals hereto.

                     "Revolving Credit Commitment": as to any Lender, the
                  obligation of such Lender, if any, to make Revolving Credit Loans in an aggregate principal amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 1.1A, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Credit Commitments is $3,000,000.

                     "Revolving Credit Commitment Period": the period
                  from and including the Closing Date to the Revolving Credit Termination Date.

                     "Revolving Credit Lender": each Lender which has a
                  Revolving Credit Commitment or which has made Revolving Credit Loans.

                     "Revolving Credit Loans":  as defined in Section 2.4.

                     "Revolving Credit Percentage": as to any Revolving
                  Credit Lender at any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the Total Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the Revolving Credit Loans then outstanding).

                     "Revolving Credit Termination Date":  December 31, 1999.

                     "Second Priority Note Indenture": the meaning
                  ascribed to such term in the Paper Company Loan
                  Agreement.

                     "Second Priority Note Security Documents": the
                  meaning ascribed to such term in the Paper Company Loan Agreement.

                     "Second Priority Notes": the meaning ascribed to
                  such term in the Paper Company Loan Agreement.

                     "Security Documents": the collective reference to
                  the Cash Collateral Agreement, the Soucy Pledge Agreement, the Timberlands Pledge Agreement and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

                     "Single Employer Plan": any Plan which is covered by
                  Title IV of
                  ERISA, but which is not a Multiemployer Plan.

                      "Solvent": when used with respect to any Person,
                  means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or
                  (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

                     "Soucy":  F.F. Soucy, Inc., a Quebec corporation.

                     "Soucy Management Contract": the collective
                  reference to the Management and Administrative Services Agreement dated January 1, 1990 and the Manufacturer's Representative Agreement, dated January 1, 1990, in each case between Brant-Allen and Soucy, as in effect on the Closing Date and as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement and the Paper Company Loan Agreement.

                     "Soucy Partners": F.F. Soucy, Inc. & Partners,
                  Limited Partnership, a Subsidiary of Soucy.

                     "Soucy Pledge Agreement": collectively, the Soucy
                  Pledge Agreement to be executed and delivered by Brant-Allen under New York law and the Soucy Hypothec Agreement to be executed and delivered by Brant-Allen under Quebec law, substantially in the form of Exhibit C-1, as the same may be amended, supplemented or otherwise modified from time to time.

                     "Subsidiary": as to any Person, a corporation,
                  partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                     "Term Loan":  as defined in Section 2.1.

                     "Term Loan Commitment": as to any Lender, the
                  obligation of such Lender, if any, to make a Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Term Loan Commitment" opposite such Lender's name on
                  Schedule 1.1A. The initial aggregate amount of the Term Loan Commitments is $32,000,000.

                     "Term Loan Lender": each Lender which has a Term
                  Loan Commitment or which has made a Term Loan.

                     "Term Loan Percentage": as to any Lender at any
                  time, the percentage which such Lender's Term Loan Commitment then constitutes of the aggregate Term Loan Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender's Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding).

                     "Timberlands":  as defined in the recitals hereto.

                     "Timberlands Guarantee": the Timberlands Guarantee
                  to be executed and delivered by Timberlands, substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

                     "Timberlands Percentage": on any date, the ratio
                  (expressed as a percentage) of (i) the Aggregate Exposure of all Lenders on such date to (ii) the sum of
                  (A) the Aggregate Exposure of all Lenders on such date plus (B) the aggregate outstanding principal amount of the Paper Company Loan on such date and the aggregate undrawn amounts of the commitments under the Paper Company Loan Agreement.

                     "Timberlands Pledge Agreement": the Timberlands
                  Pledge Agreement to be executed and delivered by the Borrower, substantially in the form of Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time.

                     "Timberlands Wood Supply Contract": the Wood Supply
                  Agreement between Timberlands and the Paper Company dated as of December 1, 1997, as amended prior to the Closing Date and provided to the Administrative Agent, as amended or otherwise modified in the ordinary course of business and on arms' length terms (notice of which amendments will be given by the Borrower to the Administrative Agent within 30 days after the execution thereof).

                     "Total Revolving Credit Commitments": at any time,
                  the aggregate amount of the Revolving Credit
                  Commitments at such time.

                     "Total Revolving Extensions of Credit": at any time,
                  the aggregate outstanding principal amount of the Revolving Credit Loans of the Revolving Credit Lenders at such time.

                     "Trade Payables": with respect to any Person,
                  accounts payable incurred in the ordinary course of such Person's business.

                     "Transaction":  as defined in the preamble hereto.

                     "Transferee":  as defined in Section 9.15.

                     "Trustee": Crestar Bank, a Virginia banking
                  corporation, as trustee under the Second Priority Note Indenture.

                     "Type": as to any Loan, its nature as a Base Rate
                  Loan or a Eurodollar Loan.

                     "Wholly Owned Subsidiary": as to any Person, any
                  other Person all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

                     1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

                     (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                     (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                          SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS

                     2.1 Term Loan Commitments; Revolving Credit commitments. (a) Subject to the terms and conditions hereof, each Term Loan Lender severally agrees to make a term loan (a "Term Loan") to the Borrower on the Closing Date in an amount not to exceed the amount of the Term Loan Commitment of such Lender. The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.8.

                     (b) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which does not exceed the amount of such Lender's Revolving Credit Commitment. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.8, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

                     2.2 Procedure for Borrowing. (a) The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Closing Date) requesting that the Lenders make the Term Loans on the Closing Date and specifying the amount to be borrowed. The Term Loans made on the Closing Date shall initially be Base Rate Loans and may thereafter be converted into Eurodollar Loans in accordance with Section 2.8. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender thereof. Not later than 12:00 Noon, New York City time, on the Closing Date each Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender. The Administrative Agent shall make available to the Borrower the aggregate of the amounts made available to the Administrative Agent by the Lenders in immediately available funds.

                     (b) The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans), specifying (i) the amount and Type of Revolving Credit Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. Any Revolving Credit Loans made on the Closing Date shall initially be Base Rate Loans but thereafter may be converted in accordance with Section 2.8. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $100,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate Available Revolving Credit Commitments are less than $100,000, such lesser amount) and (y) in the case of Eurodollar Loans, $100,000 or a whole multiple of $100,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent in like funds as received by the Administrative Agent.

                     2.3 Repayment of Loans. (a) The entire outstanding principal amount of each Term Loan shall mature on December 31, 1999.

                     (b) The Borrower shall repay all outstanding
Revolving Credit Loans on the Revolving Credit Termination Date.

                     2.4 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Lender (i) the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Revolving Credit Termination Date, or on such earlier date on which the Loans become due and payable pursuant to Section 7, and (ii) the principal amount of each Term Loan on December 31, 1999, or on such earlier date on which the Term Loans become due and payable pursuant to
Section 7. The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.10.

                     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                     (c) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 9.6(e), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

                     (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.4(b) shall, to the extent permitted by applicable law and absent manifest error, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

                     (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans or Revolving Credit Loans, as the case may be, of such Lender, substantially in the form of Exhibit I-1 or I-2, respectively, with appropriate insertions as to date and principal amount.

                     2.5 Commitment Fees, etc. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the Closing Date to the last day of the Revolving Credit Commitment Period, computed at the rate of .50% per annum on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date, commencing on the first of such dates to occur after the date hereof.

                     (b) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates from time to time agreed to in writing by the Borrower and the Administrative Agent.

                     2.6 Optional Termination of Revolving Credit
Commitments; Optional Prepayments. (a) The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments; provided that no such termination or reduction of Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Credit Commitments. Any such reduction shall be in an amount equal to $1,000,000, or in increments of $500,000 in excess thereof, and shall reduce permanently the Revolving Credit Commitments then in effect.

                     (b) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable written or telephonic (promptly confirmed in writing) notice delivered to the Administrative Agent at least three Business Days prior thereto in the case of Eurodollar Loans and at least one Business Day prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or Base Rate Loans; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.16. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans shall be in an aggregate principal amount of $500,000 or a whole multiple thereof, and partial prepayments of Revolving Credit Loans shall be in an aggregate amount of $100,000 or whole multiple thereof.

                     2.7 Mandatory Prepayments and Commitment
Restrictions. (a) If on any date any Capital Stock shall be issued (other than to the Borrower or Timberlands or any of its Subsidiaries), or Indebtedness shall be incurred, by Timberlands or any of its Subsidiaries (excluding any Indebtedness incurred in accordance with Section 6.2(a) through (f) and (h) through (m) as in effect on the date of this Agreement), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance or incurrence toward the prepayment of the Term Loans.

                     (b) If on any date the Borrower or any of its Applicable Subsidiaries (other than Soucy and its Subsidiaries) shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall have been delivered in respect thereof, such Net Cash Proceeds shall be applied within 30 days after such date toward the prepayment of the Term Loans net of any federal, state, local and foreign taxes required to be paid by the Borrower or any direct or indirect owner of the Borrower as a result of any actual or deemed distributions made by an Applicable Subsidiary in order to enable the Borrower to make such application. In addition, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans net of any federal, state, local and foreign taxes required to be paid by the Borrower or any direct or indirect owner of the Borrower as a result of any actual or deemed distributions made by an Applicable Subsidiary in order to enable the Borrower to make such application.

                     (c) If any dividends or distributions shall be made by Timberlands to the Borrower, excluding distributions in an amount equal to Partner Taxes in respect of the income of Timberlands, an amount equal to 100% of such dividends or distributions net of any federal, state, local and foreign taxes required to be paid by the Borrower or any direct or indirect owner of the Borrower as a result of such dividend or distribution shall be applied by the Borrower on the date of such distribution toward the prepayment of the Term Loans.

                     (d) If on any date prior to the date on which the Soucy Pledge Agreement shall have terminated in accordance with the terms thereof any Capital Stock of Soucy shall be issued other than to Brant-Allen, an amount shall be applied on the date of such issuance toward the prepayment of the Term Loans equal to the Timberlands Percentage of the Net Cash Proceeds thereof net of any federal, state, local and foreign taxes required to be paid by the Borrower or any direct or indirect owner of the Borrower as a result of any actual or deemed distributions made by Soucy in order to enable the Borrower to make such application. If on any date prior to the date on which the Soucy Pledge Agreement shall have terminated in accordance with the terms thereof Soucy or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall have been delivered in respect thereof, an amount shall be applied within 30 days after such date toward the prepayment of the Term Loans equal to the Timberlands Percentage of the Net Cash Proceeds thereof net of any federal, state, local and foreign taxes required to be paid by the Borrower or any direct or indirect owner of the Borrower as a result of any actual or deemed distributions made by Soucy in order to enable the Borrower to make such application; provided, that with respect to any Asset Sale by Soucy Partners, the Net Cash Proceeds required to be applied toward prepayment pursuant to this paragraph (d) shall also be net of any portion thereof attributable to equity interests in Soucy Partners held by Persons other than Soucy. In addition, on each Reinvestment Prepayment Date with respect to Soucy, an amount shall be applied toward the prepayment of the Term Loans equal to the Timberlands Percentage of the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event net of any federal, state, local and foreign taxes required to be paid by the Borrower or any direct or indirect owner of the Borrower as a result of any actual or deemed distributions made by Soucy in order to enable the Borrower to make such application; provided, that with respect to any Asset Sale by Soucy Partners, the Net Cash Proceeds required to be applied toward prepayment pursuant to this paragraph (d) shall also be net of any portion thereof attributable to equity interests in Soucy Partners held by Persons other than Soucy.

                     (e) The application of any prepayment pursuant to
Section 2.7 shall be made first to Base Rate Loans and second to Eurodollar Loans. Each prepayment of the Loans under Section 2.7 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

                     (f) After the Term Loans have been repaid in full, all amounts required by this Section to be applied toward prepayment of the Term Loans shall, instead, be applied to the automatic permanent reduction of the Revolving Credit Commitments, accompanied by prepayment of the Revolving Credit Loans by the amount, if any, by which the outstanding principal amount thereof exceeds the Revolving Credit Commitments as so reduced.

                     2.8 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least one Business Day's prior irrevocable telephonic notice (promptly confirmed in writing) of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor), provided that no Base Rate Loan may be converted into a Eurodollar Loan
(i) when any Event of Default has occurred and is continuing or (ii) after the date that is one month prior to the maturity date of the Term Loan Facility. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

                     (b) Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such continuations or (ii) after the date that is one month prior to the final scheduled termination or maturity date of the Term Loan Facility, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

                     2.9 Minimum Amounts and Maximum Number of Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of Eurodollar Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to (i) with respect to Term Loans, $1,000,000 or a whole multiple of $250,000 in excess thereof and (ii) with respect to Revolving Credit Loans, $100,000 or whole multiples thereof and (b) no more than seven Eurodollar Tranches shall be outstanding at any one time.

                     2.10 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

                     (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

                     (c) (i) If all or a portion of the principal amount of any Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Loans (whether or not overdue) shall bear interest at a rate per annum which is equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2%, and (ii) if all or a portion of any interest payable on any Loan or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate applicable to Base Rate Loans plus 2% (or, in the case of any such other amounts, the Base Rate plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

                     (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

                     2.11 Computation of Interest and Fees. (a) Interest, fees and commissions payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

                     (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to
Section 2.10(a).

                     2.12 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

                     (a) the Administrative Agent shall have determined
                  (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                     (b) the Administrative Agent shall have received
                  notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

                     2.13 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Term Loan Percentages or Revolving Credit Percentages, as the case may be, of the relevant Lenders.

                     (b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Term Loans or Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans or Revolving Credit Loans, as the case may be, then held by the Lenders. Amounts prepaid on account of the Term Loans may not be reborrowed.

                     (c) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Payment Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

                     (d) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of the borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the borrowing date, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.13(d) shall be conclusive in the absence of manifest error. If the Administrative Agent makes the amount of such Lender's share of such borrowing available to the Borrower and such Lender fails to make such amount available to the Administrative Agent within three Business Days of the Closing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans, on demand, from the Borrower.

                     (e) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment being made hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

                     2.14 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                    (i) shall subject any Lender to any tax of any kind
                  whatsoever with respect to this Agreement or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non- Excluded Taxes and Other Taxes covered by Section 2.15 and changes in the rate of tax on the overall net income of such Lender);

                    (ii) shall impose, modify or hold applicable any
                  reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                    (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon receipt of a request certifying in reasonable detail the basis therefor the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 2.14, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. The Lender shall deliver a copy of any such certificate to the Administrative Agent.

                     (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request certifying in reasonable detail the basis therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                     (c) A certificate as to any additional amounts payable pursuant to this Section 2.14 submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section 2.14 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                     2.15 Taxes. (a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes, branch profit taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Agent or any Lender as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") or Other Taxes are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed with respect to amounts payable to such Lender at the time the Lender becomes a party to this Agreement (except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this Section) or are imposed as a result of action taken by the Lender.

                     (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                     (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Agents the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this Section 2.15 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                     (d) Each Lender (or Participant) that is not a "United States person" as defined in Section 7701(a)(3) of the Code or any successor provision thereto (a "Non-U.S. Lender") shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased or to the Borrower as required by law or regulation in order to be eligible for an exemption from, or a reduced rate of, withholding) two copies of either U.S. Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest" a statement substantially in the form of Exhibit J and a Form W-8, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this Section 2.15(d), a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 2.15(d) that such Non-U.S. Lender is not legally able to deliver.

                     (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

                     2.16 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                     2.17 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.16.

                     2.18 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of
Section 2.14, 2.15(a) or 2.17 with respect to such Lender, such Lender will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage. Each Lender further agrees that (i) after the occurrence of any such event or if such Lender defaults in its obligation to make a Loan hereunder and (ii) upon the request of the Borrower such Lender will, at the expense of the Borrower, assign its Commitments and Loans hereunder to a new financial institution designated by the Borrower and if not already a Lender, consented to by the Administrative Agent (which consent shall not be unreasonably withheld) upon receipt by such Lender of all amounts owing to it hereunder, including all amounts payable pursuant to Section 2.16 if such assignment were deemed to be a prepayment. Nothing in this Section shall in any event affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.14, 2.15(a) or 2.17.

                SECTION 3. REPRESENTATIONS AND WARRANTIES

                     To induce the Agents and the Lenders to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to each Agent and each Lender that:

                     3.1 Financial Condition. (a) The unaudited pro forma consolidated balance sheet of Timberlands and its consolidated Subsidiaries as at September 30, 1997 (including the notes thereto) (the "Pro Forma Balance Sheet"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the consummation of the Transaction, (ii) the Loans to be made on the Closing Date and the use of proceeds thereof and (iii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to Timberlands as of the date of delivery thereof, and presents fairly in all material respects on a pro forma basis the estimated financial position of Timberlands and its consolidated Subsidiaries as at September 30, 1997, assuming that the events specified in the preceding sentence had actually occurred at such date.

                     (b) The audited consolidated balance sheets of (i) the Borrower and its Subsidiaries existing at the time, (ii) Soucy and its Subsidiaries and (iii) Timberlands, in each case as at December 31, 1995 and December 31, 1996 and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from Coopers & Lybrand L.L.P., present fairly in all material respects the consolidated financial condition of the Borrower, Soucy, Timberlands and their respective Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the respective fiscal years then ended. Each of the unaudited consolidated balance sheet of (i) the Borrower and its Subsidiaries, and (ii) Timberlands, and the unaudited balance sheet of Soucy and F.F. Soucy, Inc. Partners, Limited Partnership, in each case as at September 30, 1997, and the related unaudited consolidated statements of income and cash flows for the nine-month period ended on such date, certified by a Responsible Officer, present fairly in all material respects and present fairly the consolidated financial condition of the Borrower, Soucy, Timberlands and their respective Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). Except for the Paper Company Loan, the Loan Documents and the Second Priority Note Security Documents, neither the Borrower, Soucy, Timberlands nor any of their Subsidiaries, individually or collectively, has any material Guarantee Obligation, contingent liability, liability for taxes, long-term lease or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that is not reflected in the most recent financial statements referred to in this paragraph (b). Except as set forth on Schedule 3.1(b), during the period from December 31, 1996 to and including the date hereof there has been no Disposition by the Borrower, Soucy, Timberlands or any of their Subsidiaries, individually or in the aggregate, of any material part of their business or Property other than with respect to the payment of dividends by Soucy and Timberlands prior to the Closing Date previously disclosed to the Administrative Agent.

                     3.2 No Change. Except as set forth on Schedule 3.1(b), since December 31, 1996 there has been no development, circumstance or event which has had or could reasonably be expected to have a Material Adverse Effect.

                     3.3 Existence; Compliance with Law. Each of the Borrower and its Applicable Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or other power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where the failure so to qualify, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                     3.4 Power; Authorization; Enforceable Obligations. Each Loan Party has the corporate or other power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Transaction and the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect unless otherwise noted on Schedule 3.4 and
(ii) the filings referred to in Section 3.19. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                     3.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any material Contractual Obligation of the Borrower or any of its Applicable Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

                     3.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

                     3.7 No Default. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                     3.8 Ownership of Property; Liens. Each of the Borrower and its Applicable Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other Property, and none of such Property is subject to any Lien except as permitted by Section 6.3.

                     3.9 Intellectual Property. The Borrower and each of its Applicable Subsidiaries owns, or is licensed to use, all Intellectual Property used in the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person against the Borrower or any Applicable Subsidiary challenging or questioning the use of any such Intellectual Property of the Borrower or any of its Applicable Subsidiaries or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim. The use of Intellectual Property, to the best of Borrower's knowledge, by the Borrower and its Applicable Subsidiaries does not infringe on the rights of any Person in any material respect.

                     3.10 Taxes. Each of the Borrower and each of its Applicable Subsidiaries has filed or caused to be filed all Federal, state and other material tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than, in each case, any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be). Except to the extent permitted by
Section 6.3(a), no tax Lien has been filed. To the knowledge of the Borrower, no claim is being asserted with respect to any such tax, fee or other charge (other than in each case, any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be).

                     3.11 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation G or Regulation U, as the case may be. Neither the Borrower nor any of its Subsidiaries owns any "margin stock" as of the date hereof.

                     3.12 Labor Matters. There are no strikes or other labor disputes against the Borrower or any of Applicable its Subsidiaries pending or, to the knowledge of the Borrower, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect.

                     3.13 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred other than pursuant to the provision for standard terminations under ERISA ss. 404(b), and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan which has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. To the best of the Borrower's knowledge as of the Closing Date no such Multiemployer Plan is in Reorganization or Insolvent.

                     3.14 Investment Company Act; Other Regulations. No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

                     3.15 Subsidiaries. The Subsidiaries listed on
Schedule 3.15 constitute all the Subsidiaries of the Borrower as of the Closing Date.

                     3.16 Use of Proceeds. The proceeds of the Term Loans shall be used to finance the Transaction and the proceeds of the Revolving Credit Loans shall be used to finance the Transaction, and for working capital and general corporate purposes.

                     3.17 Environmental Matters. Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to give rise to a Material Adverse Effect:

                     (a) The Borrower and its Applicable Subsidiaries:
(i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current operations or for any property owned, leased, or otherwise operated by any of them (the "Properties");
(iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and
(iv) reasonably believe that: each of their Environmental Permits will be timely renewed and complied with, without material expense; any additional Environmental Permits that may be required of any of them will be timely obtained and complied with, without material expense; and compliance with any Environmental Law that is or is expected to become applicable to any of them will be timely attained and maintained, without material expense.

                     (b) Materials of Environmental Concern are not present at, on, under, in, or about any real property now or formerly owned, leased or operated by the Borrower or any of its Applicable Subsidiaries or at any other location (including, without limitation, any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) in concentrations or conditions which could reasonably be expected to (i) give rise to liability of the Borrower or any of its Applicable Subsidiaries under any applicable Environmental Law or otherwise result in any of them having to incur costs, or (ii) interfere with the Borrower's or any of its Applicable Subsidiaries' continued operations, or (iii) impair the fair saleable value of any real property owned or leased by the Borrower or any of its Applicable Subsidiaries.

                     (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which the Borrower or any of its Applicable Subsidiaries is, or to the knowledge of the Borrower will be, named as a party that is pending or, to the knowledge of the Borrower, threatened.

                     (d) Neither the Borrower nor any of its Applicable Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern.

                     (e) Neither the Borrower nor any of its Applicable Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, nor is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum, relating to compliance with or liability under any Environmental Law.

                     (f) Neither the Borrower nor any of its Applicable Subsidiaries has assumed or retained, by contract, any liabilities of any kind, fixed or contingent, known or unknown, of any other person under any Environmental Law or with respect to any Material of Environmental Concern.

                     3.18 Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum and the other documents, certificates or statements furnished in writing to the Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents taken as a whole as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Memorandum, as of the Closing Date), contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount and such results are not warranted to be obtained and no representation is made as to disclosure of matters of a general economic nature or matters of public knowledge that generally affect the industry in which Brant-Allen or any of its Subsidiaries is involved. As of the Closing Date, the representations and warranties of the Borrower, and to the best of the Borrower's knowledge, the other parties to the Acquisition Agreement, contained in the Acquisition Agreement are true and correct in all material respects. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Confidential Information Memorandum or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

                     3.19 Security Documents. (a) The Cash Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. When such Collateral is deposited in the Cash Collateral Account, the Cash Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Cash Collateral Agreement), in each case prior and superior in right to any other Person.

                     (b) Each of the Soucy Pledge Agreement and the Timberlands Pledge Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock described in such Pledge Agreements which constitutes certificated securities, when stock certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral described in such Pledge Agreements, when financing statements in appropriate form are filed in the offices specified on Schedule 3.19, such Pledge Agreements shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Secured Obligations (as defined in such Pledge Agreements), in each case in favor of the Agent (as defined in such Pledge Agreements) prior and superior in right to any other Person.

                     3.20 Solvency. Each Loan Party is, and after giving effect to the Transaction and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent as of the Closing Date.

                     SECTION 4. CONDITIONS PRECEDENT

                     4.1 Conditions to Initial Extension of Credit. The agreement of each Lender to make the Loans requested to be made by it on the Closing Date is subject to the satisfaction, prior to or concurrently with the making of such Loan on the Closing Date, of the following conditions precedent:

                     (a) Loan Documents. The Administrative Agent shall
                  have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower,
                  (ii) the Timberlands Guarantee, executed and delivered by a duly authorized officer of Timberlands, (iii) the Cash Collateral Agreement, executed and delivered by a duly authorized officer of the Borrower, (iv) the Soucy Pledge Agreement and the Timberlands Pledge Agreement, in each case executed and delivered by a duly authorized officer of the Borrower and (vi) for the account of any Lender requesting Notes in accordance with Section 2.6(e), Notes conforming to the requirements hereof and executed and delivered by a duly authorized officer of the Borrower.

                     (b) Intercreditor Agreement. The Administrative
                  Agent shall have received the Intercreditor Agreement, executed and delivered by the Trustee, the Administrative Agent and Toronto-Dominion (Texas), Inc., as administrative agent under the Paper Company Loan Agreement.

                     (c) Acquisition, etc. The following transactions
                  shall have been consummated, in each case on terms and conditions reasonably satisfactory to the Lenders:

                     (i) the Transaction shall have been consummated, and no material provision of the Acquisition Agreement or any related document shall have been waived, amended, supplemented or otherwise modified without the consent of the Administrative Agent;

                     (ii) the Borrower shall have paid the Retiring Partners on the Closing Date cash in an amount not exceeding an aggregate total of $35,000,000; and

                     (iii) the Borrower shall have deposited an amount no less than the amount designated in the Cash
                     Collateral Agreement into the Cash Collateral
                     Account.

                     (d) Pro Forma Balance Sheet; Financial Statements.
                  The Lenders shall have received (i) the Pro Forma Balance Sheet, (ii) audited consolidated financial statements of the Borrower and its Subsidiaries existing at the time for the 1995 and 1996 fiscal years, (iii) unaudited interim consolidated financial statements of the Borrower and its Subsidiaries existing at the time, certified by a Responsible Officer for the month of October 1997 and for the ten-month period ended October 31, 1997, and such financial statements shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of the Borrower and its Subsidiaries, as reflected in the financial statements or projections contained in the Confidential Information Memorandum except for items described on Schedule 3.1(b), (iv) audited consolidated financial statements of Soucy and its Subsidiaries and Timberlands, in each case for the 1995 and 1996 fiscal years and (v) unaudited interim financial statements of Soucy and F.F. Soucy, Inc. & Partners, Limited Partnership, and Timberlands, in each case certified by a Responsible Officer, for the month of October 1997 and for the ten month period ended October 31, 1997, and such financial statements shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the financial condition of Soucy, F.F. Soucy, Inc. & Partners, Limited Partnership, or Timberlands, as reflected in the financial statements or projections contained in the Confidential Information Memorandum except as set forth on Schedule 3.1(b).

                     (e) Approvals. Except as disclosed on Schedule 3.4
                  all governmental and third party approvals (including consents) necessary in connection with the Transaction, the continuing operations of the Borrower, its Applicable Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Transaction or the financing contemplated hereby.

                     (f) Related Agreements. The Administrative Agent
                  shall have received (in a form reasonably satisfactory to the Administrative Agent), with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of the Acquisition Agreement, the Second Priority Note Indenture, the John Hancock Credit Agreement, the Paper Company Loan Agreement and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any material debt instrument, security agreement or other material contract to which any Loan Party may be a party.

                     (g) Paper Company Loan. All conditions precedent to
                  the making of the Paper Company Loan under the Paper Company Loan Agreement shall have been satisfied, and the Paper Company Term Loans shall be made concurrently with the Term Loans on the Closing Date.

                     (h) Fees. The Lenders, the Administrative Agent
                  shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Closing Date.

                     (i) Business Plan. The Lenders shall have received a
                  satisfactory business plan for fiscal year 1997 and satisfactory projections for Soucy, Timberlands and their Subsidiaries for the period from the Closing Date through December 31, 1999.

                     (j) Lien Searches. The Administrative Agent shall
                  have received the results of a recent lien search in each jurisdiction where any asset of any Loan Party is located, and such search shall reveal no Liens on any Collateral, including Liens granted to any other Loan Party, except Liens permitted by Section 6.3 or Liens to be discharged on or prior to the Closing Date.

                     (k) Closing Certificate. The Administrative Agent
                  shall have received, with a counterpart for each Lender, a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit F, with appropriate insertions and attachments.

                     (l) Corporate and Other Proceedings and Corporate
                  and Other Documents. The Administrative Agent shall have received, with a counterpart for each Lender, (i) true and complete copies of the certificate of incorporation and by-laws (or equivalents thereof) of each Loan Party, together with a good standing certificate from the Secretary of State (or similar official) of its jurisdictions of incorporation (provided that the good standing certificate for Timberlands shall be received promptly after the Closing Date), (ii) a certificate of each Loan Party, dated the Closing Date, as to the incumbency and signature of the officers of each Loan Party executing any Loan Document, satisfactory in form and substance to the Administrative Agent, (iii) a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors (or an equivalent thereof) of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which it is a party (including, but not limited to, the granting of any liens provided for therein) and in the case of the Borrower, the borrowings contemplated hereunder, certified by the Secretary of such Loan Party as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent, and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                     (m) Legal Opinions. The Lenders shall have received
                  the following executed legal opinions:

                        (i) the legal opinion of Skadden, Arps, Slate, Meagher & Flom L.L.P. counsel to the Loan Parties, substantially in the form of Exhibit H; and

                        (ii) the legal opinion of local counsel in each
                     of the State of Virginia, Connecticut and Canada and of such other special and local counsel as may be required by the Administrative Agent.

                  Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

                     (n) Pledged Stock; Stock Power. The Administrative
                  Agent shall have received the certificates representing the shares of Capital Stock of Soucy pledged pursuant to the Security Documents, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

                     (o) Filings, Registrations and Recordings. Each
                  document (including, without limitation, any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by
                  Section 6.3) shall be in proper form for filing, registration or recordation.

                     (p) Appraisal. The Administrative Agent shall have
                  received a satisfactory appraisal from F&W Forestry Services, Inc. of the assets of Timberlands.

                     (q) Management Contracts. The Lenders shall have
                  received copies of the Paper Company Management Contract, which shall be in form and substance satisfactory to the Lenders and the Soucy Management Contract (which shall be in the form reviewed by the Administrative Agent prior to October 1, 1997).

                     (r) Timberlands Wood Supply Contract. The
                  Administrative Agent shall have received copies of the Timberlands Wood Supply Contract which shall be in form and substance satisfactory to the Administrative Agent.

                     4.2 Conditions to Each Loan. The agreement of each Lender to make any Loan requested to be made by it on any date
(including, without limitation, its initial Loan) is subject to the satisfaction of the following conditions precedent:

                     (a) Representations and Warranties. Each of the
                  representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

                     (b) No Default. No Default or Event of Default shall
                  have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Loan that the conditions contained in this Section 4.2 have been satisfied.

                     SECTION 5. AFFIRMATIVE COVENANTS

                     The Borrower hereby agrees that, so long as any Loan or other amount is owing to any Lender or any Agent hereunder, the Borrower shall and shall cause Timberlands, Soucy and each of the Subsidiaries of Timberlands and Soucy, as applicable, to:

                     5.1 Financial Statements. Furnish to the
Administrative Agent, with sufficient copies for each Lender:

                     (a) as soon as available, but in any event within 90
                  days after the end of each fiscal year of the Borrower, Timberlands and Soucy, a copy of the audited consolidated balance sheet of (i) the Borrower and its consolidated Subsidiaries, (ii) Soucy and its consolidated Subsidiaries and (iii) Timberlands, in each case as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Coopers & Lybrand L.L.P. or other independent certified public accountants of nationally recognized standing; and

                     (b) as soon as available, but in any event not later
                  than 45 days after the end of each month occurring during each fiscal year of the Borrower, Timberlands and Soucy, the unaudited balance sheets of (i) the Borrower and its Subsidiaries, (ii) Soucy and its Subsidiaries and (iii) Timberlands, in each case as at the end of such month and the related unaudited statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, presented with or without footnotes, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall present fairly in all material respects the financial condition of such parties and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

                     5.2 Certificates; Other Information. Furnish to the Administrative Agent, with sufficient copies for each Lender, or, in the case of clause (g), to the relevant Lender:

                     (a) concurrently with the delivery of the financial
                  statements referred to in Section 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                     (b) concurrently with the delivery of any financial
                  statements pursuant to Section 5.1, (i) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer's knowledge, such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, a Compliance Certificate containing all information necessary for determining compliance by the Borrower and its Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be;

                     (c) as soon as available, and in any event no later
                  than 45 days after the end of each fiscal year of the Borrower and Timberlands, a detailed consolidated budget for each of the Borrower and Timberlands for the following fiscal year (including consolidated statements of projected cash flow, projected changes in financial position, projected income and a capital spending plan setting forth in detail projected maintenance expenditures and projected related expenditures), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the "Projections"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

                     (d) (i) concurrently with the delivery thereof to
                  John Hancock Mutual Life Insurance Company, copies of all reports and notices required to be delivered by Timberlands under the John Hancock Credit Agreement (other than collateral release requests and similar information), (ii) within 45 days after the end of each month, a mill manager's report in respect of Soucy substantially in the form customary prior to the date of this Agreement and (iii) on or before January 31 and July 31 in each calendar year, a report containing information necessary to calculate the Administrative Value of Timberlands;

                     (e) no later than 10 Business Days prior to the
                  effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to the Second Priority
                  Note Indenture or the Acquisition Agreement;

                     (f) within five days after the same are sent, copies
                  of all financial statements and reports that the Borrower, Timberlands or Soucy sends to the holders of any class of its debt securities or public equity securities and within five days after the same are filed, copies of all financial statements and reports which the Borrower, Timberlands or Soucy may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

                     (g) promptly, such additional financial and other
                  information as any Lender may from time to time reasonably request.

                     5.3 Payment of Obligations. Pay, discharge or otherwise satisfy, at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or any of its Applicable Subsidiaries, as the case may be.

                     5.4 Conduct of Business and Maintenance of
Existence, etc. (a) (i) Preserve, renew and keep in full force and effect its corporate existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 6.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                     5.5 Maintenance of Property; Insurance. (a) Keep all Property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its Property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

                     5.6 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time upon reasonable notice and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Applicable Subsidiaries with officers and employees of the Borrower and its Applicable Subsidiaries and with its independent certified public accountants.

                     5.7 Notices. Promptly give notice to the Administrative Agent and each Lender of:

                     (a)  the occurrence of any Default or Event of Default;

                     (b) any (i) default or event of default under any
                  material Contractual Obligation of the Borrower, Timberlands, Soucy or any of their Applicable Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower, Timberlands, Soucy or any of their Applicable Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                     (c) any litigation or proceeding affecting the
                  Borrower, Timberlands, Soucy or any of their Applicable Subsidiaries in which the amount involved is $2,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                     (d) the following events, as soon as possible and in
                  any event within 30 days after the Borrower or Timberlands knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Single Employer Plan, a failure to make any required contribution to a Single Employer Plan, the creation of any Lien in favor of the PBGC or a Single Employer Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan;

                     (e) any development, event, or condition relating to
                  any Environmental Law that, individually or in the aggregate with other developments, events or conditions relating to any Environmental Law, could reasonably be expected to result in the payment by Borrower and its Applicable Subsidiaries, in the aggregate, of a Material Environmental Amount; and provided that, with respect to costs required to maintain operations of the Borrower and its Applicable Subsidiaries in compliance with Environmental Laws, this Section 5.7(e) refers only to the increases in such costs over the levels the Borrower and its Applicable Subsidiaries incurred, in the aggregate, during fiscal year 1997; and

                     (f) any development or event which has had or could
                  reasonably be expected to have a Material Adverse
                  Effect.

Each notice pursuant to this Section 5.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower or the relevant Subsidiary proposes to take with respect thereto.

                     5.8 Environmental Laws. (a) (i) Comply with all Environmental Laws applicable to it, and obtain, comply with and maintain any and all Environmental Permits necessary for its operations as conducted and as planned; and (ii) take all reasonable efforts to ensure that all of its tenants, subtenants, contractors, subcontractors, and invitees comply with all Environmental Laws, and obtain, comply with and maintain any and all Environmental Permits, applicable to any of them insofar as any failure to so comply, obtain or maintain reasonably could be expected to adversely affect the Borrower. For purposes of this 5.8(a), noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law or Environmental Permit shall be deemed not to constitute a breach of this covenant provided that, upon learning of any actual or suspected noncompliance, the Borrower or Subsidiary, as the case may be, shall promptly undertake all reasonable efforts to achieve compliance, and provided further that, in any case, such non-compliance, and any other noncompliance with Environmental Law, individually or in the aggregate, could not reasonably be expected to give rise to a Material Adverse Effect or materially and adversely affect the value of any Mortgaged Property.

                     (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

                     (c) With respect to any development, event, or condition that is (or should have been) the subject of a notice pursuant to Section 5.7(e), provide such information as may be necessary to give the Administrative Agent reasonable assurance that such development, event, or condition could not reasonably be expected to result in a Material Adverse Effect.

                      SECTION 6. NEGATIVE COVENANTS

                     The Borrower hereby agrees that, so long as any Loan or other amount is owing to any Lender or any Agent hereunder, the Borrower shall not, and shall not permit Timberlands, Soucy or any of the Subsidiaries of Timberlands or Soucy, as applicable, to directly or indirectly:

                     6.1 Asset Coverage Ratio. Permit the ratio, at any time, of the Administrative Value (as determined in accordance with Schedule X) of Timberlands to the sum of the outstanding principal balance of the Term Loans and the outstanding principal balance under the John Hancock Credit Agreement at such time to be less than 1.30 to 1.00.

                     6.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

                     (a) Indebtedness of any Loan Party pursuant to any
                   Loan Document;

                     (b) Indebtedness of the Borrower to any Subsidiary
                  of the Borrower arising out of the Borrower's activities as collection agent for such Subsidiary; provided, that the amount of collected funds received by the Borrower and owing to any Subsidiary at the end of any Business Day shall not exceed the sum of (i) the collected funds received by the Borrower for the account of such Subsidiary during such Business Day and the immediately preceding Business Day plus (ii) an additional amount not exceeding $100,000;

                     (c) Indebtedness of Soucy and its Subsidiaries in an
                  amount such that the sum of Consolidated Total
                  Liabilities (other than deferred tax liabilities) of Soucy and its Subsidiaries shall not exceed
                  C$85,000,000 in the aggregate at any time;

                     (d) Indebtedness of Soucy and its Subsidiaries,
                  including Capital Lease Obligations, secured by Liens permitted by Section 6.3(g) in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding, and of Timberlands and its Subsidiaries including Capital Lease Obligations, secured by Liens permitted by Section 6.3(g) in an aggregate principal amount not to exceed $750,000 of any one time outstanding;

                     (e) Indebtedness outstanding on the date hereof and
                  listed on Schedule 6.2 and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof);

                     (f) guarantees made in the ordinary course of
                  business by the Borrower or any of its Subsidiaries of obligations of Soucy or Timberlands or their Subsidiaries;

                     (g) unsecured Indebtedness of the Borrower or any of
                  its Applicable Subsidiaries on terms and conditions acceptable to the Required Lenders; provided that (i) the proceeds of such Indebtedness are used to repay the Term Loans hereunder pursuant to Section 2.7(a) and
                  (ii) the weighted average life to maturity of such Indebtedness is greater than the remaining life of the Term Loans being prepaid;

                     (h) Indebtedness of Soucy in respect of deferred
                  commissions and management fees owing under the Soucy Management Contract;

                     (i) Indebtedness of (A) Timberlands not to exceed
                  $1,000,000 and (B) of the Borrower not to exceed, individually or in the aggregate, $3,000,000 (all of which Indebtedness referred to in this clause (i), except in the case of Indebtedness secured pursuant to
                  Section 6.3(j), shall be unsecured);

                     (j) the incurrence of Indebtedness by Soucy Partners
                  owed to Soucy and to the other partners of Soucy Partners for cash borrowed from such entities; provided that such Indebtedness (A) shall bear no interest, (B) shall not require principal payments of any kind on such Indebtedness to be repaid prior to the final maturity date of the Term Loans, and (C) shall contain no provision for remedies (including, without limitation, any defaults or any other provisions that would result in the acceleration of the maturity of such Indebtedness); provided, that such Indebtedness may contain provisions for an acceleration of the maturity of such Indebtedness upon the acceleration of the Term Loans;

                     (k) Indebtedness, in an aggregate principal amount
                  not exceeding $2,000,000, in the form of purchase price adjustments owing to the Retiring Partners in respect of the Acquisition Agreement;

                     (l) Indebtedness of Timberlands and its Subsidiaries
                  (i) for the purpose of financing all or any part of the purchase price of timber deeds or (ii) in respect of performance bonds of Timberlands and its Subsidiaries or surety bonds provided by Timberlands and its Subsidiaries received in the ordinary course of business in connection with the operation of its business (which Indebtedness shall be measured as the exposure of Timberlands and such Subsidiaries under such bonds); provided that the aggregate amount of Indebtedness incurred pursuant to this sub-clause (l) shall not exceed $1,500,000 outstanding at any time outstanding; and

                     (m) Indebtedness of Timberlands for the purchase by
                  it of timberlands acreage not to exceed $2,000,000 in the aggregate at any time outstanding.

                     6.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any Capital Stock of Timberlands, Soucy or their Subsidiaries directly or indirectly owned by it or on any of the Property or revenues of Timberlands, Soucy or any such Subsidiary, whether now owned or hereafter acquired, except for:

                     (a) Liens for taxes not yet due or which are being
                  contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

                     (b) carriers', warehousemen's, mechanics',
                  materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings;

                     (c) pledges or deposits in connection with workers'
                  compensation, unemployment insurance and other social security legislation;

                     (d) deposits to secure the performance of bids,
                  trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                     (e) easements, rights-of-way, restrictions and other
                  similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

                     (f) Liens in existence on the date hereof listed on
                  Schedule 6.3 securing Indebtedness permitted by Section 6.2(e) (including refinancings, refundings, renewals or extensions of Indebtedness permitted by Section 6.2(e)), provided that no such Lien is spread to cover any additional Property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

                     (g) Liens securing Indebtedness of Soucy and its
                  Subsidiaries or Timberlands and its Subsidiaries incurred pursuant to Section 6.2(d) to finance the acquisition of fixed or capital assets, provided that
                  (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

                     (h) Liens created pursuant to the Security Documents, the Paper Company Loan Documents, the Second Priority
                  Note Security Documents and the John Hancock Credit Agreement;

                     (i) any interest or title of a lessor under any
                  lease entered into by the Borrower or any other
                  Subsidiary in the ordinary course of its business and covering only the assets so leased;

                     (j) Liens not otherwise permitted by this Section
                  6.3 so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor
                  (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Borrower and all Subsidiaries) $1,500,000 at any one time;

                     (k) Liens arising under or in connection with
                  Environmental Laws which are being contested in good faith by appropriate proceedings provided that adequate reserves with respect thereto are maintained on the books of the Borrower and its Subsidiaries, as the case may be, in conformity with GAAP and that such Liens relate to potential liabilities that are not reasonably expected to exceed, individually or in the aggregate, $3,000,000;

                     (l) Liens securing reimbursement obligations of the
                  Borrower or any Applicable Subsidiary with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof;

                     (m) Liens arising by reason of any judgment, decree
                  or order of any court so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

                     (n) Liens securing Indebtedness of Timberlands
                  incurred pursuant to Section 6.2(m) to finance the purchase of timberlands acreage; and

                     (o) Liens securing Indebtedness permitted under
                  Section 6.2(c).

                     6.4 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business except:

                     (a) any Subsidiary of the Borrower may be merged or
                  consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any Wholly Owned Subsidiary (provided that if such transaction involves Soucy or Timberlands, Soucy or Timberlands, as the case may be, shall be the continuing or surviving corporation);

                     (b) any Subsidiary of the Borrower other than Soucy
                  or Timberlands may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any Wholly Owned Subsidiary;

                     (c)  the Transactions may be consummated; and

                     (d) the Borrower may dissolve or wind up immaterial Subsidiaries;

                     6.5 Limitation on Sale of Assets. Dispose of any of its Property or business (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Applicable Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

                     (a) the Disposition of obsolete or worn out property in the ordinary course of business;

                     (b) the sale of inventory in the ordinary course of business;

                     (c)  Dispositions permitted by Section 6.4(b);

                     (d) the sale or issuance of any Subsidiary's Capital
                  Stock to the Borrower or (except for Capital Stock of Soucy or Timberlands) any Wholly Owned Subsidiary;

                     (e) the transfer of the Borrower's interest in the
                  Management Contracts to an Affiliate;

                     (f) the Disposition by the Borrower of any of its
                  Property other than Capital Stock of Timberlands, Soucy and the Paper Company owned by the Borrower;

                     (g) Dispositions of land, equipment and timberlands
                  by Timberlands, provided that Net Proceeds of such Dispositions shall be used to repay the Loans hereunder pursuant to Section 2.7; and

                     (h) Disposition by Timberlands of up to 10 acres of
                  unimproved real estate, sold in order to settle highway or borderline disputes.

                     6.6 Limitation on Dividends. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of any Applicable Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any such Applicable Subsidiary (collectively, "Restricted Payments"), except that:

                     (a) Timberlands may make Restricted Payments in
                  respect of the Partner Taxes in respect of Timberlands and its Subsidiaries;

                     (b) the payment by Timberlands or Soucy of any
                  dividend or distribution to Brant-Allen (A) to enable Brant-Allen to repay or prepay all or a portion of the Term Loan or (B) from the proceeds of any Asset Sale by Timberlands or Soucy to enable Brant-Allen to repay or prepay all or a portion of the Term Loan;

                     (c) Soucy may make Restricted Payments if,
                  immediately after giving effect to such Restricted Payment, the Consolidated Tangible Net Worth of Soucy will be equal to or greater than C$28.0 million plus 50% of Consolidated Net Income of Soucy from January 1, 1998 to the date of such Restricted Payment; provided that this restriction shall not apply to any actual or deemed dividends or distributions by Soucy to Brant-Allen in order to repay Term Loans or to fund equity contributions by Brant-Allen in the Paper Company;

                     (d)  Brant-Allen may make Restricted Payments;

                     (e) Subsidiaries of Soucy may make Restricted
                  Payments to Soucy, and Subsidiaries of Timberlands may make Restricted Payments to Timberlands;

                     (f) the payment of a distribution by Timberlands on
                  or after the Closing Date to Brant-Allen (A) to recover expenses incurred on behalf of the Borrower and its Affiliates in connection with the Transactions (as defined in this Agreement and the Paper Company Credit Agreement) and the related financings and (B) in an amount equal to the total federal, state, local and foreign tax liabilities of Brant-Allen, Peter Brant and Joseph Allen arising as a result of their direct and indirect ownership of equity interests in Timberlands L.P. during the first eleven months of 1997, as calculated by Timberlands' Vice President of Finance and recalculated by Timberlands' independent accountants; provided that such distribution shall not exceed an aggregate of $5,300,000; and

                     (g) Soucy may pay a dividend on or after the Closing
                  Date in an amount not to exceed C $6,000,000.

                     6.7  [Reserved].

                     6.8 Limitation on Investments, Loans and Advances. Other than with respect to the Borrower, make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting all or a material part of a business unit of, or make any other investment in, any Person
("Investments"), except:

                     (a) extensions of trade credit in the ordinary
                  course of business;

                     (b)  Investments in Cash Equivalents;

                     (c)  Guarantee Obligations permitted by Section 6.2;

                     (d) any Applicable Subsidiary may make Investments
                  in any Wholly Owned Subsidiary of such Applicable
                  Subsidiary;

                     (e) Investments in the form of promissory notes
                  (having a tenor not exceeding 5 years), in an aggregate principal amount not exceeding $5,000,000 at any time outstanding, constituting up to 70% of the sale price of land Disposed of by Timberlands;

                     (f) Investments existing as of the Closing Date,
                  listed on Schedule 6.8(f);

                     (g) loans and advances to employees in the ordinary
                  course of business in respect of travel, business and relocation expenses up to an aggregate of $50,000 at any time outstanding, provided, however, that the Borrower shall not be deemed to have defaulted in respect of this provision as of the last day of any fiscal quarter as long as (i) the addition of the amount in excess of the $50,000 permitted above to the amount outstanding under Section 6.2(i) would not result in a violation of such Section and (ii) the Borrower was in compliance with this Section 6.8(g) as of the end of the immediately preceding fiscal quarter;

                     (h) Investments in Brant-Allen arising from
                  Indebtedness permitted by Section 6.2(b); and

                     (i) advances to loggers by Timberlands in an amount
                  not to exceed $300,000 in the aggregate at any time outstanding.

                     6.9 Limitation on Optional Payments and
Modifications of Debt Instruments, etc. (a) With respect to Timberlands and its Subsidiaries only, make or offer to make any optional payment, prepayment, repurchase or redemption of or otherwise defease or segregate funds with respect to any Indebtedness, (b) with respect to Timberlands and its Subsidiaries only, amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms any Indebtedness, other than any such amendment, modification, waiver or other change which (i) would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon or which would provide for payment in kind in lieu of cash for any interest, provide more flexibility in financial covenants or waive any defaults and
(ii) does not involve the payment of a consent fee), or (c) amend its certificate of incorporation, operating agreement or other organizational documents in any manner determined by the Administrative Agent to be materially adverse to the Lenders without the prior written consent of the Required Lenders.

                     6.10 Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than any Wholly Owned Subsidiary) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the Borrower or such Subsidiary, as the case may be, and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate. Notwithstanding the foregoing, this Section 6.10 shall not apply to (i) the Borrower's or Soucy's obligations under the Management Contracts and the consummation of the transactions contemplated thereby, (ii) obligations of the Borrower and Timberlands under the Timberlands Wood Supply Contract or the Elebash Agreement, (iii) the payment of fees to Soucy by Soucy Partners in an amount per annum not in excess of 3% of total annual net sales of Soucy Partners and (iv) dividends permitted by
Section 6.6.

                     6.11 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by Timberlands, Soucy or any of their Subsidiaries of real or personal property which has been or is to be sold or transferred by Timberlands, Soucy or any of their Subsidiaries or such party to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Timberlands, Soucy or any of their Subsidiaries.

                     6.12 Limitation on Changes in Fiscal Periods. Permit the fiscal year of the Borrower to end on a day other than December 31 or change the Borrower's method of determining fiscal quarters.

                     6.13 Limitation on Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement which prohibits or limits the ability of Timberlands to create, incur, assume or suffer to exist any Lien upon any of its assets, whether now owned or hereafter acquired, to secure the Obligations or its obligations under the Timberlands Guarantee, other than (a) this Agreement, the other Loan Documents, and Second Priority Note Indenture, the Second Priority Note Security Documents and the John Hancock Credit Agreement, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby) and (c) any prohibition on assignment of any general intangible contract in the instrument under which such general intangible arises.

                     6.14 Limitation on Restrictions on Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of Timberlands, Soucy or any of their Subsidiaries to (a) pay dividends or make any other distributions in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower, (b) make loans or advances to the Borrower or (c) transfer any of its assets to the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to Timberlands, Soucy or any of their Subsidiaries imposed pursuant to an agreement which has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such party, (iii) customary non-assignment or net worth provisions in any lease governing a leasehold interest, license or other contract, (iv) any agreement or other instrument of a Person existing at the time it becomes a Subsidiary of the Borrower; provided that such encumbrance or restriction is not applicable to any other Person, or any property of any other Person, other than such person becoming a Subsidiary of the Borrower and was not entered into in contemplation of such Person becoming a Subsidiary of the Borrower, (v) any agreement of a Loan Party or any of its Subsidiaries in effect as of the Closing Date governing Indebtedness of a Loan Party or any of its Subsidiaries outstanding as of the Closing Date (including, without limitation, the Second Priority Note Documents) and, if such Indebtedness is renewed, extended or refinanced in accordance with the terms of this Agreement, such other restrictions in the agreements governing the renewed, extended or refinanced Indebtedness (and successive renewals, extensions and refinancing thereof in accordance with the terms of this Agreement) provided such restrictions are no more restrictive in any material respect than those contained in the agreements governing such outstanding Indebtedness being renewed, extended or refinanced, (vi) any agreement governing Indebtedness permitted by Section 6.2(c), (d), (e), (f), (g),
(i), (k) and (l), provided such restrictions are no more restrictive in any material respect than those contained in the Loan Documents or (vii) restrictions required by applicable law.

                     6.15 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or which are reasonably related thereto.

                     6.16 Limitation on Amendments to Acquisition
Documents. (a) Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the indemnities and licenses furnished to the Borrower or any of its Subsidiaries pursuant to the Acquisition Agreement or any other document delivered by the Retiring Partners or any of their affiliates in connection therewith such that after giving effect thereto such indemnities or licenses shall be materially less favorable to the interests of the Loan Parties or the Lenders with respect thereto or (b) otherwise amend, supplement or otherwise modify the terms and conditions of the Acquisition Agreement or any such other documents except to the extent that any such amendment, supplement or modification could not reasonably be expected to have a Material Adverse Effect.

                     6.17 Limitation on Leases. Permit Consolidated Lease Expense of Soucy and its Subsidiaries for any fiscal year to exceed $500,000.

                     6.18 Limitation on Amendments to Management
Contracts. Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the Management Contracts if the effect of such modification would be to change any provision of such Management Contract relating to the payment or method of calculation of fees thereunder or to materially reduce the functions required to be performed by Brant-Allen thereunder; provided, that this Section 6.18 shall cease to apply to the Soucy Management Contract upon termination of the Soucy Pledge Agreement in accordance with the terms thereof.

                       SECTION 7. EVENTS OF DEFAULT

                     If any of the following events shall occur and be continuing:

                     (a) The Borrower shall fail to pay any principal of
                  any Term Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

                     (b) Any representation or warranty made or deemed
                  made by any Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

                     (c) Any Loan Party shall default in the observance
                  or performance of any agreement contained in clause (i) or (ii) of Section 5.4(a), Section 5.7(a) or Section 6; or

                     (d) Any Loan Party shall default in the observance
                  or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

                     (e) Any Loan Party or any of its Applicable
                  Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Term Loans) beyond the applicable grace period, if any, with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $5,000,000; or

                     (f) (i) Any Loan Party or any of its Applicable
                  Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or
                  (iii) there shall be commenced against any Loan Party or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
                  (i), (ii), or (iii) above; or (v) any Loan Party or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                     (g) (i) Any Person shall engage in any "prohibited
                  transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the reasonable judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

                     (h) One or more judgments or decrees shall be
                  entered against any Loan Party involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

                     (i) Any of the Security Documents shall cease, for
                  any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby except as provided in such Security Document; or

                     (j) The Timberlands Guarantee or any guarantee made
                  in favor of the Administrative Agent in respect of the Term Loans shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

                     (k) A Change of Control shall occur;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.


                          SECTION 8. THE AGENTS

                     8.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents including acting as agent and fonde de pouvoir for the Lenders under the Soucy Pledge Agreement, and each such Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.

                     8.2 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

                     8.3 Exculpatory Provisions. Neither any Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

                     8.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan Parties), independent accountants and other experts selected by an Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

                     8.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                     8.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereinafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                     8.7 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section
8.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent's gross negligence or willful misconduct. The agreements in this Section 8.7 shall survive the payment of the Loans and all other amounts payable hereunder.

                     8.8 Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent was not an Agent. With respect to its Loans made or renewed by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

                     8.9 Successor Administrative Agent. The
Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 7(a) or Section 7(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Agent's resignation as Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

                     8.10 Authorization to Execute Intercreditor
Agreement and Security Documents and Release Liens. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to execute and deliver the Intercreditor Agreement and each of the Security Documents, to release any Lien covering any Property of any Loan Party
(a) which is the subject of a Disposition which is permitted by this Agreement, (b) which has been consented to in accordance with Section 9.1 or (c) which is required to be released pursuant to the terms of any Security Document. Each Lender confirms the appointments and agreements contained in Section 7 of the Intercreditor Agreement and agrees that in acting as secured party under the Soucy Pledge Agreement and the Timberlands Pledge Agreement Toronto-Dominion (Texas), Inc. shall have the benefit of the provisions of this Section 8 to the same extent as it does in its capacity as Administrative Agent.

                     8.11 The Arranger. The Arranger, in its capacity as such, shall have no duties or responsibilities, and shall incur no liability, under this Agreement and the other Loan Documents.

                         SECTION 9. MISCELLANEOUS

                     9.1 Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this
Section 9.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders, or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, in each case without the consent of each Lender directly affected thereby; (ii) amend, modify or waive any provision of this
Section 9.1 or reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral, release Timberlands or any additional Subsidiary Guarantor from its obligations under the Timberlands Guarantee or other guarantee of the Loans, in each case without the written consent of all Lenders; (iv) reduce the percentage specified in the definition of Required Lenders without the written consent of all Lenders; (v) amend, modify or waive any provision of Section 9 without the written consent of the Agents; or
(vi) modify the provisions of Section 2.13(a), (b), (c) or (d) without the consent of each Lender affected thereby. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

                     9.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:


     The Borrower:          Brant-Allen Industries, Inc.
                            Post Office Box 3443
                            80 Field Point Road
                            Greenwich, Connecticut 07830


     The Arranger:          TD SECURITIES (USA) INC.
                            31 West 52nd Street
                            New York, New York 10019
                            Attention: John Lawson
                            Telecopy:  (212) 397-4135
                            Telephone: (212) 827-7708

     The Administrative
       Agent:               TORONTO-DOMINION (TEXAS), INC.
                            909 Fannin Street
                            Houston, TX  77010
                            Attention: Jano Mott
                            Telecopy: (713) 951-9921
                            Telephone:(713) 653-8231

     with a copy to:        THE TORONTO-DOMINION BANK
                            31 West 52nd Street
                            New York, New York 10019
                            Attention: John Lawson
                            Telecopy: (212) 397-4135
                            Telephone:(212) 827-7708

provided that any notice, request or demand to or upon the either Agent or the Lenders shall not be effective until received.

                     9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the either Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                     9.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan
Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

                     9.5 Payment of Expenses. The Borrower agrees (a) to pay or reimburse the Agents for all their reasonable out-of-pocket costs and expenses incurred in connection with the initial syndication, development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Agents for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Agents, (c) to pay, indemnify, and hold each Lender and the Agents harmless from, any and all recording and filing fees or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agents and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to any pending or threatened litigation or proceeding arising in respect of the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of Brant-Allen, the Borrower any of its Subsidiaries or any of the Properties (all the foregoing in this clause
(d), collectively, the "indemnified liabilities"), provided, that the Borrower shall have no obligation hereunder to any indemnitee with respect to indemnified liabilities to the extent such indemnified liabilities result from the gross negligence or willful misconduct of such indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrowers agree not to assert and to cause its Subsidiaries not to assert, and hereby waive and agree to cause their Subsidiaries to so waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws applicable to the Borrower or any of its Subsidiaries or any of the Properties, that any of them might have by statute or otherwise against any indemnitee, except to the extent arising from the gross negligence or willful misconduct of such indemnitee. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

                     9.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agents, all future holders of the Loans and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agents and each Lender.

                     (b) Any Lender may, without the consent of the Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "Participant") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would affect the Participant as described in (i) of the proviso in
Section 9.1, in each case to the extent subject to such participation. The Borrower agrees that at any time that an Event of Default has occurred and is occurring, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 9.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of Section 2.15, such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

                     (c) Any Lender (an "Assignor") may, in accordance with applicable law, at any time and from time to time upon three Business Days notice to the Administrative Agent assign to any Lender or any affiliate thereof or, with the consent of the Borrower, and the Agents (which, in each case, shall not be unreasonably withheld or delayed) (provided the consent of the Borrower need not be obtained with respect to any assignment to a Lender), to an additional bank, financial institution or other entity (an "Assignee") all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit G, executed by such Assignee, such Assignor and the Administrative Agent (and, where the consent of the Borrower is required pursuant to the foregoing provisions, by the Borrower) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that no such assignment to an Assignee (other than any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than $5,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement), and that after giving effect to any partial assignment, the Assignor shall remain the Lender in respect of Loans in an aggregate principal amount of no less than $5,000,000, unless otherwise agreed by the Borrower and the Administrative Agent and that no such assignment shall be effective until executed by the Administrative Agent. Any such assignment need not be ratable as among the Facilities. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance,
(x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this Section 9.6, the consent of the Borrower shall not be required for any assignment which occurs at any time when any Event of Default shall have occurred and be continuing.

                     (d) The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time and any Notes evidencing such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loan and any Note evidencing such Loan recorded therein for all purposes of this Agreement. Any assignment of any Loan whether or not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee and the old Notes shall be returned by the Administrative Agent to the Borrower marked "cancelled". The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                     (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof or a Person under common management with such Lender, by the Borrower or the Administrative Agent) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (except that no such registration and processing fee shall be payable (y) in connection with an assignment by The Toronto-Dominion Bank or (z) in the case of an Assignee which is already a Lender or is an affiliate of a Lender or a Person under common management with a Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for the Notes of the assigning Lender, a new Note, to the order of such Assignee in an amount equal to the amount assumed or acquired by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained Term Loans, upon request, a new Term Note, to the order of the assigning Lender in an amount equal to the applicable Term Loans, retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Note replaced thereby.

                     (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

                     9.7 Adjustments; Set-off. (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to such other Lender, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

                     (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, at any time when an Event of Default has occurred and is continuing, to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

                     9.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                     9.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                     9.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                     9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                     9.12 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

                     (a) submits for itself and its Property in any legal
                  action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                     (b) consents that any such action or proceeding may
                  be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                     (c) agrees that service of process in any such
                  action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, the Borrower, its address set forth in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                     (d) agrees that nothing herein shall affect the
                  right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                     (e) waives, to the maximum extent not prohibited by
                  law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section
                  9.12 any special, exemplary, punitive or consequential damages.

                     9.13 Acknowledgements. The Borrower hereby acknowledges that:


                     (a) it has been advised by counsel in the
                  negotiation, execution and delivery of this Agreement and the other Loan Documents;

                     (b) neither the Administrative Agent nor any Lender
                  has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                     (c) no joint venture is created hereby or by the
                  other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

                     9.14 WAIVERS OF JURY TRIAL. THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                     9.15 Confidentiality. Each of the Agents and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent any Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate of any Lender, (b) to any Participant or Assignee (each, a "Transferee") or prospective Transferee which agrees to comply with the provisions of this Section, (c) to the employees, directors, agents, attorneys, accountants and other professional advisors of such Lender or its affiliates provided they agree to comply with the provisions of this Section, (d) upon the request or demand of any Governmental Authority having jurisdiction over the such Agent or such Lender, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) which has been publicly disclosed other than in breach of this Section 9.15, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.



                     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  BRANT-ALLEN INDUSTRIES, INC., as
                                  Borrower


                                  By:  /s/ Edward D. Sherrick
                                  Title:  Vice President of Finance

                                  TD SECURITIES (USA) INC.,
                                  as Arranger


                                  By:  /s/ John Lawson
                                     Title:  Vice President and Director


                                  TORONTO-DOMINION (TEXAS), INC., as
                                   Administrative Agent


                                  By:  /s/ Jano Mott
                                     Title: Vice President



                                  TORONTO-DOMINION (TEXAS), INC.,


                                  By:  /s/ Jano Mott
                                     Title: Vice-President

                                                                  SCHEDULE 1.1A

                   COMMITMENTS: LENDING OFFICES AND ADDRESSES




                                                                  Commitments
                                                                  -----------
                                                                  Revolving
Name of Lender                                   Term Loan          Credit
-----------------                                ---------          ------
Toronto-Dominion (Texas), Inc.                   $32,000,000       $3,000,000

                                                                SCHEDULE 3.1(b)

                          DIVIDENDS AND DISTRIBUTIONS

1. Dividend by F.F. Soucy, Inc. to Brant-Allen Industries, Inc. on or before December 1, 1997 in an aggregate amount not exceeding $6,000,000 Canadian dollars.

2. Distribution by Bear Islands Timberlands Company, L.L.C. to Brant-Allen Industries, Inc. on or after December 1, 1997, in an aggregate amount not exceeding $5,300,000.

3. Distribution by Bear Island Paper Company, L.L.C. to Brant-Allen Industries, Inc. on or after December 1, 1997, in an aggregate amount not exceeding $1,800,000.

                                                                   SCHEDULE 3.4

                 CONSENTS, AUTHORIZATIONS, FILINGS AND NOTICES


                                      None

                                                                  SCHEDULE 3.15

                                  SUBSIDIARIES


                         Bear Island Paper Company, LLC
                      Bear Island Timberlands Company, LLC
                                F.F. Soucy, Inc.
                       F.F. Soucy, Inc. & Partners, L.P.
                             RDL Finance Co., Ltd.
                           Arrimage du Gros. Cacouna
                           Bear Island Finance Co. II

                                                                  SCHEDULE 3.19

                              FILING JURISDICTIONS



                      Debtor: Brant-Allen Industries, Inc.

                       Secretary of State of Connecticut
                         Secretary of State of Delaware
                         Secretary of State of New York
                           New York County, New York
            Register of Personal and Moveable Real Rights of Quebec

                                                                   SCHEDULE 6.2

                             EXISTING INDEBTEDNESS

I.   Brant-Allen Industries, Inc.

     A. Indebtedness owed to Sanwa Leasing Corp., with respect to certain leased equipment in an amount not exceeding $17,000.00.

     B. Indebtedness owed to IBM Credit Corporation, with respect to certain leased equip ment in an amount not exceeding $41,000.00.

     C. Indebtedness owed to Pitney Bowes Credit Corporation, with respect to certain leaed equipment in an amount not exceeding $5,000.00.

II.  Bear Island Timberlands Company, L.L.C. ("Timberlands")

     A. $30,000,000.00 John Hancock Credit Agreement, dated December 1, 1997 between Timberlands and John Hancock Mutual Life Insurance Company.

     B.   $189,250.00 Note payable to Olgers et als by Timberlands

     C.   $178,400.00 Note payable to Rucks et als by Timberlands

     D.   $100,856.25 Note payable to William A. Cooke, Inc. by Timberlands

     E.   $105,393.75 Note payable to William A. Cooke by Timberlands

     F. Indebtedness owed to Bear Island Paper Company, L.L.C. with respect to the alloca tion of expenses of Timberlands.

III. F.F. Soucy, Inc. ("Soucy")

     A. CDN $3,000,000.00 Credit Agreement between Soucy and National Bank of Canada.

IV.  F.F. Soucy, Inc. and Partners, L.P. ("Soucy Partners")

     A. CDN $5,000,000.00 Credit Agreement between Soucy Partners and National Bank of Canada.

     B. Trust Indenture, dated March 30, 1979, as amended, between Riviere du Loup Finance Ltd., a subsidiary of Soucy Partners ("RDL"), and Montreal Trust Company. Soucy Partners guaranteed the obligations of RDL.

                                                                   SCHEDULE 6.3

                                 EXISTING LIENS


                                           JURISDIC-
       NAME OF             SECURED          TION/          FILE NUMBER/
        DEBTOR              PARTY           OFFICE          DATE FILED          TYPE OF UCC      DESCRIPTION OF COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------
Bear Island Pa-      Republic Fi-        Connecticut          870136/              UCC-1        Leased Measurex UT Process
per Company,         nancial Cor-                             3-26-90                           Control System; Debtor is not
L.P.                 poration                                                                   authorized to dispose of this
                                                                                                leased equipment
                     Republic Fi-        Connecticut          873528/              UCC-3
                     nancial Cor-                             4-18-90           Assignment
                     poration

                     First National      Connecticut         1578044/              UCC-3
                     Bank of                                  9-26-94          Continuation
                     Louisville

Bear Island Pa       Measurex              Virginia         900211243/             UCC-1        Leased One Measurex UT Pro-
per Company,         Systems, Inc.                            2-9-90                            cess Control System and all
L.P.                 Assigned to:                                                               insurance and proceeds there
                     Republic Fi-                                                               of. Precautionary Filing.
                     nancial Cor-
                     poration

                     Republic Fi-          Virginia         900331442/             UCC-1
                     nancial Cor-                             3-20-90           Assignment
                     poration

                     First National        Virginia         9501037198/            UCC-3
                     Bank of                                  1-3-94           Continuation
                     Louisville


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



           DISPOSITION
-----------------------------
    PAID OFF
    NO TERMINATION FILED


    Assignment of #870136;
    assigned to: First Na-
    tional Bank of Louisville

    Continuation of #870136


    PAID OFF
    NO TERMINATION FILED




    Assignment of
    #900211243;  assigned
    to: First National Bank of
    Louisville


    Continuation of #900211243



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien


                                           JURISDIC
       NAME OF             SECURED          TION/          FILE NUMBER/
        DEBTOR              PARTY           OFFICE          DATE FILED            TYPE OF UCC       DESCRIPTION OF COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------
Bear Island Pa-      CCA Finan-            Virginia         9708297172/              UCC-1        Leased equipment
per Company,         cial, Inc.                               8-29-97
L.P.
Bear Island Pa-      Republic Fi-        Hanover Co.,         245-90/                UCC-1        Leased Measurex UT Process
per Company,         nancial Cor-          Virginia           3-21-90                             Control System; Debtor is not
L.P.                 poration                                                                     authorized to dispose of this
                                                                                                  leased equipment
                     Republic Fi-        Hanover Co.,         245-90/                UCC-3
                     nancial Cor-          Virginia           4-2-90              Assignment
                     poration

                     First National      Hanover Co.,         245-90/                UCC-3
                     Bank of               Virginia           9-26-94            Continuation
                     Louisville
Bear Island Pa-      CCA Finan-          Hanover Co.,         687-97/                UCC-1        Leased equipment
per Company,         cial, Inc.            Virginia           8-29-97
L.P.
Bear Island Pa-      Welders             Hanover Co.,        1149/376/          Mechanics Lien    Mechanics Lien in the amount
per Company,         Rental Com-           Virginia          10-18-95                             of $4,774.76
L.P.                 pany

Bear Island          John Hancock          Virginia          880720505/              UCC-1         All accounts, contracts, equip
Timberlands          Mutual Life                              7-13-88                              ment, escrow amount, escrow
Paper Com-           Insurance                                                                     rights, inventory and timber
pany, L.P.           Corporation

                         (TABLE RESTUBBED FROM ABOVE)


      DISPOSITION
---------------------------------

      PAID OFF
      NO TERMINATION FILED


      Assignment of #245-90;
      assigned to: First Na
      tional Bank of Louisville


      Continuation of #245-90





      JUDGEMENT SATISFIED


     See Schedule I attached
     hereto for all UCC-3 fil
     ings relating to this UCC-1



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien


                                                  JURISDIC
       NAME OF                  SECURED             TION/         FILE NUMBER/                          DESCRIPTION OF COLLAT
        DEBTOR                   PARTY              OFFICE         DATE FILED            TYPE OF UCC          ERAL
-----------------------------------------------------------------------------------------------------------------------------
Brant-Allen               Panasonic              Connecticut      1033696/                UCC-1            Panasonic copier,
Industries, Inc.          Communica-                              11-1-93                                  console,  ADF and
                          tions                                                                            stapler/sorter
                          Assigned to:
                          Sanwa Leas-
                          ing Corp.
Brant-Allen               National Bank          Connecticut        1589862/                UCC-1          All accounts,
Industries, Inc.          of Canada                                 11-30-94                               inventory, goods
                                                                                                           and equipment,
                                                                                                           personal property
                                                                                                           and fixtures and
                                                                                                           proceeds
                          National Bank          Connecticut       ___________              UCC-3
                          of Canada                                                    Partial Release



Brant-Allen               IBM Credit             Connecticut        1794835/                UCC-1          Leased IBM equipment
Industries, Inc.          Corporation                                8-11-97

Brant-Allen               IBM Credit             Connecticut        1794836/                UCC-1          Leased IBM equipment
Industries, Inc.          Corporation                                8-11-97

Brant-Allen               National Bank            Virginia        9411307700/              UCC-1          All accounts, inventory,
Industries, Inc.          of Canada                                 11-30-94                               goods and equipment,
                                                                                                           personal property and
                                                                                                           fixtures and proceeds
                          National Bank            Virginia        ___________              UCC-3
                          of Canada                                                    Partial Release






                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

            DISPOSITION
---------------------------------

  PARTIAL
  RELEASE

  Partial Release of
  #1589862; TO BE
  FILED IN CONJUNC-
  TION WITH THE
  CLOSING






  Partial Release of
  #9411307700; TO BE
  FILED IN CONJUNC-
  TION WITH THE
  CLOSING





UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien



                                                  JURISDIC
       NAME OF                  SECURED            TION/           FILE NUMBER/                           DESCRIPTION OF COLLAT-
        DEBTOR                   PARTY             OFFICE           DATE FILED          TYPE OF UCC              ERAL
---------------------------------------------------------------------------------------------------------------------------------
Brant-Allen               National Bank         Hanover Co.,         1171-94/              UCC-1        All accounts, inventory,
Industries, Inc.          of Canada               Virginia           11-30-94                           goods and equipment,
                                                                                                        personal property and
                                                                                                        fixtures and proceeds

                          National Bank         Hanover Co.,        ___________            UCC-3
                          of Canada               Virginia                            Partial Release


F.F. Soucy, Inc.          National Bank         Connecticut          1589863/              UCC-1        All accounts, inventory,
                          of Canada                                  11-30-94                           goods and equipment,
                                                                                                        personal property and
                                                                                                        fixtures and proceeds
----------------------    ---------------   -----------------  ---------------------------------------------


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


      DISPOSITION
---------------------------------







   Partial Release of #1171-
   94; TO BE FILED IN
   CONJUNCTION WITH
   THE CLOSING




--------------------------------

UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

                                   SCHEDULE I

            UCC-3 Relating to UCC-1 Financing Statement #: 880720505



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890120071/
                  1-10-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-Maines
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           8901200076/
                  1-10-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as C.L. Young
                  Tract

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890120087/
                  1-10-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as J.G. White
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890120331/
                  1-11-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Thompson
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890121756/
                  1-18-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Louis Dye
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890122091/
                  1-20-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Roy Price
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890211872/
                  2-8-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as J.G. White
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890212231/
                  2-10-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Joseph
                  Monroe Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890430205/
                  4-21-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Lacy-
                  Crutchfield Tract

UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890610511/
                  6-2-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Davis-
                  Ramsey Tract

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           8906204898/
                  6-15-89
Type:             UCC-3
                  Amendment

Disposition:      Amendment of #880720505; add all Contracts, Equipment,
                  Inventory and Timber only with respect to certain parcels of real estate


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890621547/
                  6-20-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Jones-
                  Hening Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890630517/
                  6-22-89
Type:             UCC-3
                  Partial Release
Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Halligan Tract

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890630518/
                  6-22-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Duval Tract





UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890630519/
                  6-22-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Nolting
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890631379/
                  6-22-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rusnak
                  Tract

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890631380/
                  6-22-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Nuchols
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890631662/
                  6-27-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Jenkins-
                  Whitehall Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890632302/
                  6-30-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Trainhams
                  Tract




UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890632303/
                  6-30-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ragland-
                  Towles Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890632304/
                  6-30-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Hill-Brice
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890632305/
                  6-30-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Jenkins-
                  Haden Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890632306/
                  6-30-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bella
                  Jackson Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890720028/
                  7-11-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Tate-Bunch
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890721433/ 7-13-89
Type:             UCC-3 Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Frixburg Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890730178/
                  7-20-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Kimbrough
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890730609/
                  7-24-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Joshua
                  Roberts Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           890921744/
                  9-14-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-
                  Wood Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891011090/
                  10-4-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as John Tucker
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891021214/
                  10-13-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Halligan
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891021449/
                  10-17-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rocky Run
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891031677/
                  10-19-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Heath-
                  Sanders Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891031683/
                  10-19-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Perkins
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891031685/
                  10-19-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Montpelier
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891031700/
                  10-20-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Florence
                  Robinson Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891111319/
                  10-27-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Hadder
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891111894/
                  10-30-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Zwick Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891210774/
                  11-27-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Martin
                  Estate #2 Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891210775/
                  11-27-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Taylor-
                  Graham Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891220643/
                  12-7-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Gibson
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891220645/
                  12-7-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Hardy Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           891230766/
                  12-4-89
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as I.H. Peckt
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900120018/
                  1-11-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Forrest
                  Cobb Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900130007/
                  1-22-90
Type:             UCC-3
                  Amendment

Disposition:      Amendment of #880720505; add all Contracts, Equipment,
                  Inventory and Timber only with respect to a portion of a certain parcel of real estate



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900131407/
                  1-11-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as C.B. Sharpe
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900221136/
                  2-2-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Wyatt Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900231153/
                  2-23-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as C.L. Young
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900311408/
                  2-15-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as C.D. Mayes
                  Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900320626/
                  3-13-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Hansford-
                  Lawson Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900320628/
                  3-13-90
Type:             UCC-3
                  Partial Release


Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as R.B. Massie
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900320630/
                  3-13-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ramkey Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900320633/
                  3-13-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Farley Tract

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900330299/
                  3-9-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crismond-Ruby
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900421785/
                  4-11-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crump-Jones
                  Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900421786/
                  4-11-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Hening Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900510986/
                  4-30-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as McNeal Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900510989/
                  4-30-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Archer Thomas
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900511847/
                  5-7-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Hill- Jennings
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900512862/
                  5-9-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Hughes Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900512863/
                  5-9-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Keesee Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900520539/
                  5-11-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Waring Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900520745/
                  5-15-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Dymacek Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900531303/
                  5-16-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Sea Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900630036/
                  6-18-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Saunders Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900630443/
                  6-19-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Duke Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900630450/
                  6-19-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Churchill
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900631062/
                  6-22-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rusnak Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900631069/
                  6-22-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ratcliff Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900720344/
                  7-11-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Perkins-
                  Henson Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900721108/
                  7-3-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rocky Run
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900722217/
                  7-19-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rust Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900722597/
                  7-20-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rosa S. Carter
                  Tract

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900811311/
                  8-7-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Seward-
                  Gee-Peebles-Moore Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900820010/
                  8-10-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Hill-Turner
                  Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien
                                       26

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900821361/
                  8-17-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Lacy Nicholas
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900910050/
                  8-29-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as L.B. Allen
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           900910052/
                  8-29-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Jones-Eastman
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901010555/
                  10-2-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Waring Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901011019/
                  10-4-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Frank Winston
                  Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901031414/
                  10-29-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Waytt Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901111460/
                  11-7-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Lacy Trainham
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901120458/
                  11-13-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Omohundro
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901120581/
                  11-11-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bear Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901121462/
                  11-19-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Buhrman-
                  Wachter Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901130536/
                  11-26-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rusnak Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901131212/
                  11-28-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Martin Estate
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901210339/
                  12-3-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Gilmer-Carter
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901210658/
                  12-4-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Sea Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901210715/
                  12-5-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Fleshman-
                  Harris Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901211509/
                  12-7-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Annie Bock
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901211760/
                  12-10-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Broaddus-
                  Carter Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901220393/
                  12-7-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Keystone
                  Development Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901220542/
                  12-12-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Higgins Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901220543/
                  12-12-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rusnak Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901220735/
                  12-13-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bedford-
                  Garrett Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901221306/
                  12-14-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Brooks-Smith
                  Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           901231242/
                  12-27-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ford Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910111461/
                  12-27-90
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Edwards Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910112160/
                  1-10-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Jenkins-
                  Whitehall Tract

UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910112164/
                  1-10-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-Burton
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910120272/
                  1-14-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Duval Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910120630/
                  1-14-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-
                  Hawkwood Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910130345/
                  1-22-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Elsie Catlett
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910131043/
                  1-24-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Apperson-
                  Jones Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910131081/
                  1-25-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Omohundro
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910131065/
                  1-28-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Buhrman-
                  Bridges Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910211419/
                  2-7-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Sea Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910220325/
                  2-12-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crismond-
                  Alexander Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910220326/
                  2-12-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Godwin Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910220328/
                  2-12-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Goodwin-Bruce
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910220616/
                  2-12-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Massey Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910221307/
                  2-15-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Halligan Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910230485/
                  2-22-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Halligan Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910320045/
                  3-11-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Westvaco-
                  Eades Tract




UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910320046/
                  3-11-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ragland-Mealy
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910320047/
                  3-11-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ragland-Lewis
                  Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910320048/
                  3-11-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Price Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910321555/
                  3-15-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Anderson-
                  Goodrich Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910511981/
                  5-10-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as L.S. Abernathy
                  Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910511984/
                  5-10-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Massey Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910512251/
                  5-10-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rex-Townes
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910520002/ 5-13-91

Type:             UCC-3 Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crismond-Leach
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910530023/
                  5-21-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Carter Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910530968/
                  5-24-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Duval Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910620070/
                  6-11-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Goodrich Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910620560/
                  6-13-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Fred Brent
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910711632/
                  7-9-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Buhrman-
                  Baptist Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910720473/
                  7-12-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Halligan Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910730423/
                  7-23-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Trent Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910730823/
                  7-24-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as C.D. Mayes
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910732232/ 7-31-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Seward-Gee-
                  Peebles-Moore Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910810999/
                  8-6-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Goodrich-
                  Simmons Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910811000/
                  8-6-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rusnak Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910811178/ 8-6-91

Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Sea Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910820439/
                  8-12-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Clary Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910820644/
                  8-13-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Spradlin Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910820838/
                  8-15-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Meredith-Lacy
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910831755/
                  8-29-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as J.E. Fox Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910911548/
                  9-10-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Johnston Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910920539/
                  9-12-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Lacy-Sharpe
                  Tract




Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910921215/
                  9-17-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Dillard-
                  Jarvis Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910930562/
                  9-24-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Lando Brooks
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           910931171/
                  9-27-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Jenkins-
                  Anderson Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           911010194/
                  10-1-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as G.P. Marston
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           911010417/
                  10-2-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Farmington
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           911010418/
                  10-2-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ragland-
                  Melten Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           911010419/
                  10-2-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Webb Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           911010906/
                  10-4-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Pace Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           911030473/
                  10-22-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Jorstad Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           911031976/
                  10-30-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes- Holly
                  Hill Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           911111306/
                  11-7-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as McGehee-Ricks
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           911130218/
                  11-21-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Heineman Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           911210377/
                  12-3-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-
                  Tinsley-Goodloe Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           911211178/
                  12-5-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Townsend Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           911211760/
                  12-9-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-
                  Hawkwood Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           911231023/
                  12-31-91
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Colonial Pine
                  Monnell Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920110551/
                  1-6-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Vivian
                  Robinson Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920110552/
                  1-6-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crismond-
                  Lewis Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920110554/
                  1-6-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Hill-Lacy
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920120651/
                  1-14-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as W.D. Perkins
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920121017/
                  1-15-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Lucy Williams
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920121629/
                  1-17-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Parrish Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920130304/
                  1-21-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bedford-
                  Bowles-Sims Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920131969/
                  1-28-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as M.G. Davis
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920210410/
                  2-3-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Buhrman-
                  Baptist Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920222028/
                  2-20-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Hockaday Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920222132/
                  2-20-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Dillard-
                  Humphries Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920311004/
                  3-4-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Halligan #5
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920312064/
                  3-10-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Tracts set forth on ITEM 3 attached hereto



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920312065/
                  3-10-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Seward-
                  Holloway Tract and Seward-C.M. Brown Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920321356/
                  3-17-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Pace Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920321887/
                  3-19-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Massey Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920321889/
                  3-19-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Chewning Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920331164/
                  3-27-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Avery-Quinn
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920411829/
                  4-9-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Buhrman-
                  Baptist Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920420479/
                  4-14-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Kent Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920420480/
                  4-14-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Primus-Burke
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920421189/
                  4-17-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Catlett Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920421190/ 4-17-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Hamner Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920421191/
                  4-17-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Wheeler Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920431183/
                  4-24-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-
                  Allport Tract and Barnes-Hawkwood Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920431898/
                  4-29-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Buhrman-
                  Baptist Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920432030/
                  4-29-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Freddie Brooks
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920511231/
                  5-7-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Lando-Brooks
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920520425/
                  5-12-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Woolfolk-
                  Coleman Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920520426/
                  5-12-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Woolfolk-
                  Rowlett Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920520428/
                  5-12-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Woolfolk-
                  Brooks Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920520429/
                  5-12-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barlow Tract




Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920521104/
                  5-14-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as G. T. Waite
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920530134/
                  5-21-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rupert-Lewis
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           92053143/
                  5-28-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Temple Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920630899/
                  6-24-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Massey Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920710950/
                  7-7-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crismond-
                  Maxwell Tract and Wright-Self Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920711493/
                  7-8-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Martin Estate
                  #1 Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920711494/
                  7-8-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Annie Bock
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920711721/
                  7-9-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ragland Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920720741/
                  7-15-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-
                  Tate-Bunch Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920730051/
                  7-21-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Westvaco-
                  Parrish Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920810811/
                  8-5-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Mitchell Tract and McElwaine Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920822221/
                  8-18-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rocky Run
                  Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920830324/
                  8-21-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Pritchett
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File#:            920831120/
                  8-26-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Temple Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920832020/
                  8-31-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crismond-
                  Kellogg Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920921488/
                  9-16-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Gilmer-Carter
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920921541/
                  9-18-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Hockaday Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           920932124/
                  9-23-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Avery-Adkins
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           921011203/
                  10-6-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rives Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           921012138/
                  10-9-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as L.M. Harris
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           921020815/
                  10-15-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Massey Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           921031763/
                  10-28-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Harris-Long
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           921122059/
                  11-20-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Sara Watkins
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           921130975/
                  11-25-92
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Mary Bolden
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           930111100/
                  1-6-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Buhrman-
                  Baptist Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           930111189/
                  1-7-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Harmon Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           930120243/
                  1-11-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-
                  Tate-Bunch Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           930121415/
                  1-13-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Pritchett
                  Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           930212171/
                  2-8-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Butterworth-Brill Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           930220579/
                  2-16-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-Holly
                  Hill Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           930230537/
                  2-23-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Baxter Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           930311192/
                  3-4-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Sea Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9303177380/
                  3-17-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Abernathy
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9303177383/
                  3-17-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Saunders Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9303167093/
                  3-11-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as all the following Tracts as listed on ITEM 2 attached hereto


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9303197030/
                  3-18-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as J.E. Fox Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9303227001/
                  3-19-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Osborn Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9303237462/
                  3-22-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-
                  Allport Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9303307277/
                  3-30-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Knibb-
                  Blandford Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9304197465/
                  4-19-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Welch Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9304237098/
                  4-23-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ford Tract




UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9304237099/
                  4-23-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ford Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9304297072/
                  4-29-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Dillard Crump
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9305217701/
                  5-21-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Eugenia B.
                  Avery and Alvin H. Avery Tract




Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9305207263/
                  5-20-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Chewning Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9306277219/
                  5-27-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as McGehee-Ricks
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9306027091/
                  6-2-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Baldwin-
                  Carter Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9306077112/
                  6-7-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as R.J. Willis
                  Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9306157167/
                  6-15-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Weich Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9306247150/
                  6-24-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Self-Quarles
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9306287325/
                  6-28-93
Type:             UCC-3
                  Continuation
Disposition:      Continuation of #880720505



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9307067284/
                  7-6-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bedford-
                  Hummard Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9307137211/
                  7-15-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Layfield-
                  Pollards Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9307197152/
                  7-19-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Armistead
                  Tract and Nuchols Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9307197733/
                  7-19-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnhart Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9307267424/
                  7-26-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Goodrich-
                  Simmons Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9307297156/
                  7-29-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the following
                  Tracts: Parks, Meadowbank, Meadowbank, Carr, Bishop



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9308037702/
                  8-3-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Avery-Burtons
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9308127122/
                  8-12-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Cropper Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9308257099/
                  8-25-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as all the following Tracts listed on ITEM #1 attached hereto


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9309217077/
                  9-21-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Halligan Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9309237098/
                  9-23-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rosa Carter
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9309277733/
                  9-27-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Moon Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9309277734/
                  9-27-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Pippen Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9310057048/
                  10-5-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Thompson Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9310057049/
                  10-5-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Anderson-
                  Parrish Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9310057050/ 10-5-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Elsie Catlett
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9310067167/
                  10-6-93
Type:             UCC-3

Partial Release Disposition: Partial Release of #880720505; release of all Contracts, Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rusnak Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9310077048/
                  10-7-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as J.S. Kent
                  Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9310127024/
                  10-12-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Knibb-
                  Blandford Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9310207240/
                  10-20-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as J.L. Small
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9310297157/
                  10-29-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Westvaco-
                  Parrish Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9311177094/
                  11-17-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Lacy-Nicholas
                  Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9311227235/
                  11-22-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Trice Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9311307259/
                  11-30-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Abernathy
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9312017041/
                  12-1-93
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Tipton-
                  Jennings Tracts



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9401067705/
                  1-6-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Massey Tracts



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9401137282/
                  1-13-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ragland Tracts


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9401187002/
                  1-18-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Davis-
                  Hardland Tracts


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9402037095/
                  2-3-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Newton Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9402247239/
                  2-21-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the following
                  Tracts: Childers, J.W. Carter, McKinley Lewis,
                  Tipton-Jennings, Childers, C.E. Wilderson, W.N. Terry,
                  Dr. White, Puckett, Roberts



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9402247240/
                  2-24-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the following
                  Tracts: J.W. Hines, W.R. Berry, John C. Hamlett,
                  Boswell-Flippen, G-P Branch PE-1, G-P Joyner PE-4, G-P rutledge PE-6


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9402247241/
                  2-21-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the following
                  Tracts: Godrich, collier, Glazebrook, Terretta,
                  Ochsner-Montpelier, Glazebrook- Kias, BenBrady,
                  Williams-Sharp, C.B. Faison, Williams-Sharp #1, Seward-Boothe
                  SY-1, Seward-W.L. Scott Sy-2, Seward-Williams SY-4,
                  Williams-Sharp #2, Willis W. Bohannon, Benjamin T. Goodrich


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9403077067/
                  3-7-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Cooke-Shannon
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9403087082/
                  3-8-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Roper-Thomas
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9403147109/
                  3-14-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Avery-Adkins
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9403137133/
                  3-14-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as W.P. Heath
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9403227204/
                  3-22-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Welch Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9403237231/
                  3-23-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Trent Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9404047734/
                  4-4-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bedford-Hicks
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9404187348/
                  4-18-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as John Gibbs
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9405027479/
                  5-2-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bedford-
                  Bowles-Sims Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9405027480/
                  5-2-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-Burton
                  Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9405207253/
                  5-20-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rosa Gibbs
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9405237445/
                  5-23-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rosa Carter
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9405237446/
                  5-23-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Montpelier
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9406207449/
                  6-20-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Turner-
                  Chalkley Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9407087226
                  7-8-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-
                  Tate-Bunch Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9407127036/
                  7-12-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Anderson-
                  Goodrich Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9407147075/ 7-14-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-Hawkwood Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9407187468/
                  7-10-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bartley Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9407187469/
                  7-18-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Deavers Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9407187470/
                  7-18-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-
                  Sjoblam Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9407207054/
                  7-20-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rusnak Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9407227093/
                  7-22-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Halligan Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9407227094/
                  7-22-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Halligan Tract and Crawford Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9407227095/
                  8-22-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crismond-
                  Leatch Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9407287081/
                  7-28-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crismond-
                  Alexander Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9408097706/
                  8-9-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Weich Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9408237115/
                  8-23-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Deavers Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9409087202/
                  9-8-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bedford-Hicks
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9403217163/
                  9-21-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Belches Tract, Kelly Williams Tract and Gray-Fleetwood Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9403217174/
                  9-21-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Kent Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9403217175/
                  9-21-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Spradlin Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9409277145/
                  9-27-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crawford Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9410037479/
                  10-3-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bedford-Smith
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9410077721/
                  10-7-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnes-
                  Tate-Bunch Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9410197702/
                  10-19-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ragland Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9410217073/
                  10-21-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crismond-
                  Maxwell Tract, Richard Verna Tract, Wirght-Self Tract, Janet
                  Crismond Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9411147149/
                  11-14-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the follow ing
                  Tracts: Belches, Lovett, Moore, W.S. Peebles, A. Thweatt, Roy
                  Thweatt, Kelley Williams, Parker-Brown, W.P. Arwood,
                  Gee-Peebles-Moore P-3, Sherman P-8, Raines-Mattox P-15,
                  Carter-Swineford P-18, Rives P-23, Mary Evans, Ben H.
                  Vedomske


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9411147150/
                  11-14-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Zolovchik
                  Tract, C.W. Baird #1 Tract, Schwartzman Tract,
                  Barner-Henneman Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9411147151/
                  11-14-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Berryman Tract and Dr. Williams Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9411287208/
                  11-28-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Peebles Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9411287210/
                  11-28-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Roper-Thomas
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9411287561/
                  11-28-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rosa Gibbs
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9412027138/
                  12-2-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bedford-Hicks
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9412137078/
                  12-13-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Roper-Thomas
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9412217703/
                  12-21-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Jenkins-
                  Whitehall Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9412227189/
                  12-22-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rusnak Tract




Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9411297704/
                  12-29-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Barnart Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9412307070/
                  12-30-94
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Roper-Thomas
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9501107069/
                  1-10-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Baldwin-
                  Carter Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9501127065/
                  1-12-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Anderson-
                  Goodrich Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9501137206/
                  1-13-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as W.E. Patrick
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9501137207/
                  1-13-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Meadow bank
                  Tracts, Zehmer-Love Tract, Parks Tract, Carr Tract,
                  Massenburg Tract, Butterworth-Thweatt Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9501257729/
                  1-25-95
Type:             UCC-3
                  Amendment

Disposition:      Partial Release of #880720505; add parcel of land known as
                  Baldwin-Carter #2 Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9501257730/
                  1-25-95
Type:             UCC-3
                  Amendment
Disposition:      Amendment of #880720505; addition of certain parcels of land


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           99501277120/
                  1-27-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Abernathy
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9501277121/
                  1-27-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ford Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9502087234/
                  2-8-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Nolting Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9502177096/
                  2-17-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Sea Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9502177209/
                  2-17-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as W.C. Spratt
                  Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9502217313/
                  2-21-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ragland-Kent
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9502227131/
                  2-22-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Puckett Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9502237043/
                  2-23-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ford Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9502247704/
                  2-24-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Jenkins-
                  Whitehall Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9504207101/
                  4-20-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Martin Estate
                  #2 Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9505167008/
                  5-16-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Freddie Books
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9506057131/
                  6-5-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bedford-Hill

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9506127326/
                  6-12-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as P.L. Hill
                  Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9506127327/
                  6-12-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rusnak Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9506157008/
                  6-15-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Roper-Thomas
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9506227276/
                  6-2-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bedford Hicks
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9507177531/
                  7-17-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Tapscott Tract




Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           95080370005/
                  8-3-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Mayfield
                  Farmington Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9508177085/
                  8-17-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Tapscott Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9508187012/
                  8-18-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Roper-Thomas
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9508247073/
                  8-24-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Williams-
                  Bryant Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9508257022/
                  8-25-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Joseph Allen
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9508257119/
                  8-25-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Winebarger
                  Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9508287108/
                  8-28-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Montpelier
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9509067720/
                  9-6-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as A.G. Long
                  Tract




Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9509257097/
                  9-25-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ford Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9510117036/
                  10-11-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Suter Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9510117037/
                  10-11-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Robertson
                  Tract, Clarke Tract, Burnett Tract, Wheelhouse Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9511067078/
                  11-6-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as M.G. Davis
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9512137224/
                  12-13-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Seward-
                  Gee-Peebles-Moore Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9512207071/
                  12-20-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as S.R. Boyce
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9512217102/
                  12-21-95
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Richard Verna
                  Tract, Kate M. Whte Tract, Janet Crismond Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9601057701/
                  1-5-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Seward-Gee
                  Peeblees-Moore Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9601117038/
                  1-11-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Montpelier
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9601247125/
                  1-24-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Seward
                  Ammons-Mumford Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9602057302/
                  22-5-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Sara J. Layne
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9602127076/
                  2-12-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as S.R. Carroll
                  Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9603157192/
                  3-15-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Kiser-Smith
                  Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9603157193/
                  3-15-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Moon Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9603217002/
                  3-31-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Rosa Gibbs
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9604047003/
                  4-4-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Anderson-
                  Goodrich Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9604197093/
                  4-19-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Southern
                  Plantations Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9604237123/
                  4-23-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crawford Tract

UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9604237124/
                  4-23-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Saunders Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9604297259/
                  4-29-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Fisher Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9604307287/
                  4-30-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Scott Tract, Sullivan Tract, Jones-Moss Tract, Jones-Greenbay Tract,
                  Winston Land #1 Tract, Inge Tract, Upton Tract,


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9605077021/
                  5-7-96
Type:             UCC-3
                  Partial Release


Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Roper-Thomas
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9605087047/
                  5-8-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ford Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9605177003/
                  5-17-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Zehmer-
                  Atkinson Tract, Mollie Fileds Tract, Butterworth-Williams
                  Tract, J.G. Zehmer Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9605217127/
                  5-21-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Bedford-
                  Shomburg Tract, Gray-Carrington Tract, Doyle Tract,
                  Camp-Pittman Tract, Camp Ingram Tract, Camp-Allen Tract,
                  Fighting Creek Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9605227092/
                  5-22-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Tyler Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9606037415/
                  6-3-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Welch Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9606037417/
                  6-3-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as R.C. Burrow
                  Estate Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9606117043/
                  6-11-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Seward-
                  Gee-Peebles-Moore Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9606177303/
                  6-17-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Montpelier
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9606197199/
                  6-19-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Winebarger
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9607027033/ 7-2-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Tapscott Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9607157350/
                  7-15-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Scott #2 Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9608077081/
                  8-7-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Ford Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9609097188/
                  9-9-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as S.R. Boyce
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9609167142/
                  9-16-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as H.C. McGehee
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9609167147/
                  9-16-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Roper-Thomas
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9609187180/
                  9-18-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Montpelier
                  Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9609277010/
                  9-27-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Butterworth-Brill Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9610107004/
                  10-10-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Dr. Williams
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9611257196/
                  11-25-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Perkins-
                  Townsend Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9612057023/
                  12-5-96
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Patterson
                  Tract and Vaughan Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9701037010/
                  1-3-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crawford Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9701037011/
                  1-3-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Crawford Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9701317251/
                  1-31-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Montpelier
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9702067164/
                  2-6-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Fisher Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9702077262/
                  2-7-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Waring Tract and James River Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9702107430/
                  2-10-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as Perkins
                  Townsend Tract

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9702217200/
                  2-21-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a certain portion of a parcel of real estateknownn as Jones
                  Morrow


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9702217201/
                  2-21-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a certain portion of a parcel of real estate


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9703217263/
                  3-21-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Cropper
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9703247523/
                  3-24-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the 31.9
                  Avery-Adkins Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9704097265/
                  4-9-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Knibb
                  Blandford Tract



UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9704097266/
                  4-9-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate located in Lickinghole
                  Magisterial District, Goochland Co., Virginia


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           979704287463/
                  4-28-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Fisher
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9707107238/
                  7-10-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Westvaco-Parrish Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9707287169/
                  7-28-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Barnes-
                  Tate-Bunch Tract



Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9708137056/
                  8-13-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Roper-
                  Thomas Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9708207208/
                  8-20-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Sanders
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9708227222/
                  8-22-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Montpe-lier Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9709187197/
                  9-18-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Pippen
                  Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           97101107228/
                  10-10-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Perkins-
                  Townsend Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9710147558/
                  10-14-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Churchill
                  Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9710147274/
                  10-14-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Seward-
                  River-Orgain Tract


Secured Party:    John Hancock Mutual Life Insurance Company
Jurisdiction:     Virginia
File #:           9710147272/
                  10-14-97
Type:             UCC-3
                  Partial Release

Disposition:      Partial Release of #880720505; release of all Contracts,
                  Equipment, Inventory and Timber only with respect to a portion of that parcel of real estate known as the Crawford
                  Tract


UCC =     UCCs on file
F   =     Fixtures
STL =     State Tax Liens
FTL =     Federal Tax Lien

                                                                SCHEDULE 6.8(f)

                              EXISTING INVESTMENTS


I.       F.F. Soucy, Inc.

         1. CDN $25,000.00 Promissory Note by Albert Sansregret in favor of F.F. Soucy, Inc.

         2. CDN $35,000.00 Promissory Note by Jean Blais in favor of F.F. Soucy, Inc.

II.      Bear Island Timberlands Company, L.L.C.

         1. $3,839.00 Promissory Note by Avery and Medora Lowry in favor of Bear Island Tim berlands Company, L.L.C.

         2. $7,348.00 Promissory Note by Alva and Pamela Ford in favor of Bear Island Timber lands Company, L.L.C.

         3. $4,418.00 Promissory Note by William Stout in favor of Bear Island Timberlands Company, L.L.C.

         4. $8,902.00 Promissory Note by Carl Pace in favor of Bear Island Timberlands Com pany, L.L.C.

         5. $68,164.00 Promissory Note by Ellis Willmore in favor of Bear Island Timberlands Company, L.L.C.

         6. $14,539.00 Promissory Note by Erin Dufficy and Brian Kemp in favor of Bear Island Timberlands Company, L.L.C..

         7. $7,553.00 Promissory Note by Shawn Dufficy in favor of Bear Island Timberlands Company, L.L.C.

         8. $8,698.00 Promissory Note by Charles Baker in favor of Bear Island Timberlands Company, L.L.C.

         9. $11,266.00 Promissory Note by Robert Stewart in favor of Bear Island Timberlands Company, L.L.C.

         10. $49,006.00 Promissory Note by Edward and Claude Caldwell in favor of Bear Island Timberlands Company, L.L.C.

         11. $12,542.00 Promissory Note by James and Marsha Johnson in favor of Bear Island Timberlands Company, L.L.C.

         12. $15,679.00 Promissory Note by Windel and Ollie Marsh in favor of Bear Island Timberlands Company, L.L.C.

         13. $12,750.00 Promissory Note by Martin and Liza Powell in favor of Bear Island Timberlands Company, L.L.C.

         14. $16,080.00 Promissory Note by Sidney and Carole Craig in favor of Bear Island Timberlands Company, L.L.C.

                                   SCHEDULE X


                        ADMINISTRATIVE VALUE CALCULATION


                                        Acres     Admin             Total
                                                  Value per Acre    Admin Value
                                                  --------------    -----------
LAND
                                                     $225.00        $
PRE-MERCHANTABLE
 TIMBER
                       Age                        Admin Value       Total
                       Category (yrs)   Acres     Per Acre          Admin Value
                       --------------   -----     --------          -----------
                               0-4                $   109.00        $
                               5-9                $   185.00        $
                              10-14               $   295.00        $
Total
 Premerchantable
 Timber


MERCHANTABLE TIMBER
                                                  Admin             Total
                                        Cords     Value Per Cord    Admin Value
                                        -----     --------------    -----------
Pine        Pulpwood                              $     15.50       $
            Pine CNS                              $     45.50       $
            Sawtimber                             $     74.00       $
Hardwood    Pulpwood                              $      5.75       $
            Sawtimber                             $     22.50       $

Total Merchantable Timbre                                           $

TOTAL ADMINISTRATIVE VALUE                                          $__________


All capitalized terms used herein and not defined in this Credit Agreement shall have the meanings given to them in the John Hancock Credit Agreement.

                                               Exhibit A [TO THE TIMBERLANDS
                                               CREDIT AGREEMENT]



                       FORM OF TIMBERLANDS GUARANTEE


            TIMBERLANDS GUARANTEE, dated as of December 1, 1997, made by BEAR ISLAND TIMBERLAND COMPANY, L.L.C., a Virginia limited liability company (the "Guarantor"), in favor of TORONTO-DOMINION (TEXAS), INC., as Administrative Agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") parties to the Credit Agreement, dated as of December 1, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BRANT-ALLEN INDUSTRIES, INC., (the "Borrower"), the Lenders, the Arranger named therein and the Administrative Agent.


                          W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein;

            WHEREAS, the Borrower owns directly or indirectly all of the issued and outstanding equity interests of the Guarantor;

            WHEREAS, the Borrower and the Guarantor are engaged in related businesses, and the Guarantor will derive substantial direct and indirect benefit from the making of the Loans; and

            WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Lenders.

            NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrower under the Credit Agreement, the Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

         1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

         (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Guarantee. (a) Subject to the provisions of paragraph 2(b), the Guarantor hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective permitted successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

              (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by the Guarantor under applicable federal and state laws relating to the insolvency of debtors.

         (c) The Guarantor further agrees to pay any and all reasonable out-of-pocket expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

         (d) The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

         (e) No payment or payments made by the Borrower, the Guarantor, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

         (f) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

         3. Right of Set-off. The Guarantor hereby irrevocably authorizes each Lender at any time and from time to time when an Event of Default has occurred and is continuing, without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Guarantor to such Lender hereunder and claims of every nature and description of such Lender against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any other Loan Documents or otherwise, as such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify the Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

         4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Credit Agreement shall provide.

         5. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made or the Guarantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and the Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the Lenders against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

         7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         8. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 31 West 52nd Street, New York, New York 10019.

         9. Representations and Warranties. The Guarantor hereby represents and warrants that:

         (a) it is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

         (b) it has the corporate or other power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary action to authorize its execution, delivery and performance of this Guarantee;

         (c) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

         (d) the execution, delivery and performance of this Guarantee will not violate any provision of any material Requirement of Law or material Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any such Requirement of Law or Contractual Obligation of the Guarantor;

         (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee except as described in Section 3.4 of the Credit Agreement; and

         (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (1) with respect to this Guarantee or any of the transactions contemplated hereby, or (2) which could reasonably be expected to have a material adverse effect on the business, operations, property or financial or other condition of the Guarantor.

            The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by the Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

         10. Authority of Administrative Agent. The Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

         11. Notices. All notices, requests and demands to or upon the Administrative Agent, any Lender or the Guarantor to be effective shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered or deposited in the mails, postage prepaid or in the case of telecopy notice, when received, addressed as follows:

         (a) if to the Administrative Agent, at its address or transmission number for notices provided in subsection 9.2 of the Credit Agreement; and

         (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

      Each of the Administrative Agent and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

         12. Counterparts. This Guarantee may be executed by the Guarantor on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by the Guarantor shall be lodged with the Administrative Agent.

         13. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         14. Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein.

         15. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

             (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

              (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         16. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         17. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective permitted successors and assigns.

         18. Governing Law. This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         19. Submission To Jurisdiction; Waivers. The Guarantor hereby irrevocably and unconditionally:

         (a) submits for itself and its Property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, the Guarantor, its address set forth under its signature below or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 19 any special, exemplary, punitive or consequential damages.

         20. Acknowledgements. The Guarantor hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

         (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or fiduciary duty to the Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on the one hand, and the Guarantor, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantor and the Lenders.

         21. WAIVERS OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY AND FOR ANY COUNTERCLAIM THEREIN.

         22. Term of this Guarantee. This Guarantee shall continue in full force and effect until the Obligations and the obligations of the Guarantor hereunder shall be paid in full and the Commitments shall have been terminated. Upon such payment and termination, this Guarantee shall automatically terminate and the guarantee hereunder released and the Administrative Agent and the Lenders shall, upon the request of the Guarantor and at the expense of the Guarantor, execute such documents and instruments evidencing such termination and release.

         23. No Liability of Retiring Partners. Notwithstanding anything herein to the contrary, the Retiring Partners shall have no liability under this Guarantee.



            IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                 BEAR ISLAND TIMBERLAND COMPANY, L.L.C.


                                 By:


                                 Title:

                                 Address for Notices:











                                                 EXHIBIT B [TO THE TIMBERLANDS
                                                 CREDIT AGREEMENT]





                   FORM OF TIMBERLANDS PLEDGE AGREEMENT


               TIMBERLANDS PLEDGE AGREEMENT, dated as of December 1, 1997, made by BRANT-ALLEN INDUSTRIES, INC., a Delaware corporation (the "Pledgor") in favor of TORONTO-DOMINION (TEXAS), INC., as agent (in such capacity, the "Agent") for (i) the Timberlands Agent for the benefit of the Timberlands Lenders and (ii) the Paper Company Agent for the benefit of the Paper Company Lenders (as such terms are hereinafter defined).


                         W I T N E S S E T H :


        WHEREAS, pursuant to the Paper Company Credit Agreement, the Paper Company Lenders have severally agreed to make loans to the Paper Company (the "Paper Company Loans") upon the terms and subject to the conditions set forth therein and as a condition precedent thereof, the Pledgor has guaranteed payment and performance of the obligations of the Paper Company thereunder pursuant to a Guarantee of even date herewith (as amended modified and otherwise supplemented from time to time (the "Brant-Allen Guarantee");

        WHEREAS pursuant to the Timberlands Credit Agreement, the Timberlands Lenders have severally agreed to make loans to the Pledgor (the "Timberlands Loans") upon the terms and subject to the conditions set forth therein; and

        WHEREAS, it is a condition precedent to the obligation of the Paper Company Lenders to make the Paper Company Loans under the Paper Company Credit Agreement and the Timberlands Lenders to make the Timberlands Loans under the Timberlands Credit Agreement that the Pledgor shall have executed and delivered this Agreement to (i) secure payment and performance of the obligations of the Paper Company under the Paper Company Credit Agreement and the Pledgor under the Brant-Allen Guarantee and (ii) secure payment and performance of the obligations of the Pledgor under the Timberlands Credit Agreement.

               NOW, THEREFORE, in consideration of the premises and to induce (i) the Paper Company Agent and the Paper Company Lenders to enter into the Paper Company Credit Agreement and to induce the Paper Company Lenders to make the Paper Company Loans and (ii) the Timberlands Agent and the Timberlands Lenders to enter into the Timberlands Credit Agreement and to induce the Timberlands Lenders to make the Timberlands Loans, the Pledgor hereby agrees with the Agent, for the benefit of (i) the Paper Company Agent for the benefit of the Paper Company Lenders and (ii) the Timberlands Agent for the benefit of the Timberlands Lenders, as follows:

        1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Paper Company Credit Agreement and used herein shall have the meanings given to them in the Paper Company Credit Agreement.

        (b) The following terms shall have the following meanings:

        "Agreement": this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

        "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

        "Collateral":  the Pledged LLC Interests and all Proceeds.

        "Collateral Account": any account established to hold cash Proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders only as provided in paragraph 7(a).

        "Credit Agreements": the collective reference to the Paper Company Credit Agreement and the Timberlands Credit Agreement.

        "Issuer": the company identified on Schedule 1 attached hereto as the issuer of the Pledged LLC Interests.

        "Lenders": the collective reference to the Paper Company Lenders and the Timberlands Lenders.

        "Loans": the collective reference to the Paper Company Loans and the Timberlands Loans.

        "Obligations":  as defined in the Brant-Allen Guarantee.

        "Paper Company": as defined in the definition of the Paper Company Credit Agreement.

        "Paper Company Agent": as defined in the definition of the Paper Company Credit Agreement.

        "Paper Company Credit Agreement": the credit agreement, dated as of December 1, 1997 (as amended, supplemented or otherwise modified from time to time) among Bear Island Paper Company, LLC (the "Paper Company"), Toronto-Dominion (Texas), Inc., as administrative agent (in such capacity, the "Paper Company Agent"), the arranger party thereto and the Lenders parties thereto (the "Paper Company Lenders").

        "Paper Company Lenders": as defined in the definition of the Paper Company Credit Agreement.

        "Paper Company Loans":  as defined in the recitals hereto.

        "Pledged LLC Interests": in each case, whether now existing or hereafter acquired, all of the Pledgor's right, title and interest in and to:

               (a) equity interests of the Issuer, but not the Pledgor's obligations from time to time as a holder of equity interests in such Issuer (unless the Agent or its designee, on behalf of the Agent and the Lenders, shall elect to become a holder of interests in any such Issuer in connection with its exercise of remedies pursuant to the terms hereof);

               (b) any and all moneys due and to become due to the Pledgor now or in the future by way of a distribution made to the Pledgor in its capacity as a holder of equity interests in the Issuer or otherwise in respect of the Pledgor's interest as a holder of equity interests in the Issuer;

               (c) any other property of the Issuer to which the Pledgor now or in the future may be entitled in respect of its equity interests in the Issuer by way of distribution, return of capital or otherwise;

               (d) any other claim or right which the Pledgor now has or may in the future acquire in respect of its equity interests in the Issuer;

               (e) all certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer with respect to the equity interests of the Issuer to the Pledgor while this Agreement is in effect; and

               (f) to the extent not otherwise included, all Proceeds of any or all of the foregoing.

        "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged LLC Interests, collections thereon or distributions with respect thereto.

        "Secured Obligations": the collective reference to (a) the Obligations, (b) any and all unpaid principal of and interest on any obligations of the Pledgor to the Timberlands Agent and the Timberlands Lenders (or, in the case of Interest Rate Protection Agreements and Currency Swap Agreements, any affiliate of any Lender) (including, without limitation, interest accruing at the then applicable rate provided in the Timberlands Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like petition, relating to the Pledgor whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Timberlands Credit Agreement, the notes thereunder, any Interest Rate Protection Agreement or Currency Swap Agreement entered into with any Timberlands Lender or any affiliate thereof or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Timberlands Agent or to the Timberlands Lenders that are required to be paid by the Pledgor pursuant to the terms of the Timberlands Credit Agreement or any other document made, delivered or given in connection therewith), and (c) all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement, the Brant-Allen Guarantee or any other Loan Document to which the Pledgor is a party, whether on account of fees, indemnities, costs, expenses or otherwise that are required to be paid by the Pledgor pursuant to the terms thereof (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Pledgor pursuant to the terms of this Agreement or any other Loan Document to which the Pledgor is a party).

        "Securities Act":  the Securities Act of 1933, as amended.

        "Timberlands Agent": as defined in the definition of the Timberlands Credit Agreement.

        "Timberlands Credit Agreement": the credit agreement, dated as of December 1, 1997 (as amended, supplemented or otherwise modified from time to time) among the Pledgor, Toronto-Dominion (Texas), Inc., as administrative agent (in such capacity, the "Timberlands Agent") and the Lenders parties thereto (the "Timberlands Lenders").

        "Timberlands Lenders": as defined in the definition of the Timberlands Credit Agreement.

        "Timberlands Loans":  as defined in the recitals hereto.

        (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

        (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

        2. Pledge; Grant of Security Interest. The Pledgor hereby grants to the Agent, for the benefit of (i) the Paper Company Agent for the benefit of the Paper Company Lenders and (ii) the Timberlands Agent for the benefit of the Timberlands Lenders, a first priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations (for the benefit of the Paper Company Lenders and the Timberlands Lenders in the respective priorities established pursuant to the Intercreditor Agreement).

        3. Representations and Warranties. The Pledgor represents and warrants that:

        (a) The Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interests in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interests in the Collateral pursuant to, this Agreement.

        (b) This Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, and upon the filing of a UCC-1 financing statement in appropriate form in the office of the Secretary of State of Connecticut, the security interests created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral in favor of the Agent for the benefit of (i) the Paper Company Agent for the benefit of the Paper Company Lenders and (ii) the Timberlands Agent for the benefit of the Timberlands Lenders, respectively, enforceable in accordance with its terms against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        (c) The execution, delivery and performance of this Agreement will not violate any provision of any material Requirement of Law or material Contractual Obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any such Requirement of Law or Contractual Obligation of the Pledgor, except the security interest created by this Agreement.

        (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any equity holder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except as described in Section 3.4 of the Paper Company Credit Agreement.

        (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

        (f) The Pledged LLC Interests constitute all of the issued and outstanding equity interests of the Issuer.

        (g) All of the Pledged LLC Interests have been duly and validly issued.

        (h) The Pledgor is the owner of, and has title to, the Pledged LLC Interests, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interests created by this Agreement and Liens pursuant to the Second Priority Note Security Documents.

        4. Covenants. The Pledgor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released in accordance with the terms hereof:

        (a) If the Pledgor shall, as a result of its ownership of the Pledged LLC Interests, become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any equity interests of the Pledged LLC Interests, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Pledgor to the Agent, if required, together with an undated power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged LLC Interests upon the liquidation or dissolution of the Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged LLC Interests or any property shall be distributed upon or with respect to the Pledged LLC Interests, in each case pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged LLC Interests (other than distributions permitted to be made or received pursuant to the Credit Agreements) shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Secured Obligations.

        (b) Except as permitted by the Credit Agreements, without the prior written consent of the Agent, the Pledgor will not (1) vote to enable, or take any other action to permit, the Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Issuer except issuances of equity interests to the Pledgor which constitute Collateral hereunder, (2) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, (3) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or (4) enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Agent (after foreclosure) to sell, assign or transfer any of the Collateral other than such restrictions under the Credit Agreements, the Second
Priority Notes and the Second Priority Indenture.

        (c) The Pledgor shall maintain the security interest created by this Agreement as a first priority perfected security interest, and shall defend such security interests against claims and demands of all Persons whomsoever except for permitted liens. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or similar laws) in effect in any jurisdiction with respect to the security interests created hereby. If any amount payable under or in connection with any of the Collateral (to the extent such amounts are otherwise required by this Agreement to be paid to the Agent) shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper in excess of $500,000 shall promptly upon receipt by the Pledgor be delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

        (d) With respect to the Pledged LLC Interests, the Pledgor shall and shall cause the Issuer to, directly or indirectly, (i) perform and comply in all material respects with all the terms and provisions of any limited liability company agreement then in effect with respect thereto and required to be performed or complied by it and (ii) enforce any limited liability company agreement then in effect in accordance with its terms.

        (e) The Pledgor shall pay, and save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement, other than taxes covered by Section 2.18 of the Paper Company Credit Agreement or
Section 2.15 of the Timberlands Credit Agreement.

        (f) The Pledgor shall not, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except as permitted by the Timberlands Credit Agreement.

        (g) The Pledgor shall not permit the Issuer to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except as permitted by the Timberlands Credit Agreement.

        (h) The Pledgor shall not (i) directly or indirectly, create, incur, assume or suffer to exist any Lien on the Capital Stock of the Issuer or (ii) permit the Issuer to create, incur, assume or suffer to exist any Lien on any Property of the Issuer except, in each case, as permitted by the Timberlands Credit Agreement.

               To the extent that the provisions of this Section 4 refer to the Timberlands Credit Agreement, if the Timberlands Credit Agreement shall terminate, such references shall be deemed to refer to the Timberlands Credit Agreement immediately prior to such termination.

        5. Voting Rights. No vote shall be cast or corporate right exercised or other action taken which, in the Agent's reasonable judgment, would impair in any material respect the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreements, the notes thereunder, this Agreement or any other Loan Document.

        6. Rights of the Lenders and the Agent. (a) All money Proceeds received by the Agent hereunder shall be held by the Agent for the ratable benefit of the Lenders in a Collateral Account. All Proceeds while held by the Agent in a Collateral Account (or by the Pledgor in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in paragraph 7(a).

          (b) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Pledgor, (1) the Agent shall have the right to receive any and all cash dividends and distributions paid in respect of the Pledged LLC Interests and make application thereof to the Secured Obligations in such order as the Agent may determine, and (2) all equity interests of the Pledged LLC Interests shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise all voting, corporate and other rights pertaining to such Pledged LLC Interests at any meeting of shareholders of the Issuer or otherwise and any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged LLC Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged LLC Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such Pledged LLC Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged LLC Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

        7. Remedies.(a) If an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in accordance with the Intercreditor Agreement and as permitted by law.

          (b) If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is waived or released upon the consummation of such sale. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and reasonable disbursements of counsel to the Agent, to the payment in whole or in part of the Secured Obligations, in accordance with the Intercreditor Agreement and as permitted by law, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder except to the extent arising out of gross negligence or willful misconduct of the Agent or such Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

        8. Registration Rights; Private Sales. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged LLC Interests pursuant to paragraph hereof, and if in the reasonable opinion of the Agent it is necessary or advisable to have the Pledged LLC Interests, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor will cause the Issuer thereof to execute and deliver, and cause the directors and officers of the Issuer to (1) execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Agent, necessary or advisable to register the Pledged LLC Interests, or that portion thereof to be sold, under the provisions of the Securities Act, (2) to use its reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged LLC Interests, or that portion thereof to be sold, and (3) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions of the United States which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged LLC Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged LLC Interests for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws of the United States, even if the Issuer would agree to do so.

          (c) The Pledgor further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged LLC Interests pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

        9. Irrevocable Authorization and Instruction to Issuer. The Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

        10. Agent's Appointment as Attorney-in-Fact. (a) The Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Agent's own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer, which power of attorney is only exercisable if an Event of Default shall have occurred and be continuing.

          (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 10(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released in accordance with the terms hereof.

          11. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account, except that after the occurrence and during the continuance of an Event of Default the Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so (unless the same shall result from the gross negligence or willful misconduct of such Person) or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

        12. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

        13. Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent, the Paper Company Agent and the Timberlands Agent, be governed by the Credit Agreements and the Intercreditor Agreement, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Paper Company Agent and the Timberlands Agent with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

        14. Notices. All notices, requests and demands to or upon the Agent or the Pledgor to be effective shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered or three Business Days after being deposited in the mails, postage prepaid, or in the case of telecopy notice, when received, addressed as follows:

          (1) if to the Agent, at its address or transmission number for notices provided below:

                              Toronto-Dominion (Texas), Inc.
                              909 Fannin Street
                              Houston, TX  77010
                              Attention:  Jano Mott
                              Phone:  (713) 951-9921
                              Telecopy:  (713) 653-8283

      with a copy to:         The Toronto-Dominion Bank
                              31 West 52nd Street
                              New York, New York  10019
                              Attention:  John Lawson
                              Phone:  (212) 468-0708
                              Telecopy:  (212) 397-4135

          (2) if to the Pledgor, at its address or transmission number for notices set forth under its signature below.

The Agent and the Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

        15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          16. Amendments in Writing; No Waiver; Cumulative Remedies.
(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent, provided that any provision of this Agreement may be waived by the Agent and the Lenders in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

          (b) Neither the Agent nor any Lender shall by any act
(except by a written instrument pursuant to paragraph 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          (d) The Pledgor agrees that it will not permit any amendment or other modification of any of the covenants in the Timberlands Credit Agreement that are incorporated by reference or referred to herein unless such amendment or other modification has been consented to in writing by the Required Lenders under the Paper Company Credit Agreement.

          17. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          18. Term of this Agreement. This Agreement shall continue in full force and effect until the Obligations and the obligations of the Pledgor hereunder shall be paid in full and the Commitments shall have been terminated. Upon such payment and termination, this Agreement shall automatically terminate and the security interests, pledges and liens hereunder released and the Agent and the Lenders shall, upon the request of the Pledgor and at the Pledgor's expense, execute and deliver to the Pledgor such documents and instruments evidencing such termination and release.

          19. Limitation on Recourse. Anything herein to the contrary notwithstanding, from and after the date on which the Brant-Allen Guarantee shall have terminated in accordance with Section 11 thereof, the Agent and the Lenders shall have recourse in respect of the Pledgor's obligations hereunder solely to the Collateral and not to the Pledgor personally or to other assets of the Pledgor other than the Collateral.

          20. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns.

          21. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


        IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                  BRANT-ALLEN INDUSTRIES, INC.


                                  By:
                                  Title:


                                   Address for Notices:










                      ACKNOWLEDGEMENT AND CONSENT


        The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated December 1, 1997, made by Brant-Allen
Industries, Inc. for the benefit of Toronto-Dominion (Texas), Inc., as Administrative Agent (the "Pledge Agreement"). The undersigned agrees for the benefit of the Agent and the Lenders as follows:

        1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

        2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in paragraph 4(a) of the Pledge Agreement.

        3. The terms of paragraph 9 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 8 of the Pledge Agreement.

        4. The undersigned agrees that it will not take any action or fail to take any action that will permit the Pledged LLC Interests to become "securities" within the meaning of Article 8 of the Uniform Commercial Code of the State of New York unless (i) the Issuer shall have provided 30 days prior written notice to the Administrative Agent and (ii) at the sole expense of the Issuer, the Issuer shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request to ensure that the Administrative Agent has "control" of such securities within the meaning of Article 8 of the Uniform Commercial Code of the State of New York for the purposes of obtaining or preserving the full benefits of the Pledge Agreement and of the rights and powers granted therein.

                                BEAR ISLAND TIMBERLANDS COMPANY, LLC


                                By:
                                Title:

                                Address for Notices








                                                               SCHEDULE 1
                                          TO TIMBERLANDS PLEDGE AGREEMENT


                 DESCRIPTION OF PLEDGED LLC INTERESTS
                 ------------------------------------





Issuer                         Type of Interest      Percentage Interest
------                         ----------------      -------------------









                                              EXHIBIT C-1 [TO THE TIMBERLANDS
                                              CREDIT AGREEMENT]

                        FORM OF SOUCY PLEDGE AGREEMENT

               SOUCY PLEDGE AGREEMENT, dated as of December 1, 1997, made by BRANT-ALLEN INDUSTRIES, INC., a Delaware corporation (the "Pledgor") in favor of (i) TORONTO-DOMINION (TEXAS), INC., as agent (in such capacity, the "Agent") for (i) the Timberlands Agent for the benefit of the Timberlands Lenders and (ii) the Paper Company Agent for the benefit of the Paper Company Lenders (as such terms are hereinafter defined).

                           W I T N E S S E T H :

          WHEREAS, pursuant to the Paper Company Credit Agreement, the Paper Company Lenders have severally agreed to make loans to the Paper Company (the "Paper Company Loans") upon the terms and subject to the conditions set forth therein and as a condition precedent thereof, the Pledgor has guaranteed payment and performance of the obligations of the Paper Company thereunder pursuant to a Guarantee of even date herewith (as amended modified and otherwise supplemented from time to time (the "Brant-Allen Guarantee");

          WHEREAS pursuant to the Timberlands Credit Agreement, the Timberlands Lenders have severally agreed to make loans to the Pledgor (the "Timberlands Loans") upon the terms and subject to the conditions set forth therein; and

          WHEREAS, it is a condition precedent to the obligation of the Paper Company Lenders to make the Paper Company Loans under the Paper Company Credit Agreement and the Timberlands Lenders to make the Timberlands Loans under the Timberlands Credit Agreement that the Pledgor shall have executed and delivered this Agreement to (i) secure payment and performance of the obligations of the Paper Company under the Paper Company Credit Agreement and the Pledgor under the Brant-Allen Guarantee and (ii) secure payment and performance of the obligations of the Pledgor under the Timberlands Credit Agreement.

               NOW, THEREFORE, in consideration of the premises and to induce (i) the Paper Company Administrative Agent and the Paper Company Lenders to enter into the Paper Company Credit Agreement and to induce the Paper Company Lenders to make the Paper Company Loans and (ii) the Timberlands Administrative Agent and the Timberlands Lenders to enter into the Timberlands Credit Agreement and to induce the Timberlands Lenders to make the Timberlands Loans, the Pledgor hereby agrees with the Agent, for the ratable benefit of (i) the Paper Company Agent for the benefit of the Paper Company Lenders and (ii) the Timberlands Agent for the benefit of the Timberlands Lenders, as follows:

          1. Defined Terms. (a) The following terms shall have the following meanings:

          "Agreement": this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

          "Capital Stock":  as defined in the Paper Company Credit
     Agreement.

          "Closing Date":  as defined in the Paper Company Credit
     Agreement.

          "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

          "Collateral":  the Pledged Stock and all Proceeds.

          "Collateral Account": any account established to hold cash Proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders only as provided in paragraph 8(a).

          "Commitment":  as defined in the Paper Company Credit
     Agreement.

          "Contractual Obligation": as defined in the Paper Company Credit Agreement.

          "Credit Agreements": the collective reference to the Paper Company Credit Agreement and the Timberlands Credit Agreement.

          "Default": any of the events specified in either Section 7 of the Paper Company Credit Agreement or Section 7 of the
     Timberlands Credit Agreement , whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "Disposition":  as defined in the Paper Company Credit
     Agreement.

          "Event of Default": any of the events specified in Section 7 of the Paper Company Credit Agreement or Section 7 of the Timberlands Credit Agreement, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "Governmental Authority": as defined in the Paper Company Credit Agreement.

          "Guarantee Obligation": as defined in the Paper Company Credit Agreement.

          "Brant-Allen Guarantee":  as defined in the recitals hereto.

          "Issuer": the company identified on Schedule 1 attached hereto as the issuer of the Pledged Stock.

          "Lenders": the collective reference to the Paper Company Lenders and the Timberlands Lenders.

          "Lien":  as defined in the Paper Company Credit Agreement.

          "Loans":  the collective reference to the Paper Company
     Loans and the Timberlands Loans.

          "Material Adverse Effect": as defined in the Timberlands Credit Agreement.

          "Paper Company": as defined in the definition of the Paper Company Credit Agreement.

          "Paper Company Agent": as defined in the definition of the Paper Company Credit Agreement.

          "Paper Company Credit Agreement": the Credit Agreement, dated as of December 1, 1997 (as amended, supplemented or otherwise modified from time to time) among Bear Island Paper Company, LLC (the "Paper Company"), Toronto-Dominion (Texas), Inc., as administrative agent (in such capacity, the "Paper Company Agent"), the arranger party thereto and the Lenders parties thereto (the "Paper Company Lenders").

          "Paper Company Lenders": as defined in the definition of the Paper Company Credit Agreement.

          "Paper Company Loans":  as defined in the recitals hereto.

          "Paper Company Obligations": the "Obligations" as defined in the Paper Company Credit Agreement.

          "Person":  as defined in the Paper Company Credit Agreement.

          "Pledged Stock":  the shares of Capital Stock listed on
     Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer to the Pledgor while this Agreement is in effect.

          "Proceeds":  all "proceeds" as such term is defined in
     Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

          "Property":  as defined in the Paper Company Credit
     Agreement.

          "Requirement of Law":  as defined in the Paper Company
     Credit Agreement.

          "Responsible Officer":  as defined in the Paper Company
     Credit Agreement.

          "Secured Obligations": the collective reference to (a) the Paper Company Obligations, (b) Timberlands Obligations and (c) all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement, the Brant-Allen Guarantee or any other Loan Document to which the Pledgor is a party, whether on account of fees, indemnities, costs, expenses or otherwise that are required to be paid by the Pledgor pursuant to the terms thereof (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Pledgor pursuant to the terms of this Agreement or any other Loan Document to which the Pledgor is a party).

          "Securities Act": the Securities Act of 1933, as amended, together with the securities laws of any other jurisdiction in which the Pledged Stock may be sold.

          "Soucy Management Contract":  as defined in the Paper
     Company Credit Agreement.

          "Subsidiary":  as defined in the Paper Company Credit
     Agreement.

          "Timberlands Agent": as defined in the definition of the Timberlands Credit Agreement.

          "Timberlands Credit Agreement": the Credit Agreement, dated as of December 1, 1997 (as amended, supplemented or otherwise modified from time to time) among the Pledgor, Toronto-Dominion (Texas), Inc., as administrative agent (in such capacity, the "Timberlands Agent") and the Lenders parties thereto (the "Timberlands Lenders").

          "Timberlands Lenders": as defined in the definition of the Timberlands Credit Agreement.

          "Timberlands Loans":  as defined in the recitals hereto.

          "Timberlands Obligations": the "Obligations" as defined in the Timberlands Credit Agreement.

          "Total Committed Debt": as defined in the Paper Company Credit Agreement.

          (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

          (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Agent, for the benefit of (i) the Paper Company Agent for the benefit of the Paper Company Lenders and (ii) the Timberlands Agent for the benefit of the Timberlands Lenders, all the Pledged Stock and hereby pledges in favor of and grants to the Agent, for the benefit of the Paper Company Lenders and the Timberlands Lenders, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations (for the benefit of the Paper Company Lenders and the Timberlands Lenders in the respective priorities established pursuant to the Intercreditor Agreement).

          3. Stock Powers. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Agent so requests, signature guaranteed.

          4. Representations and Warranties. The Pledgor represents and warrants that:

          (a) The Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

          (b) This Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, and upon delivery to the Agent of the stock certificates evidencing the Pledged Stock and completion of the registration actions required under Quebec Law, the security interest created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral in favor of the Agent for the benefit of (i) the Paper Company Agent for the benefit of the Paper Company Lenders and (ii) the Timberlands Agent for the benefit of the Timberlands Lenders, respectively, enforceable in accordance with its terms against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (c) The execution, delivery and performance of this Agreement will not violate any provision of any material Requirement of Law or material Contractual Obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any such Requirement of Law or Contractual Obligation of the Pledgor, except the security interest created by this Agreement.

          (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except as described in Section 3.4 of the Paper Company Credit Agreement.

          (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

          (f) The shares of Pledged Stock constitute 65% of all the issued and outstanding shares of all classes of the capital stock of the Issuer.

          (g) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

          (h) The Pledgor is the record and beneficial owner of, and has title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Liens pursuant to the Second Priority Note Security Documents.

          5. Covenants. The Pledgor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released in accordance with the terms hereof:

          (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock, in each case pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock (other than distributions permitted to be made or received pursuant to the Credit Agreements) shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Secured Obligations.

          (b) Except as permitted by the Credit Agreements, without the prior written consent of the Agent, the Pledgor will not (1) vote to enable, or take any other action to permit, the Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Issuer except issuances of equity interests to the Pledgor which constitute Collateral hereunder, (2) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral or any other shares of Capital Stock of the Issuer owned by the Pledgor, (3) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral or any other shares of Capital Stock of the Issuer owned by the Pledgor, or any interest therein, except for the security interests created by this Agreement or (4) enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Agent (after foreclosure) to sell, assign or transfer any of the Collateral other than such restrictions under the Credit Agreements, the Second Priority Notes and the Second Priority
     Note Indenture (as each such term is defined in the Paper Company Credit Agreement).

          (c) The Pledgor shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever except for permitted liens. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral (to the extent such amounts are otherwise required by this Agreement to be paid to the Agent) shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper in excess of $500,000 shall promptly upon receipt be delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

          (d) The Pledgor shall pay, and save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement, other than taxes covered by Section 2.18 of the Paper Company Credit Agreement or Section 2.15 of the Timberlands Credit Agreement.

          (e) The Pledgor shall not permit the Issuer to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness except as permitted by the Timberlands Credit
     Agreement.

          (f) The Pledgor shall not directly or indirectly, create, incur, assume or suffer to exist any Lien on the Capital Stock of the Issuer owned by the Pledgor except as permitted by the Timberlands Credit Agreement.

          (g) The Pledgor shall not permit the Issuer to, directly or indirectly, declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement, or other acquisition of, any shares of any class of Capital Stock of the Issuer or any of its Subsidiaries or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Issuer or any of its Subsidiaries, except as permitted by the Timberlands Credit Agreement.

          (h) The Pledgor shall not and shall not permit the Issuer to, directly or indirectly, amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the Soucy Management Contract except as permitted by the Timberlands Credit Agreement; provided, however, that the Pledgor may transfer its interest thereunder to an Affiliate of the Pledgor.

               To the extent that the provisions of this Section 5 refer to the Timberlands Credit Agreement, if the Timberlands Credit Agreement shall terminate, such references shall be deemed to refer to the Timberlands Credit Agreement immediately prior to such termination.

          6. Voting Rights. No vote shall be cast or corporate right exercised or other action taken which, in the Agent's reasonable judgment, would impair in any material respect the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreements, the notes thereunder, this Agreement or any other Loan Document.

          7. Rights of the Lenders and the Agent. (a) All money Proceeds received by the Agent hereunder shall be held by the Agent for the ratable benefit of the Lenders in a Collateral Account. All Proceeds while held by the Agent in a Collateral Account (or by the Pledgor in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in paragraph 8(a).

          (b) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Pledgor, (1) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make applications thereof to the Secured Obligations in such order as the Agent may determine, and (2) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          8. Remedies. (a) If an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations ratably in accordance with the Intercreditor Agreement and as permitted by law.

          (b) If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is waived or released upon the consummation of such sale. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Secured Obligations ratably in accordance with the Intercreditor Agreement and as permitted by law, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder except to the extent arising out of gross negligence or willful misconduct of the Agent or such Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          9. Registration Rights; Private Sales. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to paragraph 8(b) hereof, and if in the reasonable opinion of the Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor will cause the Issuer thereof to (1) execute and deliver, and cause the directors and officers of the Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (2) to use its reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (3) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.
     The Pledgor agrees to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions of the United States and Canada which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws of the United States and Canada, even if the Issuer would agree to do so.

          (c) The Pledgor further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

          10. Irrevocable Authorization and Instruction to Issuer. The Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

          11. Agent's Appointment as Attorney-in-Fact. (a) The Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Agent's own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer, which power of attorney is only exercisable if an Event of Default shall have occurred and be continuing.

          (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released in accordance with the terms hereof.

          12. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account, except that after the occurrence and during the continuance of an Event of Default the Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so (unless the same shall result from the gross negligence or willful misconduct of such Person) or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          14. Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent, the Paper Company Agent and the Timberlands Agent, be governed by the Credit Agreements and the Intercreditor Agreement, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Paper Company Agent and the Timberlands Agent with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          15. Release of Pledge Agreement. The Pledgor shall be automatically released from its obligations under this Agreement and this Agreement shall automatically terminate on the earlier of (a) the date on which all the Secured Obligations are paid in full and all the Commitments thereunder are terminated, and (b) the later of (i) the date upon which the Timberlands Loans have been repaid in full and (ii) the date on which Total Committed Debt is less than $145,000,000; and at the time of such release the Agent shall deliver the Collateral to the Pledgor.

          16. Notices. All notices, requests and demands to or upon the Agent or the Pledgor to be effective shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered three Business Days after being deposited in the mails, postage prepaid, or in the case of telecopy notice, when received, addressed as follows:

          (1) if to the Agent, at its address or transmission number for notices provided below:

                              Toronto-Dominion (Texas), Inc.
                              909 Fannin Street
                              Houston, TX  77010
                              Attention:  Jano Mott
                              Phone:  (713) 951-9921
                              Telecopy:  (713) 653-8283

            with a copy to:   The Toronto-Dominion Bank
                              31 West 52nd Street
                              New York, New York  10019
                              Attention:  John Lawson
                              Phone:  (212) 468-0708
                              Telecopy:  (212) 397-4135

          (2) if to the Pledgor, at its address or transmission number for notices set forth under its signature below.

     The Agent and the Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

          17. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          18.   Amendments in Writing; No Waiver; Cumulative Remedies.
     (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent, provided that any provision of this Agreement may be waived by the Agent and the Lenders in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

          (b) Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 18(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
     A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          (d) The Pledgor agrees that it will not permit any amendment or other modification of any of the covenants in the Timberlands Credit Agreement that are incorporated by reference or referred to herein unless such amendment or other modification has been consented to in writing by the Required Lenders under the Paper Company Credit Agreement.

          19. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          20. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent and the Lenders and their respective permitted successors and assigns.

          21. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          22. Notwithstanding any other provision of this Agreement, at no time shall the Pledgor be required to pledge more than 65% of all of the voting stock of all classes of the capital stock of the Issuer.


          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                       BRANT-ALLEN INDUSTRIES, INC.

                                   By:

                                   Title:

                                   Address for Notices:









                        ACKNOWLEDGEMENT AND CONSENT

          The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated December 1, 1997, made by Brant-Allen Industries, Inc. for the benefit of Toronto-Dominion (Texas), Inc., as Agent (the "Pledge Agreement"). The undersigned agrees for the benefit of the Agent and the Lenders as follows:

          1. The undersigned will notify the Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.

          2. The terms of paragraph 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of
     Section 9 of the Pledge Agreement.

                                             F.F. SOUCY, INC.

                                   By:

                                   Title:

                                   Address for Notices:








                                                            SCHEDULE 1
                                             TO SOUCY PLEDGE AGREEMENT

                        DESCRIPTION OF PLEDGED STOCK

                                                Stock
                                Class of     Certificate     No. of
           Issuer                Stock           No.         Shares









                                           EXHIBIT C-2 [TO THE TIMBERLANDS
                                           CREDIT AGREEMENT]


                     FORM OF CASH COLLATERAL AGREEMENT

          CASH COLLATERAL AGREEMENT dated as of December 1, 1997, between BRANT-ALLEN INDUSTRIES, INC., a Delaware corporation (the "Borrower") and TORONTO-DOMINION (TEXAS), INC., as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders, the Arranger named therein and the Administrative Agent.

                           W I T N E S S E T H :

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein; and

          WHEREAS, it is a condition precedent to the obligations of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Borrower shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders.

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrower under the Credit Agreement, the Borrower hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

          1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          (b)  The following terms shall have the following meanings:

          "Agreement": this Cash Collateral Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

          "Cash Collateral":  the collective reference to:

          (i) all cash, instruments, securities and funds deposited from time to time in the Cash Collateral Account, including, without limitation, all cash or other money proceeds of any collateral subject to a security interest for the benefit of the Administrative Agent under any Security Document;

          (ii)   all investments of funds in the Cash Collateral
     Account and all instruments and securities evidencing such investments; and

          (iii) all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

          "Cash Collateral Account": account no. 222-7539 established at the office of The Toronto-Dominion Bank at its New York branch, designated "Brant-Allen Cash Collateral Account, c/o
     Toronto-Dominion (Texas), Inc., as Agent."

          "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

          "Collateral":  the collective reference to the Cash
     Collateral and the Cash Collateral Account.

          "Required Amount": on any date, an amount equal to the sum of all interest (calculated at the weighted average interest rate in effect in respect of the Loans on such date) payable on the then unpaid principal amount of Loans (assuming for this purpose that the Revolving Credit Commitments will be fully drawn during such period) pursuant to Section 2.10 of the Credit Agreement calculated from and including such date to the earlier of (i) the date that is one year after such date and (ii) December 31, 1999.

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in the Collateral.

          3.  Maintenance of Cash Collateral Account.  (a)    The Cash
     Collateral Account shall be maintained until the Obligations have been paid and performed in full.

          (b) The Collateral shall be subject to the exclusive dominion and control of the Administrative Agent, which shall hold the Cash Collateral and administer the Cash Collateral Account subject to the terms and conditions of this Agreement. The Borrower shall have no right of withdrawal from the Cash Collateral Account nor any other right or power with respect to the Collateral, except as expressly provided herein.

          4. Deposit of Funds. Contemporaneously with the Closing Date, the Borrower shall deposit in the Cash Collateral Account immediately available funds in an amount equal to the Required Amount calculated after giving effect to the borrowings to be made on the Closing Date. Thereafter, on any date on which the amount of Cash Collateral on deposit in the Cash Collateral Account is less than the Required Amount, the Borrower shall deposit an amount equal to the amount of such deficiency in the Cash Collateral Account in immediately available funds.

          5. Representation and Warranty. The Borrower represents and warrants to the Administrative Agent that this Agreement creates in favor of the Administrative Agent a perfected, first priority security interest in the Collateral, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          6. Covenants. The Borrower covenants and agrees with the Administrative Agent that:

          (a) The Borrower will not (1) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (2) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interest created by this Agreement.

          (b) The Borrower will maintain the security interest created by this Agreement as a first, perfected security interest and defend the right, title and interest of the Administrative Agent and the Lenders in and to the Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, of financing statements under the Uniform Commercial Code.

          (c) The Borrower will at all times be required to maintain Cash Collateral in the Cash Collateral Account in an amount no less than the Required Amount.

          7. Investment of Cash Collateral. (a) Subject to the provisions of paragraph 7(b), collected funds on deposit in the Cash Collateral Account shall be invested by the Administrative Agent from time to time in Cash Equivalents with overnight maturities. All investments shall be made in the name of the Administrative Agent or a nominee of the Administrative Agent and in a manner, determined by the Administrative Agent in its sole discretion, that preserves the Administrative Agent's perfected, first priority security interest in such investments.

          (b) The Administrative Agent shall have no obligation to invest collected funds during the first night after their collection.

          (c) The Administrative Agent shall have no responsibility to the Borrower for any loss or liability arising in respect of such investments of the Cash Collateral (including, without limitation, as a result of the liquidation of any thereof before maturity), except to the extent that such loss or liability arises from the Administrative Agent's gross negligence or willful misconduct.

          (d) The Borrower will pay or reimburse the Administrative Agent for any and all reasonable out-of-pocket costs, expenses and liabilities of the Administrative Agent incurred in connection with this Agreement, the maintenance and operation of the Cash Collateral Account and the investment of the Cash Collateral, including, without limitation, any reasonable and customary investment, brokerage or placement commissions and fees incurred by the Administrative Agent in connection with the investment or reinvestment of Cash Collateral, and any reasonable and customary investment charges or other fees of The Toronto-Dominion Bank in connection with maintenance of the Cash Collateral Account.

          8. Release of Cash Collateral. (a) The Administrative Agent shall, from time to time, upon the request of the Borrower, release to the Borrower Cash Collateral in an amount equal to the excess, if any, of the Cash Collateral on deposit in the Cash Collateral Account over the Cash Collateral required to be maintained by the Borrower pursuant to Section 6(c).

          (b) Notwithstanding any other provision of this paragraph, the Administrative Agent shall have no obligation to release Cash Collateral unless each of the following conditions is satisfied at the time of such release:

               (1) No Default or Event of Default shall have occurred and be continuing; and

               (2) Such release shall not require termination of any investment prior to its maturity.

          9. Remedies. (a) Upon the occurrence of an Event of Default if such Event of Default shall be continuing, the Administrative Agent may, without notice of any kind, except for notices required by law which may not be waived, apply the Collateral, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent in its sole discretion may elect and as permitted by law, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Borrower. In addition to the rights, powers and remedies granted to it under this Agreement and in any other agreement securing, evidencing or relating to the Obligations, the Administrative Agent shall have all the rights, powers and remedies available at law, including, without limitation, the rights and remedies of a secured party under the Code. To the extent permitted by law, the Borrower waives presentment, demand, protest and all notices of any kind and all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder except for gross negligence or willful misconduct of the Administrative Agent or such Lender.

          (b) The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

          10.  Administrative Agent's Appointment as Attorney-in-Fact.
     (a) The Borrower hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer which power of attorney shall only be exercisable upon the occurrence and during the continuance of an Event of Default.

          (b) The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 10(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          11. Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
     Section 9-207 of the Code or otherwise, shall be to comply with the specific duties and responsibilities set forth herein. The powers conferred on the Administrative Agent in this Agreement are solely for the protection of the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. Neither the Administrative Agent nor any Lender nor its or their directors, officers, employees or agents shall be liable for any action lawfully taken or omitted to be taken by any of them under or in connection with the Collateral or this Agreement, except for its or their gross negligence or willful misconduct.

          12. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Borrower authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          13. Authority of Administrative Agent. The Borrower acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement, but, as between the Administrative Agent and the Borrower, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Borrower shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          14. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed to the Administrative Agent or the Borrower at its address or transmission number for notices provided in subsection 9.2 of the Credit Agreement.

          15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          16.   Amendments in Writing; No Waiver; Cumulative Remedies.
     (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Administrative Agent, provided that any provision of this Agreement may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent and delivered to the Borrower in accordance with Section 14.

          (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          17. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          18. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns.

          19. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


          IN WITNESS WHEREOF, the Borrower and the Administrative
     Agent have caused this Cash Collateral Agreement to be duly executed and delivered as of the date first above written.

                                   BRANT-ALLEN INDUSTRIES, INC.


                                   By:

                                   Title:


                                   TORONTO-DOMINION (TEXAS), INC., as
                                   Administrative Agent

                                   By:

                                   Title:



                                               EXHIBIT D [TO THE TIMBERLANDS
                                               CREDIT AGREEMENT]



                       FORM OF INTERCREDITOR AGREEMENT

               INTERCREDITOR AGREEMENT, dated as of December 1, 1997, among CRESTAR BANK (the "Trustee"), under the Indenture dated December 1, 1997 made by Bear Island Paper Company, LLC ("BIPCO") and Bear Island Finance Company ("FinCo") in favor of the Trustee (the "Indenture"); TORONTO-DOMINION (TEXAS), INC., as Administrative Agent under the BIPCO Credit Agreement (capitalized terms having the definitions set forth in Section 1 below; in such capacity, the "BIPCO Agent"); TORONTO-DOMINION (TEXAS), INC., in its capacity as Administrative Agent under the BAI Credit Agreement (in such capacity, the "BAI Agent"); and BEAR ISLAND PAPER COMPANY, LLC ("BIPCO") and BRANT-ALLEN INDUSTRIES, INC. ("BAI"; together with BIPCO, the "Borrowers").

                           W I T N E S S E T H :

               WHEREAS, BIPCO, a wholly owned subsidiary of BAI, intends to make secured borrowings under the BIPCO Credit
     Agreement;

               WHEREAS, BAI intends to make secured borrowings under the BAI Credit Agreement;

               WHEREAS, BIPCO and its wholly owned subsidiary FinCo intend to issue secured notes under the Indenture;

               WHEREAS, BAI and its affiliates have pledged certain collateral ("Collateral") to secure their obligations under more than one of the foregoing agreements;

               WHEREAS, the parties hereto desire to set forth their relative rights in respect of such shared collateral and the security interests granted therein;

               NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

          1. Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreements and the Loan Documents have the meanings given to them in such documents.

          (b)  The following terms shall have the following meanings:

               "Agreement": this Intercreditor Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

               "BAI Credit Agreement": the Credit Agreement, dated as of the date hereof, among the BAI Agent, the BAI Lenders and BAI, as amended, supplemented or otherwise modified from time to time; for the purposes hereof, "BAI Credit Agreement" shall also be deemed to refer to any credit agreement or similar document entered into by BAI and any lenders to replace the BAI Credit Agreement in whole or in part.

               "BAI Lenders": the lenders parties from time to time to the BAI Credit Agreement in their capacity as lenders thereunder, and their respective successors and assigns.

               "BAI Lender Priority Collateral": any and all Lender Priority Collateral pledged to secure the BAI Obligations.

               "BAI Loan Documents": the collective reference to the BAI Credit Agreement, each "Loan Document" as defined therein and all other documents that from time to time evidence the BAI Obligations or secure or support payment or performance thereof or of any guarantee thereof.

               "BAI Loan Parties": BAI and each other Loan Party under (and as defined in) the BAI Loan Documents, and each successor and assign of the foregoing.

               "BAI Obligations": the Lender Obligations in respect of the BAI Loan Documents.

               "BIPCO Credit Agreement": the Credit Agreement, dated as of the date hereof, among the BIPCO Agent, the BIPCO Lenders and BIPCO, as amended, supplemented or otherwise modified from time to time; for the purposes hereof, "BIPCO Credit Agreement" shall also be deemed to refer to any credit agreement or similar document entered into by BIPCO and any lenders to replace the BIPCO Credit Agreement in whole or in part.

               "BIPCO Lenders": the lenders parties from time to time to the BIPCO Credit Agreement in their capacity as lenders thereunder, and their respective successors and assigns.

               "BIPCO Lender Priority Collateral": any and all Lender Priority Collateral pledged to secure the BIPCO Obligations.

               "BIPCO Loan Documents": the collective reference to the BIPCO Credit Agreement, each "Loan Document" as defined therein and all other documents that from time to time evidence the BIPCO Obligations or secure or support payment or performance thereof or of any guarantee thereof.

               "BIPCO Loan Parties": BIPCO and each other Loan Party under (and as defined in) the BIPCO Loan Documents, and each successor and assign of the foregoing.

               "BIPCO Obligations": the Lender Obligations in respect of the BIPCO Loan Documents.

               "BITCO":  Bear Island Timberlands Company, LLC, a
          Virginia limited liability company.

               "BITCO Collateral": the membership interests of BITCO identified on Schedule 1 of the Timberlands Pledge
          Agreement.

               "Credit Agreements": the BAI Credit Agreement and the BIPCO Credit Agreement.

               "Lender Obligations": the collective reference to the unpaid principal of and interest owing under the Credit Agreements and all other obligations and liabilities of the Borrowers thereunder, including, without limitation, interest accruing at the applicable rate provided in the Credit Agreements after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or any other party specified therein, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreements (including, without limitation, any obligations under any Interest Rate Protection Agreement referred to in a Credit Agreement), this Agreement, the BAI Loan Documents, the BIPCO Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, including, without limitation, all fees and disbursements of counsel that are required to be paid by the Borrowers pursuant to the terms of the Credit Agreements, this Agreement or, the BAI Loan Documents or the BIPCO Loan Documents.

               "Lender Priority Collateral": the collective reference to any and all property from time to time subject to a security interest to secure payment or performance of the Lender Obligations or the Trustee Obligations.

               "Loan Documents": the BAI Loan Documents and the BIPCO Loan Documents.

               "Loan Parties":  the BAI Loan Parties and the BIPCO
          Loan Parties.

               "Senior Secured Lender":   each of the BAI Agent, the
          BIPCO Agent, each BAI Lender and each BIPCO Lender.

               "Soucy Collateral": the "Pledged Stock" as defined in the Soucy Pledge Agreement.

               "Soucy Pledge Agreement": the Soucy Pledge Agreement dated as of the date hereof, made by BAI in favor of the BIPCO Agent and the BAI Agent and, for the purposes of this Agreement, the notarial deed of hypothec granted on the Collateral (as defined in the Soucy Pledge Agreement) pursuant to the laws of the province of Quebec (Canada).

               "Subordinated Security Documents": the collective reference to any and all documents providing for collateral security, guarantees or negative pledges in connection with the notes issued under the Indenture as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 6.9 of the BIPCO Credit Agreement.

               "Timberlands Pledge Agreement": the meaning ascribed in the BAI Credit Agreement.

               "Trustee Documents": the collective reference to the Indenture, the notes issued thereunder and the Subordinated Security Documents.

               "Trustee Obligations": the collective reference to the unpaid principal of and interest owing under the Indenture and the notes issued thereunder and all other obligations and liabilities of BIPCO and FinCo thereunder (including, without limitation, interest accruing at the then applicable rate provided in the Indenture and the notes issued thereunder after the maturity of the principal obligations owing thereunder and interest accruing at the then applicable rate provided in the Indenture and the notes issued thereunder after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to BIPCO or FinCo, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Indenture, the notes issued thereunder, this Agreement, or any other Subordinated Security Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Trustee that are required to be paid by the Borrower or FinCo pursuant to the terms of the Indenture or this Agreement or any other Subordinated Security Document).

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. Acknowledgements The Trustee (a) acknowledges that the Borrowers and the other Loan Parties have granted senior priority security interests in the Lender Priority Collateral to secure the Lender Obligations and that such security interests are prior in all respects to the junior security interests in the Lender Priority Collateral granted to the Trustee, (b) agrees that the Trustee shall not have any claim to or in respect of the BAI Lender Priority Collateral, or any proceeds of or realization on such BAI Lender Priority Collateral, on a parity with or prior to the claim of the BAI Obligations, nor any claim to or in respect of the BIPCO Lender Priority Collateral, or any proceeds of or realization on such BIPCO Lender Priority Collateral, on a parity with or prior to the claim of the BIPCO Obligations, and (c) agrees that, notwithstanding such junior security interests and any rights of the Trustee in respect thereof, (i) so long as the BAI Obligations have not been paid in full or the commitments under the BAI Credit Agreement have not been terminated, the Trustee shall not have any right or claim in respect of the exercise of rights and remedies of the Senior Secured Lenders in respect of the BAI Lender Priority Collateral nor shall any Senior Secured Lender have any obligation regarding any such exercise or any other obligation or duty in respect of the interests of the Trustee except as set forth in paragraph 3(d) hereof, and that the Trustee shall not assert any such claim or right in any such bankruptcy proceeding or otherwise, and (ii) so long as the BIPCO Obligations have not been paid in full or the commitments under the BIPCO Credit Agreement have not been terminated, the Trustee shall not have any right or claim in respect of the exercise of rights and remedies of the Senior Secured Lenders in respect of the BIPCO Lender Priority Collateral nor shall any Senior Secured Lender have any obligation regarding any such exercise or any other obligation or duty in respect of the interests of the Trustee except as set forth in paragraph 3(d) hereof, and that the Trustee shall not assert any such claim or right in any such bankruptcy proceeding or otherwise.

          3. Rights in Lender Priority Collateral (a) Notwithstanding anything to the contrary contained in any filing or agreement to which the Trustee, the Senior Secured Lenders or the Borrowers now or hereafter may be a party and irrespective of the time, order or method of attachment or perfection of the security interests created by the Loan Documents or the Subordinated Security Documents, the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, (i) any security interest in any BAI Lender Priority Collateral in favor of or for the benefit of the Senior Secured Lenders pursuant to the BAI Loan Documents has and shall have priority, to the extent of any unpaid BAI Loan Obligations, over any security interest in such BAI Lender
     Priority Collateral in favor of or for the benefit of the Trustee pursuant to the Subordinated Security Documents; and (ii) any security interest in any BIPCO Lender Priority Collateral in favor of or for the benefit of the Senior Secured Lenders pursuant to the BIPCO Loan Documents has and shall have priority, to the extent of any unpaid BIPCO Loan Obligations, over any security interest in such BIPCO Lender Priority Collateral in favor of or for the benefit of the Trustee pursuant to the Subordinated Security Documents.

          (b) (i) So long as the BAI Obligations have not been paid in full or the commitments under the BAI Credit Agreement have not been terminated, whether or not any bankruptcy proceeding or similar event or proceeding has been commenced by or against BAI or any other BAI Loan Party, (i) the Trustee will not (A) exercise or seek to exercise any rights or exercise any remedies with respect to any BAI Lender Priority Collateral, (B) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure, (C) contest, protest or object to any foreclosure proceeding or action brought by the BAI Agent or any BAI Lender, or any other exercise by any such party, of any rights and remedies relating to the BAI Lender Priority Collateral under the Subordinated Security Documents or otherwise, or any release of any or all of the BAI Lender Priority Collateral for any purpose, or (D) object to the forbearance by the BAI Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the BAI Lender Priority Collateral, and (ii) the BAI Lenders shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding release, disposition, or restrictions with respect to the Lender Priority Collateral; provided, that in any bankruptcy proceeding or similar event or proceeding commenced by or against BAI or any other BAI Loan Party, the Trustee may file a claim or statement of interest with respect to the Trustee Obligations.

     (ii) So long as the BIPCO Obligations have not been paid in full or the commitments under the BIPCO Credit Agreement have not been terminated, whether or not any bankruptcy proceeding or similar event or proceeding has been commenced by or against BIPCO or any other BIPCO Loan Party, (i) the Trustee will not (A) exercise or seek to exercise any rights or exercise any remedies with respect to any BIPCO Lender Priority Collateral, (B) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure, (C) contest, protest or object to any foreclosure proceeding or action brought by the BIPCO Agent or any BIPCO Lender, or any other exercise by any such party, of any rights and remedies relating to the BIPCO Lender Priority Collateral under the Subordinated Security Documents or otherwise, or any release of any or all of the BIPCO Lender Priority Collateral for any purpose, or (D) object to the forbearance by the BIPCO Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the BIPCO Lender Priority Collateral, and (ii) the BIPCO Lenders shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding release, disposition, or restrictions with respect to the Lender Priority Collateral; provided, that in any bankruptcy proceeding or similar event or proceeding commenced by or against BIPCO or any other BIPCO Loan Party, the Trustee may file a claim or statement of interest with respect to the Trustee Obligations.

          (c) (i) In exercising rights and remedies with respect to the BAI Lender Priority Collateral, the BAI Lenders may enforce the provisions of the BAI Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of BAI Lender Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

     (ii) In exercising rights and remedies with respect to the BIPCO Lender Priority Collateral, the BIPCO Lenders may enforce the provisions of the BIPCO Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of BIPCO Lender Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

          (d) (i) BIPCO Lender Priority Collateral. Subject to the provisions of paragraph 6 hereof, any money, property, securities or other direct or indirect distributions of any nature whatsoever received from the sale, disposition or other realization upon a forclosure or other exercise of remedies upon the occurrence and continuance of an Event of Default (as defined in the Credit Agreements or the Indenture) by any Senior Secured Party or the Trustee of all or any part of the BIPCO Lender Priority Collateral (other than the BITCO Collateral and the Soucy Collateral which constitute a part of the BIPCO Lender Priority Collateral), regardless of whether such money, property, securities or other distributions are received directly or indirectly during the pendency of or in connection with any bankruptcy, insolvency or other like proceeding or otherwise, shall be delivered to the BIPCO Agent in the form received, duly indorsed to such party, if required, and applied by the BIPCO Agent in the following order:

               First, to the payment in full of all costs and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred by the Senior Secured
          Lenders in connection with such realization on the BIPCO Lender Priority Collateral or the protection of any of their rights and interests therein;

               Second, to the payment in full of all BIPCO Obligations in the order prescribed by Section 2.16 of the BIPCO Credit Agreement;

               Third, to the Trustee for application to the Trustee Obligations to the full extent thereof at such time; and

               Fourth, to pay the appropriate Loan Party or designee thereof or as a court of competent jurisdiction may direct, any surplus then remaining.

     (ii) BITCO Collateral. Subject to the provisions of paragraph 6 hereof, any money, property, securities or other direct or indirect distributions of any nature whatsoever received from the sale, disposition or other realization upon a forclosure or other exercise of remedies upon the occurrence and continuance of an Event of Default (as defined in the Credit Agreements or the Indenture) by any Senior Secured Party or the Trustee of all or any part of the BITCO Collateral, regardless of whether such money, property, securities or other distributions are received directly or indirectly during the pendency of or in connection with any bankruptcy, insolvency or other like proceeding or otherwise, shall be delivered to the BAI Agent in the form received, duly indorsed to such party, if required, and applied by the BAI Agent in the following order:

               First, to the payment in full of all costs and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred by the Senior Secured
          Lenders in connection with such realization on the BITCO Collateral or the protection of any of their rights and interests therein;

               Second, to the payment in full of all BAI Obligations in the order prescribed by Section 2.13 of the BAI Credit Agreement;

               Third, to the payment in full of all BIPCO Obligations in the order prescribed by Section 2.16 of the BIPCO Credit Agreement shall provide;

               Fourth, to the Trustee for application to the Trustee Obligations to the full extent thereof at such time; and

               Fifth, to pay to the appropriate Loan Party or designee thereof or as a court of competent jurisdiction may direct, any surplus then remaining.

     (iii) Soucy Collateral. Subject to the provisions of paragraph 6 hereof, any money, property, securities or other direct or indirect distributions of any nature whatsoever received from the sale, disposition or other realization upon a forclosure or other exercise of remedies upon the occurrence and continuance of an Event of Default (as defined in the Credit Agreements or the Indenture) by any Senior Secured Party or the Trustee of all or any part of the Soucy Collateral, regardless of whether such money, property, securities or other distributions are received directly or indirectly during the pendency of or in connection with any bankruptcy, insolvency or other like proceeding or otherwise, shall be delivered to the BIPCO Agent or the BAI Agent in the form received, duly indorsed to such party, if required, and applied by the BIPCO Agent or the BAI Agent in the following order:

               First, to the payment in full of all costs and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred by the Senior Secured
          Lenders in connection with such realization on the Soucy Collateral or the protection of any of their rights and interests therein;

               Second, pro rata to the payment in full of all BAI Obligations and BIPCO Obligations, in such order as each of
          Section 2.13 of the BAI Credit Agreement and Section 2.16 of the BIPCO Credit Agreement, respectively, shall provide;

               Third, to the Trustee for application to the Trustee Obligations to the full extent thereof at such time; and

               Fourth, to pay to the appropriate Loan Party or designee thereof or as a court of competent jurisdiction may direct, any surplus then remaining.

          (e) The BAI Lenders' rights with respect to the BAI Lender Priority Collateral and the BIPCO Lenders' rights with respect to the BIPCO Lender Priority Collateral shall include, without limitation, the exclusive right to release at any time any or all of such collateral from the liens under the Loan Documents and the Subordinated Security Documents without the consent of the Trustee and without any duty, obligation or liability arising from any such action, provided, that such release is in connection with the exercise of remedies in respect of the items of Lender Priority Collateral so released. Upon any such sale, release or other disposition of any Lender Priority Collateral, the lien and security interest created for the benefit of the Trustee pursuant to the Subordinated Security Documents in such Lender Priority Collateral shall be automatically released, and the Trustee shall execute or cause to be executed such release documents and instruments and shall take such further actions as the Senior Secured Lenders shall request.

          (f) (A) Subject to the provisions of paragraph 6 hereof, in the event that:

          (i) the BAI Lenders, in exercise of their foreclosure or similar remedies, have disposed of or otherwise realized upon the BAI Lender Priority Collateral, or have been repaid pursuant to a bankruptcy or similar proceeding at the commencement of which the security interest securing the BAI Obligations is in effect,

          (ii) all of the BAI Obligations have been paid in full and the commitments under the BAI Credit Agreement have been terminated,

          (iii) after giving effect thereto any BAI Lender Priority Collateral remains that:

               (x) never constituted BIPCO Lender Priority Collateral, or has been released from the security interests created by the BIPCO Loan Documents, and

               (y) remains pledged pursuant to the Subordinated
               Security Documents, and

          (iv) at such time there are Trustee Obligations outstanding, then the Trustee shall have the right to enforce the provisions of the Subordinated Security Documents in respect of BAI Lender Priority Collateral.

     (B) Subject to the provisions of paragraph 6 hereof, in the event that:

          (i) the BIPCO Lenders, in exercise of their foreclosure or similar remedies, have disposed of or otherwise realized upon the BIPCO Lender Priority Collateral, or have been repaid pursuant to a bankruptcy or similar proceeding at the commencement of which the security interest securing the BIPCO Obligations is in effect,

          (ii) all of the BIPCO Obligations have been paid in full and the commitments under the BIPCO Credit Agreement have been terminated,

          (iii) after giving effect thereto any BIPCO Lender Priority Collateral remains that:

               (x) never constituted BAI Lender Priority Collateral or has been released from the security interests created by the BAI Loan Documents, and

               (y) remains pledged pursuant to the Subordinated
               Security Documents, and

          (iv) at such time there are Trustee Obligations outstanding, then the Trustee shall have the right to enforce the provisions of the Subordinated Security Documents in respect of the BIPCO Lender Priority Collateral.

          4. Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Secured Lenders and the Trustee, respectively, hereunder shall remain in full force and effect irrespective of:

          (a)  any lack of validity or enforceability of the Loan
     Documents or any Trustee Documents;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Lender Obligations or Trustee Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of either Credit Agreement or any other Loan Document or of the terms of the Trustee Documents;

          (c) any exchange, release or nonperfection of any security interest in any Lender Priority Collateral or any other collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Lender Obligations or Trustee Obligations or any guarantee thereof;

          (d) the commencement of any bankruptcy or similar proceeding in respect of either of the Borrowers or any other Loan Party; or

          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Lender Obligations or of the Trustee in respect of this Agreement.

          5. Waiver of Claims; Waivers of Jury Trial. (a) To the maximum extent permitted by law, the Trustee waives any claim it might have against any Senior Secured Lender with respect to, or arising out of, any action or failure to act or any error of judgment or negligence on the part of any Senior Secured Lender or its respective directors, officers, employees or agents with respect to any exercise of rights or remedies in respect of the Lender Priority Collateral or any transaction relating to the Lender Priority Collateral. Neither the BAI Agent, the BIPCO Agent, any Senior Secured Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Loan Party, the Trustee or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          (b) THE BORROWERS, THE BAI AGENT (ON ITS OWN BEHALF AND ON BEHALF OF THE BAI LENDERS), THE BIPCO AGENT (ON ITS OWN BEHALF AND ON BEHALF OF THE BIPCO LENDERS) AND THE TRUSTEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR COUNTERCLAIM THEREIN.

          6. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the BAI Lenders, the BAI Agent, the BIPCO Lenders, the BIPCO Agent and the Trustee, and no other Person shall have any right, benefit or other interest under this Agreement. Notwithstanding anything to the contrary contained herein, this Agreement shall not modify or amend the rights and obligations of the Borrowers or any other Loan Party under any Loan Document.

          7. Shared Lender Priority Collateral. The BIPCO Agent and the BAI Agent acknowledge that the Timberlands Pledge Agreement and the Soucy Pledge Agreement create, in favor of Toronto-Dominion (Texas), Inc., as secured party thereunder (in such capacity, the "Agent"), security interests in Collateral to secure both the BAI Obligations and the BIPCO Obligations. The BIPCO Agent, on behalf of the BIPCO Lenders, and the BAI Agent, on behalf of the BAI Lenders, hereby (i) confirm that the Agent has been appointed as agent of such parties to be the secured party under the Timberlands Pledge Agreement and the Soucy Pledge Agreement, (ii) agree with the Agent that in taking and refraining from actions under the Timberlands Pledge Agreement (including amendments and waivers with respect thereto), the Agent shall follow the directions of the Required Lenders under the BAI Credit Agreement so long as the BAI Credit Agreement remains outstanding, and thereafter shall follow the directions of the Required Lenders under the BIPCO Credit Agreement and
     (iii) agree with the Agent that in taking and refraining from actions under the Soucy Pledge Agreement (including amendments and waivers with respect thereto), the Agent shall follow the directions of the Required Lenders under the BAI Credit Agreement and the Required Lenders under the BIPCO Credit Agreement.

          8. Payments in Ordinary Course. Notwithstanding any provision of this Agreement limiting the rights of the holders of the Trustee Obligations in the Collateral, nothing in this Agreement shall prohibit BIPCO and FinCo from making payments in respect of the Trustee Obligations in the ordinary course of business, whether or not the cash with which such payments are made constitutes proceeds of Collateral.

          9. Termination of Agreement; Acknowledgements. (a) The rights of the Senior Secured Lenders under this Agreement in respect of the Collateral securing only the BIPCO Obligations shall terminate when the BIPCO Obligations have been paid in full in cash and all commitments to extend credit under the BIPCO Credit Agreement have terminated. The BIPCO Agent agrees that, within 30 days after payment in cash of all principal, interest and other amounts then outstanding under the BIPCO Obligations and termination of all commitments to extend credit under the BIPCO Credit Agreement, it will, upon the request of the Trustee, provide a written acknowledgement of such payment to the Trustee, which acknowledgement shall also acknowledge that the Senior Secured Lenders have no further rights under this Agreement in respect of the Collateral securing only the BIPCO Obligations. Concurrently with such acknowledgement, the BIPCO Agent will deliver to the Trustee if any of the Trustee Obligations shall be outstanding, any items of such Collateral held in the possession of the BIPCO Agent, provided that if no Trustee Obligations shall be outstanding, the BIPCO Agent will deliver any such items of Collateral to the appropriate Loan Party. The BIPCO Agent acknowledges that prior to such delivery it holds such items of Collateral for the Trustee in accordance with the terms of this Agreement, for purposes of perfecting the Trustee's security interest therein.

          (b) The rights of the Senior Secured Lenders under this Agreement in respect of the Collateral securing only the BAI Obligations shall terminate when the BAI Obligations have been paid in full in cash and all commitments to extend credit under the BAI Credit Agreement have terminated. The BAI Agent agrees that, within 30 days after payment of all principal, interest and other amounts then outstanding under the BAI Obligations and termination of all commitments to extend credit under the BAI Credit Agreement, it will, upon the request of the Trustee, provide a written acknowledgement of such payment to the Trustee, which acknowledgement shall also acknowledge that the Senior Secured Lenders have no further rights under this Agreement in respect of the Collateral securing only the BAI Obligations. Concurrently with such acknowledgement, the BAI Agent will deliver to the Trustee if any Trustee Obligations shall be outstanding any items of such Collateral held in the possession of the BAI Agent, provided that if no Trustee Obligations are outstanding, the BAI Agent will deliver any such items of Collateral to the appropriate Loan Party. The BAI Agent acknowledges that prior to such delivery it holds such items of Collateral for the Trustee in accordance with the terms of this Agreement for purposes of perfecting the Trustee's security interest therein.

          (c) The rights of the Senior Secured Lenders under this Agreement in respect of all Collateral (to the extent not previously terminated pursuant to paragraphs (a) and (b) above) shall in any event terminate when all Lender Obligations have been paid in full in cash and all commitments to extend credit under the Loan Documents have terminated.

          10. Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Lender Obligations are paid in full and the commitments under the Credit Agreements are terminated.

          11. Notices. All notices, requests and demands to or upon the parties to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (i) when delivered by hand or (ii) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (iii) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

     If to the BAI Agent or
     the BIPCO Agent:         TORONTO-DOMINION (TEXAS), INC.
                              909 Fannin Street
                              Houston, Texas  77010
                              Attention:  Jano Mott
                              Telecopy:  (713) 951-9921
                              Telephone:  (713) 653-8231

     If to the Trustee:       CRESTAR BANK
                              Attention:  Corporate Trust Department
                              919 Main Street, 10th Floor
                              Richmond, Virginia  23219
                              Telecopy:  (804) 782-7855
                              Telephone:  (804) 782-5726

     The parties hereto may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

          12. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties shall be lodged with the BAI Agent, the BIPCO Agent and the Trustee.

          13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          14. Integration. This Agreement represents the entire agreement of the Senior Secured Lenders and the Trustee with respect to the subject matter hereof and there are no promises or representations by any of them relative to the subject matter hereof not reflected herein.

          15. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the BAI Agent, the BIPCO Agent, the Borrowers and the Trustee.

          16. Successors and Assigns. (a) This Agreement shall be binding upon and inure to the benefit of each of the Senior
     Secured Lenders and the Trustee and their successors and assigns.

          (b) Upon a successor administrative agent becoming the Administrative Agent under the BAI Credit Agreement or the BIPCO Credit Agreement, such successor Administrative Agent automatically shall become the BAI Agent or the BIPCO Agent, as the case may be, hereunder with all the rights and powers of such party hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.

          (c) Upon a successor trustee becoming the Trustee under the Indenture, such successor Trustee automatically shall become the Trustee hereunder with all the rights and powers of the Trustee hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.

          17. Governing Law; Jurisdiction. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereto agrees that all judicial proceedings brought against it arising out of or relating to this Agreement or its obligations hereunder may be brought in any federal court of competent jurisdiction in the State, County and City of New York, and accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                   TORONTO-DOMINION (TEXAS), INC., as
                                   BAI Agent and as BIPCO Agent, and
                                   as Agent for the BAI Agent and the
                                   BIPCO Agent

                                   By:
                                      Title:

                                   CRESTAR BANK, as Trustee

                                   By:
                                      Title:

     Consented:

     BRANT-ALLEN INDUSTRIES, INC., as Borrower

     By:
         Title:

     BEAR ISLAND PAPER COMPANY, as Borrower

     By:
         Title:

     BEAR ISLAND FINANCE COMPANY II

     By:
         Title:




                                           EXHIBIT E [TO THE TIMBERLANDS
                                           CREDIT AGREEMENT]


                   FORM OF COMPLIANCE CERTIFICATE


            This Compliance Certificate is delivered to you pursuant to
Section 5.2(b) of the Credit Agreement, dated as of _______________, as amended, supplemented or modified from time to time (the "Credit Agreement"), among Brant-Allen Industries, Inc. (the "Borrower"), the financial institutions or other entities from time to time party thereto as lenders (the "Lenders"), TD Securities (USA) Inc., as advisor and arranger (in such capacity, the "Arranger") and Toronto-Dominion (Texas), Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

            i. I am the duly elected, qualified and acting Chief
Financial Officer of the Borrower.

            ii. I have reviewed and am familiar with the contents of this Certificate.

            iii. I have reviewed the terms of the Credit Agreement and the Loan Documents and have made or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting period covered by the financial statements attached hereto as Attachment 1 (the "Financial Statements"). Such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence, as of the date of this Certificate, of any condition or event which constitutes a Default or Event of Default [, except as set forth below].

            iv. Attached hereto as Attachment 2 are the computations showing compliance with the covenants set forth in Sections 6.1, 6.2(c),(d),(g),(i), and (k), 6.3(j),(k), 6.6(c),(e), 6.7, 6.8(e),(g) and
6.17 of the Credit Agreement.

            IN WITNESS WHEREOF, I execute this Certificate this _____ day
of          , ____.
   ---------



                                       BRANT-ALLEN INDUSTRIES, INC.


                                       By:_______________________________
                                          Title:


                                                               Attachment 2
                                                               to Exhibit E



      The information described herein is as of __________, ____, and pertains to the period from __________, ___ to __________ __, ____.


                     [Set forth Covenant Calculations]




                                               EXHIBIT F [TO THE TIMBERLANDS
                                               CREDIT AGREEMENT]


                     FORM OF CLOSING CERTIFICATE


            This Closing Certificate is delivered pursuant to subsections 4.1(m) and 4.1(n) of the Credit Agreement dated as of December 1, 1997 (the "Credit Agreement"; terms defined therein being used herein as therein defined), among Brant-Allen Industries, Inc. (the "Borrower"), the financial institutions or other entities from time to time party thereto as lenders (the "Lenders"), TD Securities (USA) Inc., as advisor and arranger (in such capacity, the "Arranger") and Toronto-Dominion (Texas), Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

            The undersigned ___________ of __________ (the "Company") certifies as of the date hereof, on behalf of the Company and solely with respect to paragraphs 1 through 8 hereof, as follows:


            1. The representations and warranties of the Company set forth in each of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

            2. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person that has not been obtained is required in connection with the Transaction and the borrowings under the Credit Agreement or with the execution, delivery, performance, validity or enforceability of the Credit Agreement or any of the Loan Documents to which the Company is a party, except (i) consents, authorizations, filings and notices described in Schedule 3.4 to the Credit Agreement and (ii) the filings referred to in Section 3.19 of the Credit Agreement.

            3. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof.
[Borrower only]

            4. The Transaction has been consummated and no material provi sion of the Acquisition Agreement or any document executed pursuant thereto has been waived, amended, supplemented or otherwise modified. [Borrower only]

            5. The Borrower has paid the Retiring Partners cash in an amount not exceeding an aggregate of $35,000,000 on the Closing Date. [Borrower only]

            6. The Borrower has deposited an amount no less than the amount designated in the Cash Collateral Agreement into the Cash
Collateral Account.
[Borrower only]

            7. ___________________ is the duly elected and qualified Corpo rate Secretary of the Company and the signature set forth for such officer below is such officer's true and genuine signature.

            8. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company, nor has any other event occurred materially adversely affecting or threatening the continued corporate existence of the Company.

            The undersigned Corporate Secretary of the Company certifies as of the date hereof, on behalf of the Company and solely with repsect to paragraphs 9 through 14 herreof, as follows:

            9. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization.

            10. Attached hereto as Exhibit II is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on _________________ authorizing the execution, delivery and performance of the Loan Documents to which the Company is a party; such resolutions have not in any way been amended, modified, revoked or rescinded since the date of adoption, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.

            11. Attached hereto as Exhibit III is a true and complete copy of the By-Laws of the Company as in effect on the date hereof.

            12. Attached hereto as Exhibit IV is a true and complete copy of the Certificate of Incorporation or Articles of Organization of the Company as in effect on the date hereof, and such certificate or articles have not been amended, repealed, modified or restated.

            13. Attached hereto as Exhibit V is a true and correct copy of each of the following documents: (i) the Acquisition Agreement; (ii) the Second Priority Note Indenture; (iii) the John Hancock Credit Agreement and (iv) the Paper Company Loan Agreement. [Borrower only]

            14. The following persons are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names below, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party:



           Name                     Office                    Signature

-----------------------    -----------------------   -------------------------

-----------------------    -----------------------   -------------------------

-----------------------    -----------------------   -------------------------





            IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.


[INSERT NAME OF COMPANY]

-------------------------------
------------------------------------
Name:                                      Name:
Title:                                     Title:


Date:  _______________, 1997





                                             EXHIBIT G [TO THE TIMBERLANDS
                                             CREDIT AGREEMENT]

                                   FORM OF
                          ASSIGNMENT AND ACCEPTANCE


            Reference is made to the Credit Agreement, dated as of , 199 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Brant-Allen Industries, Inc. (the "Borrower"), the financial institutions or other entities from time to time party thereto as lenders (the "Lenders"), TD Securities (USA) Inc., as advisor and arranger (in such capacity, the "Arranger") and Toronto-Dominion (Texas), Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            The Assignor identified on Schedule l hereto (the "Assignor") and the Assignee identified on Schedule l hereto (the "Assignee") agree as follows, as of the Effective Date (as defined below):


            1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date, the interest described in
Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on
Schedule 1 hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto.

            2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the Assigned Interest and that such Assigned Interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto[; and (c) attaches any Notes held by it evidencing the Assigned Facilities marked "cancelled" and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes marked "cancelled" for a new Note or Notes payable to the Assignee in the principal amount of the Assigned Interest and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the Assignor's interest in the Assigned Facility after giving effect to the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date)].

            3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in subsection 3.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as the agents on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 2.15(d) of the Credit Agreement.

            4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

            5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) [to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date] [to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.]

            6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

            7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.



[Name of Assignee]



By: _________________________________________
Title:


[Name of Assignor]



By: ________________________________________

                                  Schedule 1
                         to Assignment and Acceptance


Name of Assignor:  -----------------------------

Name of Assignee:  -----------------------------

Effective Date of Assignment:  -----------------



   Credit                Principal
   Facility Assigned     Ammount Assigned      Commitment Percentage Assigned1
---------------------   ------------------     -------------------------------



                          $__________                       __._____%


____________________

1. Calculate the assigned Commitment Percentage to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.



Accepted:                               Consented To:

TORONTO-DOMINION (TEXAS), INC.,         [Name of Borrower]2
as Administrative Agent



By:___________________________          By:__________________________________
   Title:                                  Title:

                                        TD SECURITIES (USA) INC., as Arranger




                                        By:__________________________________
                                           Title:


____________________

2. The Borrower's consent is not required with respect to any assignment to a Lender.


                                             EXHIBIT H [TO THE TIMBERLANDS
                                             CREDIT AGREEMENT]


                      FORM OF SKADDEN, ARPS, SLATE,
                     MEAGHER & FLOM, L.L.P. OPINION


                                                   December 1, 1997


 To:  Toronto-Dominion (Texas), Inc., as Agent,
      TD Securities (USA) Inc., as Arranger and
      The Lenders listed on Schedule 1 hereto


      Re:  Brant-Allen Industries, Inc. and Bear Island Timberlands
           Company, LLC

 Ladies and Gentlemen:

        We have acted as special counsel to Brant-Allen Industries, Inc., a Delaware corporation ("Brant-Allen"), and Bear Island Timberlands Company, L.L.C., a limited liability company organized under the laws of the Commonwealth of Virginia ("Timberlands", and together with Brant-Allen, the "Opinion Parties" and each an "Opinion Party"), in connection with the preparation, execution and delivery of the Credit Agreement (the "Timberlands Credit Agreement"), dated as of December 1, 1997, among Brant-Allen, the several lenders parties thereto (the "Timberlands Lenders"), TD Securities (USA) Inc., as arranger, and Toronto Dominion (Texas), Inc., as administrative agent for the Timberlands Lenders. This opinion is being delivered pursuant to Section 4.1(m)(i) of the Timberlands Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Timberlands Credit Agreement.

        In rendering the opinions set forth herein, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction of the following:

             (a)  the Timberlands Credit Agreement;

             (b) the Term Note, dated the date hereof, executed by Brant-Allen in favor of the Administrative Agent (as defined therein) for the benefit of Toronto-Dominion (Texas), Inc. in the maximum principal amount of $32,000,000 (the "Timberlands Term Note");

             (c) the Revolving Credit Note, dated the date hereof, executed by Brant-Allen in favor of the Administrative Agent (as defined therein) for the benefit of Toronto-Dominion (Texas), Inc. in the maximum principal amount of $3,000,000 (the "Timberlands Revolving Note");

             (d)  the Timberlands Pledge Agreement;

             (e) the Soucy Pledge Agreement, dated as of December 1, 1997, executed by Brant-Allen in favor of Toronto-Dominion (Texas), Inc., as Agent (as defined therein) (the "Soucy Pledge Agreement");

             (f)  the Timberlands Guarantee;

             (g)  the Cash Collateral Agreement;

             (h) a certificate executed by an officer of the Opinion Parties in connection with this opinion (the "Opinion Certificate"), a copy of which is attached hereto as Exhibit A; and

             (i) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

 The documents listed in items (d) through (g) above are collectively referred to herein as the "Security Documents" and the documents listed in items (a) through (g) above are collectively referred to herein as the "Opinion Documents."

        In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, conformed, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion (and in the case of public officials, legal conclusions as well) which we did not independently establish or verify, we have relied upon certificates, statements and representations of each of the Opinion Parties and their respective officers and other representatives and of public officials, including the facts set forth in the Opinion Certificates.

        Unless otherwise indicated, the following terms shall have the following respective meanings when used herein:

        "Applicable Laws" means those laws, rules and regulations of the State of New York and the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by the Opinion Documents and are not the subject of a specific opinion herein referring expressly to a particular law or laws.

        "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

        "Governmental Authority" means any legislative, judicial, administrative or regulatory body of the State of New York or the United States of America.

        "Indenture" means that certain Indenture, dated as of December 1, 1997, by and among Brant-Allen, Timberlands, Bear Island Paper Company, L.L.C., Bear Island Finance Company II and Crestar Bank, as trustee.

        "New York UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York.

        "Noteholder" means any holder of a Note (as defined in the Indenture) issued under or pursuant to the Indenture.

        "Trustee" means Crestar Bank, in its capacity as trustee under the Indenture.

        We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America to the extent specifically referred to herein.

        Our opinions set forth below are subject to the following assumptions and qualifications:

             (a) each of the Opinion Documents constitutes the legal, valid and binding obligation of each party to such Opinion Document (other than the Opinion Parties) enforceable against such party in accordance with its terms;

             (b) we express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of any party (other than the Opinion Parties) to the Opinion Documents with any state, federal or other laws or regulations applicable to it or (ii) the legal or regulatory status or the nature of the business of any such party;

             (c) enforcement of the Opinion Documents may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, whether statutory or decisional, affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

             (d) we express no opinion as to the enforceability of any rights to contribution or indemnification provided for in the Opinion Documents which violate the public policy underlying any law, rule or regulation (including, without limitation, any federal or state securities law, rule or regulation);

             (e) we express no opinion as to the enforceability of any section of any Opinion Document to the extent that any recovery of attorneys' fees is not limited to reasonable attorneys' fees;

             (f) certain of the remedial provisions, including waivers, with respect to the exercise of remedies against the collateral contained in the Security Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Security Documents, each taken as a whole, and each of the Security Documents, taken as a whole, together with applicable law, contain adequate provisions for the practical realization of the benefits of the security created thereby;

             (g) our security interest opinions in paragraphs 5, 6 and 7 are limited to Articles 8 and 9 of the New York UCC and, therefore, such opinions do not address (i) laws of any state other than the State of New York, and the laws of the State of New York except for Article 8 and Article 9 of the New York UCC, as applicable,
 (ii) collateral of a type not subject to Article 8 of the New York UCC, as applicable, and (iii) what law governs perfection of the security interests granted in the collateral covered by this opinion;

             (h) we express no opinion as to the enforceability of any provision of any Opinion Document to the extent that it purports to establish evidentiary standards;

             (i) we express no opinion as to the applicability or effect of any fraudulent conveyance or similar laws on the Opinion Documents or any transactions contemplated thereby or on the opinions herein stated; and

             (j) we express no opinion as to the enforceability of any provision of the Timberlands Credit Agreement to the extent that it authorizes or permits any party to any Opinion Document or any purchaser of a participation interest from any such party to set-off or apply any deposit, property or indebtedness with respect to any participation interest.

        Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that, as of the date hereof:

        1. Each Opinion Document constitutes the valid and binding obligation of the Opinion Party that is a party thereto, enforceable against such Opinion Party in accordance with its terms.

        2. The execution and delivery by each Opinion Party of each Opinion Document to which it is a party and the performance by such Opinion Party of its obligations thereunder, in accordance with its terms, do not violate any provision of any Applicable Law.

        3. Based on our review of Applicable Laws, no Governmental Approval that has not been obtained is required to authorize, or is required in connection with, the execution and delivery by any Opinion Party of the Opinion Documents to which it is a party and the performance by such Opinion Party of its obligations thereunder.

        4. Neither of the Opinion Parties is, after giving effect to the transactions contemplated by the Opinion Documents and the application of the net proceeds from the making of the Loans under the Timberlands Credit Agreement, (i) an "investment company" required to register as such under the Investment Company Act of 1940, as amended, or (ii) a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        5. The provisions of the Cash Collateral Agreement are effective to create, in favor of the Administrative Agent (as defined in the Cash Collateral Agreement), a valid security interest in Brant-Allen's rights in the Cash Collateral Account (as defined in the Cash Collateral Agreement) to secure the Obligations (as defined in the Timberlands Credit Agreement).

        6. The provisions of the Timberlands Pledge Agreement are effective to create in favor of the Agent (as defined in the Timberlands Pledge Agreement), a valid security interest in Brant-Allen's rights in the Pledged LLC Interests (as defined in the Timberlands Pledge Agreement) (the "Timberlands Pledged Securities") to secure the Secured Obligations (as defined in the Timberlands Pledge Agreement).

        7. The provisions of the Soucy Pledge Agreement, are effective to create in favor of the Agent (as defined in the Soucy

 Pledge Agreement), a valid security interest in Brant-Allen's rights in the certificate identified on Schedule 2 hereto (the "Soucy Pledged Securities", and together with the Timberlands Pledged Securities, the "Pledged Collateral") to secure the Secured Obligations (as defined in the Soucy Pledge Agreement). The delivery of the Soucy Pledged Securities to the Agent in the State of New York will perfect the security interest of the Agent in the Soucy Pledged Securities. Upon such delivery, no other security interest of any other creditor of Brant-Allen will be equal or prior to the security interest of the Agent in the Soucy Pledged Securities.

        Our opinions set forth in paragraphs 5, 6 and 7 are subject to the following qualifications:

             (a) we have assumed that the Cash Collateral Account and the Pledged Collateral exists and that Brant-Allen has sufficient rights in the Cash Collateral Account and the Pledged Collateral for the security interests to attach, and we express no opinion as to the nature or extent of Brant-Allen's rights in, or title to, the Cash Collateral Account or any of the Pledged Collateral; and

             (b) we call to your attention that under the New York UCC, events occurring subsequent to the date hereof may affect any security interest subject to the New York UCC including, but not limited to, factors of the type identified in Section 9-306 with respect to proceeds; Section 9-402 with respect to changes in name, structure and corporate identity of the debtor; Section 9-103 with respect to changes in the location of the collateral and the location of the debtor; Section 9-316 with respect to subordination agreements;
 Section 9-403 with respect to continuation statements; and Sections 9-307, 9-308 and 9-309 with respect to subsequent purchasers of the collateral. In addition, actions taken by a secured party (e.g., releasing or assigning the security interest, delivering possession of the collateral to the debtor or another person and voluntarily subordinating a security interest) may affect a security interest.

        Our opinions set forth in paragraphs 5 and 6 are also subject to the following qualifications:

             (a) we express no opinion with respect to the perfection or priority of the security interest of the Administrative Agent (as defined in the Cash Collateral Agreement) in the Cash Collateral
 Account or of the Agent (as defined in the Timberlands Pledge
 Agreement) in any of the Timberlands Pledged Securities; and

             (b)  we express no opinion with respect to the Cash
 Collateral Account except to the extent such account constitutes a "securities account" as defined in Section 8-501(a) of the New York UCC.

        Our opinion set forth in paragraph 7 is also subject to the following qualifications:

             (a) we have assumed that none of the Agent, the Paper Company Agent, the Timberlands Agent, the Lenders (each of the foregoing as defined in the Soucy Pledge Agreement), the Trustee or the Noteholders had notice prior to or on the date of delivery of the Soucy Pledged Securities to the Agent of an adverse claim with respect to such Soucy Pledged Securities;

             (b) we express no opinion with respect to the priority of any security interest in the Soucy Pledged Securities against a lien creditor (as such term is defined in Section 9-301(3) of the New York
 UCC) with respect to future advances to the extent set forth in Section 9-301(4) of the New York UCC;

             (c) we call to your attention that the issuer of the Soucy Pledged Securities is organized under the laws of Canada, and we express no opinion as to the effect of the laws of Canada on the opinions herein stated. Our opinion with respect to the security interest of the Agent in the Soucy Pledged Securities is limited to the New York UCC and the laws of the jurisdiction of the issuer of the securities may affect, among other things, whether the security is characterized as a certificated security, the exercise of remedies with respect to such security and the exercise of voting or other rights with respect to such security; and

             (d) we advise you that with respect to that portion of the Pledged Collateral in which the Agent has been granted a security interest by more than one agreement, a court may limit the Agent's right to choose among the remedies otherwise given to it by such agreements with respect to such Pledged Collateral.

        In rendering the foregoing opinions, we have also assumed, without independent investigation and, with your consent, that:

             (a) each of the Opinion Parties has been duly incorporated or organized, as applicable, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable;

             (b) each of the Opinion Parties has the requisite power and authority, corporate or otherwise, to execute and deliver all of the Opinion Documents to which it is a party and to perform all of its obligations thereunder, and the execution and delivery of such Opinion Documents and the consummation by such Opinion Party of the transactions contemplated thereby have been duly authorized by all requisite action, corporate or otherwise, on the part of such Opinion Party;

             (c) each of the Opinion Parties has duly executed and delivered each Opinion Document to which it is a party;

             (d) the execution and delivery by each of the Opinion Parties of each of the Opinion Documents to which it is a party and the performance of its obligations thereunder do not and will not conflict with, contravene, violate or constitute a default under: (i) the Certificate of Incorporation, By-Laws or other organization documents of such Opinion Party, (ii) any indenture, instrument or other agreement to which such Opinion Party or its property is subject, (iii) any law, rule or regulation to which such Opinion Party is subject (other than Applicable Laws, as to which we express our opinion in paragraph 2 hereof), (iv) any judicial or administrative order or decree of any governmental authority or (v) any consent, approval, license, authorization or validation of, or filing, recording or registration with, or notice to, any governmental authority; and

             (e) no authorization, consent or other approval of, or notice to or filing, recording or registration with, any court, governmental authority or regulatory body that has not been obtained or taken and is not in full force and effect is required to authorize, or is required in connection with the execution, delivery and performance by any Opinion Party of any Opinion Document or the transactions contemplated thereby (other than Governmental Approvals as to which we express our opinion in paragraph 3 hereof).

        We understand that you are separately receiving an opinion with respect to certain of the foregoing matters from Mays & Valentine L.L.P., Virginia local counsel to the Opinion Parties (such opinion, the "Local Counsel Opinion"). We are advised that the Local Counsel Opinion contains certain qualifications. Our opinions herein stated are based upon the assumptions set forth herein, and we express no opinion as to the effect on the opinions herein stated of the qualifications stated in the Local Counsel Opinion.

        This opinion is being furnished only to you and is solely for your benefit and is not to be used, circulated, quoted, relied upon or otherwise referred to by any other Person or for any other purpose without our prior written consent, except that any Person who becomes a Timberlands Lender party to the Timberlands Credit Agreement pursuant to Section 9.6(c) of the Timberlands Credit Agreement may rely on this opinion as though it had been addressed to such Person and delivered to such Person on the date hereof.


                                       Very truly yours,





                          SCHEDULE 1

                           Lenders








                           SCHEDULE 2

                   Soucy Pledged Securities

                        Certificate                         Number of
   Pledged Security       Number       Type of Shares     Shares Issued
   ----------------     -----------    --------------     -------------

                                         Exhibit A [TO SASM&F OPINION]


                        Certificate of
                 Brant-Allen Industries, Inc.
                             and
             Bear Island Timberlands Company, LLC


        I, Edward D. Sherrick, am the Vice-President of Finance of each of Brant-Allen Industries, Inc. ("Brant-Allen") and Bear Island Timberlands Company, LLC ("Timberlands" and, together with Brant-Allen, the "Opinion Parties"). I understand that pursuant to Section 4.1(m)(i) of that certain Credit Agreement, dated as of December 1, 1997, among Brant-Allen, the several lenders parties thereto (the "Timberlands Lenders"), TD Securities (USA) Inc., as arranger, and Toronto-Dominion (Texas), Inc., as administrative agent for the Timberlands Lenders (the "Timberlands Agent"), Skadden, Arps, Slate, Meagher & Flom LLP is rendering an opinion dated the date hereof, (the "Opinion") to the Timberlands Lenders and the Timberlands Agent. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Timberlands Credit Agreement. I further understand that Skadden, Arps, Slate, Meagher & Flom LLP is relying on this officer's certificate and the statements made herein in rendering such Opinion.

        With regard to the foregoing, on behalf of each of the Opinion Parties I certify, that:

        1. I am familiar with the business of each of the Opinion Parties and their respective direct and indirect subsidiaries.

        2. Less than 25 percent of the assets of each Opinion Party on a consolidated basis and on an unconsolidated basis consists of margin stock (as such term is defined in Regulation G or Regulation U of the Board of Governors of the Federal Reserve System).

        3. Each Opinion Party (a) is primarily engaged, directly or indirectly through a wholly-owned subsidiary or subsidiaries, in a business or businesses other than that of investing, reinvesting, owning, holding or trading in Securities (as hereinafter defined), (b) is not and does not hold itself out as being engaged primarily, nor does it propose to engage, primarily, in the business of investing, reinvesting or trading in Securities, (c) has not and is not engaged in, and does not propose to engage in, the business of issuing Face-Amount Certificates of the Installment Type (as hereinafter defined), and has no such certificate outstanding, and (d) is not engaged and does not propose to engage in the business of investing, reinvesting, owning, holding or trading in Securities, whether or not as its primary activity, and does not own or propose to acquire Investment Securities (as hereinafter defined) having a Value (as hereinafter defined) exceeding forty percent (40%) of the Value of such Opinion Party's total assets (exclusive of Government Securities (as hereinafter defined)) on an unconsolidated basis.

        4. Neither Opinion Party nor any subsidiary or Affiliate of an Opinion Party owns or operates facilities used for the generation, transmission or distribution of electric energy for sale ("Electric Utility Facilities").

        5. Neither Opinion Party nor any subsidiary or Affiliate of an Opinion Party owns or operates facilities used for the distribution at retail of natural or manufactured gas for heat, light or power ("Gas Utility Facilities").

        6. Neither Opinion Party nor any subsidiary or Affiliate of an Opinion Party, directly or indirectly, or through one or more intermediary companies, owns, controls or holds with power to vote (a) five percent (5%) or more of the outstanding securities, such as notes, drafts, stock, treasury stock, bonds, debentures, certificates of interest or participations in any profit-sharing agreements or in oil, gas, other mineral royalties or leases, collateral-trust certificates, preorganization certificates or subscriptions, transferable shares, investment contracts, voting-trust certificates, certificates of deposit for a security, receiver's or trustee's certificates or any other instruments commonly known as a "security" (including certificates of interest or participation in, temporary or interim certificates for, receipt for, guaranty of, assumption of liability on or warrants or rights to subscribe to or purchase any of the foregoing) presently entitling it to vote in the direction or management of, or any such instrument issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such instrument is presently entitled to vote in the direction or management of, any corporation, partnership, association, joint-stock company, joint venture, trust, or organized group of persons or any receiver, trustee or other liquidating agent of any of the foregoing in his capacity as such that directly or indirectly or through one or more intermediary companies owns or operates any Electric Utility Facilities or Gas Utility Facilities or (b) any other interest, directly or indirectly, or through one or more intermediary entities, in any corporation, partnership, association, joint-stock company, joint venture or trust, or organized group of persons or any receiver, trustee or other liquidating agent of any of the foregoing in his capacity as such that owns or operates any Electric Utility Facilities or Gas Utility Facilities.

        7. Neither Opinion Party nor any subsidiary or Affiliate of an Opinion Party has received notice that the Securities and Exchange Commission has determined, or may determine, that such Person, directly or indirectly, exercises, either alone or pursuant to an arrangement or understanding with one or more persons, a controlling influence over the management or policies of any corporation, partnership, association, joint-stock company, joint-venture, trust, or organized group of persons, or any receiver, trustee, or other liquidating agent of any of the foregoing in his capacity or such that directly or indirectly or through one or more intermediaries owns or operates any Electric Utility Facilities or Gas Utility Facility as to make it necessary or appropriate or in the public interest or for the protection of investors or consumers that any Opinion Party or any subsidiary or Affiliate of an Opinion Party be subject to the obligations, duties and liabilities imposed upon holding companies by the Public Utility Holding Company Act of 1935, as amended.

        8. To the best of my knowledge, after due inquiry, there are no actions, suits or proceedings pending or threatened against either Opinion Party in any court or governmental department, commission, board, bureau, agency or instrumentality, in the United States of America, which relates to or places or may place in question the validity or enforceability of any of the Opinion Documents.

        9. As used in paragraph 3 of this Certificate, the following terms shall have the following meanings:

        "Affiliate" of a specified company means (A) any person that directly or indirectly owns, controls or holds with power to vote, 5 per centum or more of the outstanding voting securities of such specified company; (B) any company 5 per centum or more of whose outstanding voting securities are owned, controlled or held with power to vote, directly or indirectly, by such specified company; (C) any individual who is an officer or director of such specified company or of any company which is an affiliate thereof under clause (A) of this paragraph; and (D) any person or class of persons that the Commission (as defined in the Public Utility Holding Company Act of 1935, as amended (the "Act") determines after appropriate notice and opportunity for hearing, to stand in such relation to such specified company that there is liable to be such an absence of arm's-length bargaining in transactions between them as to make it necessary or appropriate in the public interest or for the protection of investors or consumers that such person be subject to the obligations, duties and liabilities imposed by the Act upon affiliates of a company.

        "Control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company; any person who owns beneficially, either directly or through one or more controlled companies, more than 25 percent of the Voting Securities of a company is presumed to Control such company;

        "Face-Amount Certificate of the Installment Type" means any certificate, investment contract, or other Security that represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at a fixed or determinable date or dates more than 24 months after the date of issuance, in consideration of the payment of periodic installments of a stated or determinable amount;

        "Government Securities" means all Securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing;

        "Investment Securities" includes all Securities except (A) Government Securities, (B) Securities issued by employees' securities companies, and (C) Securities issued by Majority-Owned Subsidiaries of any Opinion Party which are not engaged and do not propose to be engaged in activities within the scope of clause (b), (c) or (d) of paragraph 3 of this Certificate;

        "Majority-Owned Subsidiary" of a person means a company 50% or more of the outstanding Voting Securities of which are owned by such person, or by a company which, within the meaning of this paragraph, is a Majority-Owned Subsidiary of such person. Notwithstanding the foregoing, a company shall not be considered a Majority-Owned Subsidiary of a person if Control of such company rests with someone other than such person;

        "Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferrable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing;

        "Value" means (i) with respect to Securities owned at the end of the last preceding fiscal quarter for which market quotations are readily available, the market value at the end of such quarter; (ii) with respect to other Securities and assets owned at the end of the last preceding fiscal quarter, fair value at the end of such quarter, as determined in good faith by or under the direction of the board of directors; and (iii) with respect to securities and other assets acquired after the end of the last preceding fiscal quarter, the cost thereof; and

        "Voting Security" means any security presently entitling the owner or holder thereof to vote for the election of directors of a company.


        IN WITNESS WHEREOF I have executed this certificate this ________ day of December, 1997.


                                     ---------------------------
                                     Name:
                                     Title:

                                             EXHIBIT I-1 [TO THE TIMBERLANDS
                                             CREDIT AGREEMENT]

                          FORM OF TERM NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$____________                                      New York, New York
                                                   ________ __, 199__

            FOR VALUE RECEIVED, the undersigned, BRANT-ALLEN INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby uncondi tionally promises to pay to the Administrative Agent for the benefit of
 (the "Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of
(a) DOLLARS ($ ), or, if less, (b) the unpaid principal amount of the Term Loan made by the Lender pursuant to Section 2.1 of the Credit Agreement. The entire principal amount of the Term Loan made by the Lender outstanding under this Note shall be paid on the date specified in
Section 2.3 of the Credit Agree ment. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.10 of the Credit Agreement.

            The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan evidenced hereby and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute, absent manifest error, prima facie evidence of the accurancy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any of the Term Loans.

            This Note (a) is one of the Term Notes referred to in the Credit Agreement dated as of _______________ (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions or entities from time to time parties thereto, Toronto-Dominion (Texas), Inc., as Administrative Agent, and TD Securities (USA) Inc., as Arranger,
(b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Docu ments for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

            Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

            All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

            Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED BY THE LENDER EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 9.6 OF THE CREDIT AGREEMENT.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                                    BRANT-ALLEN INDUSTRIES, INC.


                                    By:   _______________________________
                                      Name:
                                      Title:






                                                                                          Schedule A
                                                                                          to Term Note
                                                                                          ------------

                LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

                                                                Amount of        Unpaid Principal
             Amount of       Amount       Amount of Prin-    Base Rate Loans       Balance of
             Base Rate   Converted to     cipal of Base       Converted to         Base Rate
   Date        Loans    Base Rate Loans  Rate Loans Repaid   Eurodollar Loans        Loans         Notation Made By

                                                                                              Schedule B
                                                                                              to Term Note
                                                                                              ------------


            LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

                                           Interest Period      Amount of         Amount of        Unpaid Principal
             Amount of  Amount Converted    and Eurodollar    Principal of      Eurodollar Loans      Balance of
            Eurodollar    to Eurodollar      Rate with        Eurodollar Loans    Converted to         Eurodollar     Notation
  Date         Loans         Loans          Respect Thereto       Repaid        Base Rate Loans          Loans         Made By


                                            EXHIBIT I-2 [TO THE  TIMBERLANDS
                                            CREDIT AGREEMENT]


                    FORM OF REVOLVING CREDIT NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$____________                                      New York, New York
                                                  _________ __, 199__

            FOR VALUE RECEIVED, the undersigned, BRANT-ALLEN INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby uncondi tionally promises to pay to the Administrative Agent for the benefit of ____________________ (the "Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) DOLLARS ($ ), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to Section [2.____] of the Credit Agreement. The Borrower further agrees to pay interest in like money at such Payment Office on the unpaid principal amount hereof from time to time outstand ing at the rates and on the dates specified in Section 2.10 of the Credit Agreement.

            The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolv ing Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute, absent manifest error, prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorse ment or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Revolving Credit Loan.

            This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of December 1, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions or entities from time to time parties thereto, Toronto-Dominion (Texas), Inc. , as Administrative Agent, and TD Securities (USA) Inc., as Arranger, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This
Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

            Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

            All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

            Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED BY THE LENDER EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 9.6 OF THE CREDIT AGREEMENT.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                    BRANT-ALLEN INDUSTRIES, INC.



                                    By: _______________________________
                                       Name:
                                       Title:






                                                                    Schedule A
                                                       to Revolving Credit Note


                LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

                                                          Amount of Base Rate
            Amount of      Amount           Amount of      Loans Converted      Unpaid Principal
            Base Rate   Converted to     Principal of       to Eurodollar        Balance of Base
  Date        Loans     Base Rate Loans  Loans Repaid            Loans           Rate Loans       Notation Made By









                                                        Schedule B
                                                        to Revolving Credit Note

        LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

                                         Interest Period    Amount of        Unpaid Principal
           Amount of    Amount Con-       and Eurodollar    Principal of        Balance of
           Eurodollar  verted to Euro-       Rate with    Eurodollar Loans      Eurodollar      Notation
  Date        Loans     dollar Loans     Respect Thereto      Repaid              Loans          Made By








                                              EXHIBIT J [TO THE TIMBERLANDS
                                              CREDIT AGREEMENT]


                    FORM OF EXEMPTION CERTIFICATE


            Reference is made to the Credit Agreement, dated as of ___________________ (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Brant-Allen Industries, Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Toronto-Dominion (Texas), Inc., as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent") and TD Securities (USA) Inc., as Arranger. Capital ized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement. ______________________ (the "Non-U.S. Lender") is providing this certificate pursuant to subsection 2.15(d) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:


            1. The Non-U.S. Lender is the sole record and beneficial owner of the Loans or the obligations evidenced by Note(s) in respect of which it is providing this certificate.

            2. The Non-U.S. Lender is not a "bank" for purposes of
Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). In this regard, the Non-U.S. Lender further represents and warrants that:

            (a) the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

            (b) the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

            3. The Non-U.S. Lender is not a 10-percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

            4. The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

            IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

                                    [NAME OF NON-U.S. LENDER]

                                     By  ____________________________
                                         Name:
                                         Title:


Date:  ____________________